UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
International Paper Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

International Paper

'26

Notice of Annual Meeting and Proxy Statement

May 11, 2026, at 11:00 a.m. CDT

Transforming IP Through Strategic
Focus and a Culture of Accountability
Rooted in Our Mission and Values

Mission
Together, we create sustainable packaging solutions that enable our customers, teammates, and shareowners to thrive in an ever-changing world.
Values

Safety	Trust	Excellence
Above all, we care about people. We look out for each other to ensure everyone is physically and emotionally safe.	We build trust through our competency and our character. We uphold the highest ethical standards, are transparent and make principled decisions.	We deliver best in class results through great teams deploying 80/20 at the point of impact.

A Great Place to Work Driving Customer Excellence and Profitable Growth

www.internationalpaper.com	/ 1

Notice of Annual Meeting of Shareowners

Date and Time Monday, May 11, 2026, at 11:00 a.m. CDT Location Online via the webcast at www.virtualshareownermeeting. com/IP2026

Your vote is important!
Vote on the Internet
Go to the website address shown
in the Notice of Internet Availability
or proxy card provided to you.
You will need the 16-digit control
number printed on the Notice of
Internet Availability or proxy card.
Vote by telephone
Dial the toll-free number shown in
the Notice of Internet Availability
or proxy card provided to you.
You will need the 16-digit control
number printed on the Notice of
Internet Availability or proxy card.
Vote by mail
Mark, sign and date your proxy
card and return it in the postage-
paid envelope that was included
with the proxy card.
At the meeting
You also may vote online during
the annual meeting by following
the instructions provided on the
meeting website during the
annual meeting. To vote at
the meeting, visit
www.virtualshareownermeeting.
com/IP2026.

Items of Business	Board Recommendation
ITEM 1	Election of 11 Directors	FOR
ITEM 2	Ratification of Deloitte & Touche LLP as our independent auditor for 2026	FOR
ITEM 3	Non-binding resolution to approve the compensation of our Named Executive Officers	FOR
Consider any other business properly brought before the meeting
Record Date
Owners of record of International Paper common stock at the close of business on
March 12, 2026, are entitled to vote at the meeting.
By order of the Board of Directors,
Joseph R. Saab
Senior Vice President, General Counsel and Corporate Secretary
March 27, 2026
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Shareowners to Be Held on May 11, 2026.
The following materials are available for viewing and printing at
materials.proxyvote.com/460146:
•The Notice of Annual Meeting of Shareowners to be held on May 11, 2026;
•International Paper’s 2026 Proxy Statement; and
•International Paper’s 2025 Annual Report.
A Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) or the
proxy statement, proxy card and annual report are first being sent to shareowners on or about March 27, 2026. Information contained in this Proxy Statement does not take into account changes effective after the mail date unless otherwise noted.

2 \	International Paper 2026 Proxy Statement

Dear Shareowner

March 27, 2026

We invite you to join us for our 2026 Annual Meeting of Shareowners. This year’s meeting will be held virtually via live webcast on May 11, 2026, at
11:00 a.m., Central Time at www.virtualshareownermeeting.com/IP2026.
Please review the enclosed materials and vote your shares.
Your vote is important, and I urge you to promptly cast your vote in accordance with the Board’s recommendations.

Andrew K. Silvernail Chairman of the Board and Chief Executive Officer
Dear Shareowner,
Thank you for your confidence in our Company.
International Paper set ambitious expectations for 2025 to fully engage our team and accelerate our performance trajectory. We committed to eliminating serious injuries and fatalities, improving the customer experience, reducing costs, driving profitable growth, and delivering DS Smith integration and synergies amid significant market-driven headwinds. We also completed the sale of our Global Cellulose Fibers business
(January 2026), further sharpening our focus on providing sustainable packaging solutions for our customers.
Throughout this period of transformation, we maintained a solid balance sheet and returned approximately
$977 million in cash to our shareowners through dividends.
In Packaging Solutions North America, we continued to move swiftly, using 80/20 principles to tackle challenges and drive improvement. Despite a challenging macro environment in 2025, we delivered 37%
year-over-year adjusted EBITDA(1) growth supported by above-market volume growth in the second half of the year, strong price realization and continued footprint optimization in our mills and converting plants. Significant investments in reliability, quality and sales capabilities further elevated our commercial performance, contributing to a 340-basis-point margin expansion as customers rewarded our improved performance with significant business wins.
In Packaging Solutions EMEA, we continued to advance our transformation with urgency and discipline. We have taken decisive action to simplify, segment, and integrate legacy DS Smith and legacy IP
EMEA in the face of a weak market. While our EMEA business is in the early stages of transformation, we have a clear roadmap for commercial success and structural cost actions. We expect to see the benefits from these initiatives accelerate throughout 2026.

www.internationalpaper.com	/ 3

Dear Shareowner
In January 2026, we initiated the next major step in our transformation by announcing our intention to create two independent, publicly traded companies — a North America–focused International Paper and a dedicated EMEA packaging company. Looking ahead, each company will be positioned to win in its respective market supported by focused leadership, tailored commercial strategies, independent balance sheets and flexible capital allocation aligned to attractive, but different, in-region opportunities. Powered by our 80/20 performance system, we believe both companies will be positioned to advance strategic priorities and deliver compelling long-term financial performance. We expect the spin-off of our EMEA business to be completed in
12-15 months.
We are taking swift and decisive action to create long-term value for our shareowners. The scale of our transformation is exciting, and our traction is strong as we work to deliver near-term performance and fund investments in our future growth. International Paper is strengthening our position as the leader in sustainable packaging and we remain steadfast in our commitment to execute our transformation plan, deliver a best-in-
class customer experience and create value for our shareowners.
As we embark on this next phase of our journey, I want to welcome the newest members of my executive team and board of directors: Lance Loeffler, chief financial officer (April 2025); and Melissa Flores, chief human resources officer (January 2026); and independent director, David Robbie, who joined our board in
February 2025 following the DS Smith acquisition. I also want to thank my colleagues throughout the company for your dedication to IP. It is your courage, candor, and action that makes our future bright. It is through you that we earn the trust of our customers and our owners.
Sincerely,
Andrew K. Silvernail
Chairman of the Board and
Chief Executive Officer
(1)See page 68 for non-GAAP financial measure definitions and Appendix A for a reconciliation of Adjusted EBITDA to the most directly comparable
GAAP measure.
2025 Performance Highlights

We successfully completed the acquisition of DS Smith and established a platform to drive the seamless integration into our regional business.	We advanced the implementation of our 80/20 performance system and initiated deployment in EMEA markets.	We sustained progress on simplifying our business model and rationalizing our portfolio to deliver on our vision of being the leader in sustainable packaging solutions.

4 \	International Paper 2026 Proxy Statement

Table of Contents

Company Highlights	6

Proxy Summary	11

ITEM 1 Election of 11 Directors	15

ITEM 2 Ratification of Deloitte & Touche LLP as Our Independent Auditor	49

Background on Our Independent Auditor	50
Independent Auditor Fees	50
Services Provided by the Independent Auditor	51

ITEM 3 Non-Binding Say-on-Pay Resolution	53

Information About the Annual Meeting	114

Appendix A–Reconciliations of Non-GAAP Financial Measures	A-1

Index of Frequently Requested Information

Sustainability Highlights	9
Summary of Director Nominees’ Core Competencies	16
Board Policies and Practices	30

Proxy Access	36
Oversight Security	40
Pay Versus Performance	104
How do I attend the annual meeting?	114

www.internationalpaper.com	/ 5

Table of Contents
Forward-Looking Statements. Certain statements in this Proxy Statement that are not historical in nature may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as
amended. Words such as “expects,” “anticipates,” “believes,” “estimates” and similar expressions identify forward-looking statements. These statements are not guarantees of future performance and reflect management’s current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Moreover, any targets or goals with respect to climate change or other sustainability matters discussed herein or in our sustainability reports as noted below are forward-looking statements and may be aspirational. These targets or goals are not guarantees of future results, and involve assumptions and known and unknown risks and uncertainties, some of which are beyond our control. Such risks and other factors that may impact forward-looking statements are discussed in our filings with the SEC, including in Item 1A under the caption “Risk Factors” in our Annual Report on Form 10-K for the
year ended December 31, 2025, filed on February 27, 2026, and the risks and uncertainties discussed in any subsequent reports that we file or furnish with the SEC from time to time. The information contained herein speaks as of the date hereof, and we do not have or undertake any obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.
No Incorporation by Reference. Information that is in our 2024 Sustainability Report, any information that will be in our
2025 Sustainability Report to be published later in 2026, and any other information on our website that we may refer to in this Proxy Statement is not incorporated by reference into, and does not form any part of, this Proxy Statement.
Statements Relating to Non-U.S. GAAP Measures
While the Company reports its financial results in accordance with accounting principles generally accepted in the United
States (“GAAP”), certain non-GAAP financial measures are presented in this Proxy Statement. Management believes these non-GAAP financial measures, when used in conjunction with information presented in accordance with GAAP, can facilitate a better understanding of the impact of various factors and trends on the Company’s financial condition and results of operations. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance. The non-GAAP financial measures in this Proxy Statement have limitations as analytical tools and should not be considered in isolation or as a substitute for an analysis of our results calculated in accordance with GAAP. In addition, because not all companies use identical calculations, our use of non-
GAAP financial measures in this Proxy Statement may not be comparable to similarly titled measures disclosed by other companies, including companies in our industry. Non-GAAP financial measures are defined on page 68. A reconciliation of all non-GAAP financial measures (and their components) to the most directly comparable GAAP financial measures is available at Appendix A.
Discontinued Operations
The Company sold its Global Cellulose Fibers business on January 23, 2026. Current and historical results were adjusted to reflect the Global Cellulose Fibers business as a discontinued operation in our Annual Report on Form 10-K filed with the
U.S. Securities and Exchange Commission on February 27, 2026.

6 \	International Paper 2026 Proxy Statement

Company Highlights
International Paper at a Glance
At International Paper, we create sustainable packaging solutions that enable our customers, teammates, and shareowners to thrive in an ever-changing world. By staying relentlessly committed to low‑cost production, operational excellence, and innovative sustainable solutions, we’re exceeding the expectations of our customers and creating long-term value for all our stakeholders.
We’re building momentum while building trust, and igniting a catalyst for change across the packaging landscape – one box at a time.
Strategic Highlights
Throughout 2025, we continued to execute a multi‑year transformation designed to simplify our portfolio, sharpen our regional focus and improve underlying earnings power. We undertook significant strategic and operational changes driven largely by our 80/20 performance system. We also divested our Global Cellulose Fibers ("GCF") business and integrated
DS Smith into our regional businesses — moves that sharpened our focus, expanded our capabilities, and positioned us for accelerated, above‑market growth. Now, we’re taking the next bold step: separating our North American and Europe,
Middle East and Africa ("EMEA") packaging businesses into two independent, publicly traded companies that can move faster, innovate deeper, and serve customers with unmatched agility.
Company Vision and Strategic Direction

Taking Bold Steps to Accelerate Our Growth

1 Building on a strong foundation to achieve above-market growth potential	2 Prioritizing the right geographies, customers, and products	3 Applying 80/20 to drive strategy and focus resources	4 Winning in attractive markets through decisive initiatives across our virtuous cycle

Driving Sustainable Value Creation Through Clear Actions

www.internationalpaper.com	/ 7

Company Highlights / Safety Excellence
Building Leadership Continuity
Throughout 2025, we cultivated a strong and stable leadership foundation to support our transformation. Our chief executive officer ("CEO"), Andrew K. Silvernail, now in his second year, solidified his Executive Leadership Team, ensuring continuity and alignment with our long-term vision. We executed a planned chief financial officer ("CFO") transition by moving former CFO Timothy S. Nicholls into a strategic role leading our EMEA business, operating as DS Smith, and welcoming Lance T. Loeffler as our new CFO. In January 2026, Melissa S. Flores joined IP as senior vice president and chief human resources officer. We also made significant investments in our broader leadership team focused on leading others through transformation and change through trust and collaboration. These deliberate steps strengthen organizational stability, drive meaningful impact and position us for sustained growth.
Safety Excellence
At International Paper, we value safety above all else. The safety and well-being of our employees, visitors and business partners is fundamental to how we operate. In 2025, we reinforced our commitment to safety performance and further implemented our Safety Excellence strategy, which is designed to strengthen our safety culture across all operations.
Through our Safety Excellence efforts, we are building a culture guided by five key attributes:

1	2	3	4	5
We speak up and take action – every time, without fear.	We show up where the work happens and listen with intent.	We lead with humility and curiosity.	We proactively eliminate risk and invest in what matters.	We create a culture of care, trust, and accountability.

To ensure lasting impact, in 2025 we continued our partnership with a leading safety consultant and initiated comprehensive, top-down training throughout our leadership ranks. Members of our executive teams actively participated in safety leadership training, personal coaching and in-field demonstrations, reinforcing accountability and modeling the behaviors we expect across the organization. These efforts are part of a broader plan to embed safety into every aspect of our operations, with additional initiatives scheduled for 2026 and 2027 to further advance our culture of safety excellence and engage every team member.
We believe that safety performance and operational performance are inextricably linked. Plants and mills that operate safely are less likely to experience unplanned process interruptions and downtime. The culture we are building to improve safety performance also improves asset reliability, enhances production stability and supports more consistent cost performance. Accordingly, the key drivers of strong safety performance contribute directly to operational excellence and, in turn, to our financial results. Our focus on Safety Excellence is therefore both a cultural imperative and a key operational priority.
Our goal is to achieve zero serious injuries and fatalities at all sites and see that everyone goes home safely at the end of each workday. This commitment means empowering every team member to stop unsafe work without hesitation.
To advance this goal, we took the following steps in 2025:
•Trained 163 top leaders in 84 sessions that included classroom modules and coaching;
•Began training 3,400 site level leaders through classroom modules and in-field coaching;
•Established a Safety Governance Team in North America made up of executive leaders responsible for all North
American operations;
•Elevated safety updates as a standing agenda item at every meeting of the Board of Directors;
•Executed targeted investments to sustainably reduce exposure to harm in our facilities; and
•Celebrated team members who modeled our safety culture through personal recognition by our CEO and sharing stories across the enterprise, reinforcing a culture where safety leadership is valued and visible.

8 \	International Paper 2026 Proxy Statement

Company Highlights / Performance Highlights
Performance Highlights
Gaining Momentum On Our Transformational Journey

Advantaged Cost Position (ACP) Expands margins while bolstering ability to win with customers; funds investment

Superior Customer Experience (Superior CX) Deliver additional volume growth, earn loyalty and willingness to pay

High Relative Supply Position (High RSP) Build advantaged capabilities and offerings while driving even lower cost

80/20 Performance System
At International Paper, we follow the IP 80/20 performance system. The 80/20 approach is a disciplined, data-driven operating model focused on simplification, segmentation, resourcing and growth. In recent years the Company has taken actions to drive meaningful operational improvement and increase strategic flexibility across our global portfolio.

The Principles of our 80/20 Performance System

Simplify
Task: Identify the 20% of
processes or activities that
drive the most complexity and
eliminate or streamline them.
Actions Taken:
•Focusing on our core
business, sustainable
packaging solutions
•Exiting non-core businesses
•Optimizing internal
processes and
organizational structures
to reduce complexity

Segment
Task: Focus on the most
profitable or important
customer segments (the 20%
that generate 80% of value).
Actions Taken:
•Concentrating on the right
geographies within
each region
•Planning to separate into
two independent, publicly
trade companies in North
America and EMEA
(announced January 2026)
•Prioritizing the right
customer segment and
product offerings

Resource
Task: Allocate talent, capital,
and technology to the
areas with the highest
return potential.
Actions Taken:
•Tailoring investment and
capital allocation strategies
to meet distinct needs
•Investing in greenfield
packaging facilities; plans
for two new plants
announced in 2025
•Investing in our talent and
putting the right people in
the right roles to
create value

Grow
Task: Prioritize core
businesses and emerging
opportunities that deliver
outsized impact.
Actions Taken:
•Winning with customers and
providing superior
customer experiences
•Enhancing investor base in
North America and EMEA
•Focusing on achieving an
advantaged cost position

www.internationalpaper.com	/ 9

Company Highlights / Sustainability Highlights
Sustainability Highlights
Sustainability is a core strength of International Paper, and we are dedicated to addressing the sustainability challenges we all face today, as well as those that will impact future generations.
For more than a century, International Paper has championed the sustainable management of natural resources. As part of our commitment to create long-term value, we are working to deliver sustainable outcomes through our businesses. We believe that by using resources responsibly and efficiently, creating recyclable fiber-based solutions, taking action to reduce our emissions and water consumption and investing in our people and our communities, we help ensure our business is safe, successful and sustainable for generations to come.
Both International Paper and DS Smith performed a double materiality assessment ("DMA") in 2024, which broadens the traditional view of materiality to include both financial and nonfinancial impacts.
Throughout 2025, our sustainability team worked with a third party to analyze and consolidate the two DMAs into a single framework for reporting purposes. This work supported the development of a shared sustainability framework used during the integration period, while recognizing that each business will continue to evolve its own priorities and ambitions as the organizations move toward separation.
We engaged with various internal and external stakeholders, including employees, suppliers and customers, to identify sustainability-related impacts, risks and opportunities. This work helped ensure that our sustainability framework aligns with stakeholder priorities and focus our strategy and resources on priority areas.
The assessment concluded that the topics of highest importance as a combined company are climate change, pollution, circular economy, water, and workers in the value chain.
As part of our ongoing transformation, International Paper and Packaging Solutions EMEA, operating as DS Smith will review their DMAs based on best practice, guidance and new developments to identify key issues for their respective businesses and stakeholders, maintaining alignment with our focus areas and the United Nations Sustainable
Development Goals.
Our approach to sustainability considers our entire value chain, from sourcing renewable raw materials responsibly and working safely, to making recyclable products and providing a market for recovered products.

Our Sustainability Journey

Balanced Resource Management	Being good stewards of forests and water resources through responsible use and sourcing	Improving value chain footprint by enhancing energy efficiency and expanding use of renewable energy

Sustainable Packaging Solutions	Creating innovative solutions for a circular world that are reusable, recyclable, or compostable	Striking a balance between economic growth and environmental responsibility

Strong, Responsible Governance	Integrating sustainability across the organization through robust governance structures	Prioritizing employee safety and community wellbeing

Creating Long-term Value by Further Integrating Sustainability into Our Strategy

10 \	International Paper 2026 Proxy Statement

Company Highlights / Sustainability Highlights
Climate Risk Management
Climate change presents risks and opportunities for IP and the communities we serve. As a leader in sustainable packaging solutions, we are actively addressing these challenges and unlocking opportunities in the low-carbon circular economy.
We are committed to transparent climate-related disclosures:

Science Based Targets initiative (SBTi) The Company continued progress toward an approved SBTi target.	Climate Disclosure Project (CDP) We respond to CDP’s Climate Change, Forest and Water Security questionnaires.

International Sustainability Standards Board (ISSB) International Financial Reporting Standards (IFRS) Climate Report Our climate reporting outlines our climate risks, opportunities and strategies.	Taskforce on Nature-related Financial Disclosures (TNFD) As an early adopter of the framework, we published our first TNFD Report in 2025 using 2024 data. Our 2025 TNFD will publish later this year.
For detailed information on our climate strategy and actions, please see our Sustainability reporting hub at
www.internationalpaper.com.
Looking Ahead: Deliver 2030
International Paper plans to launch our
Deliver 2030 sustainability framework
in 2026. Deliver 2030 is designed to
deliver progress across three core
impact areas: Designing for Circularity,
Advancing Nature-Positive Sourcing,
and Driving Climate Impact. The new
framework will replace the company’s
legacy sustainability frameworks as
we focus on creating sustainable
packaging solutions.
Deliver 2030 is central to how we create
value for our company and our
customers, while living our values.

www.internationalpaper.com	/ 11

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement before voting.
Meeting Agenda and Voting Recommendations

Items	Board Recommendation

Election of 11 Directors	FOR

See pages 15-23

Ratification of Deloitte & Touche LLP as the Company’s Independent Auditor for 2026	FOR
See pages 49-52
Non-Binding Resolution to Approve the Compensation of Our Named Executive Officers	FOR
See page 53
Consider any other business properly brought before the meeting.

12 \	International Paper 2026 Proxy Statement

Proxy Summary / Board Nominees
Board Nominees
All nominees are currently directors of International Paper.

			Director Since	Board Committees
Name	Primary Occupation	Age		A&F	GOV	MDCC	STS
Christopher M. Connor Lead Director	Retired Chairman and Chief Executive Officer, The Sherwin-Williams Company	70	2017
Jamie A. Beggs*	Senior Vice President and Chief Financial Officer, Avient Corporation	49	2024
Ahmet C. Dorduncu	Retired Chief Executive Officer, Akkök Group	72	2011
Anders Gustafsson*	Chairman, Zebra Technologies Corporation	65	2019
Jacqueline C. Hinman	Chief Executive Officer, Atlas Technical Consultants	64	2017
Clinton A. Lewis, Jr.	Retired Chief Executive Officer, AgroFresh Solutions, Inc.	59	2017
David A. Robbie*	Retired Group Finance Director, Rexam, PLC	62	2025
Andrew K. Silvernail	Chairman and Chief Executive Officer	55	2024
Kathryn D. Sullivan	Senior Fellow Potomac Institute for Policy Studies; Ambassador-at- Large, Smithsonian National Air & Space Museum	74	2017
Scott A. Tozier*	Retired Chief Financial Officer and Strategic Advisor to the CEO, Albemarle Corporation	60	2024
Anton V. Vincent	President, Mars Snacking North America and Global Ice Cream	61	2021

A&F: Audit and Finance GOV: Governance	MDCC: Management Development and Compensation STS: Safety, Technology and Sustainability	Member	Committee Chair
*   Denotes Board-designated Audit Committee Financial Expert
Board Nominees Snapshot

Tenure	Age

In the past 5 years,
we've added five new
directors with key
areas of expertise
and new perspectives

www.internationalpaper.com	/ 13

Proxy Summary / Board Nominees
Refreshed Board
The Board continually considers potential director candidates in anticipation of retirements, resignations or the need for additional capabilities. In 2026, the Company updated its Corporate Governance
Guidelines to sunset the mandatory retirement age of 75 effective
December 31, 2026, and adopt a 12-year director term-limit model, which may be extended if the Board determines that doing so is in the best interests of shareowners. The Board’s mandatory retirement age policy will continue to apply to all directors currently serving on the
Board through December 31, 2026, after which director service will be governed by the term‑limit policy rather than age‑based criteria.
To prepare for future transitions related to these changes, the Board has engaged a search firm to assist in recruiting directors and evaluate our current director skill sets, ensuring we have the right people with the right expertise to support our strategy and governance priorities. The
Board is committed to identifying highly qualified women candidates to maintain and strengthen perspectives in the boardroom.
Director candidates are assessed for independence, tenacity, skills, expertise and perspectives. Candidates meet with the Board to ensure alignment with culture and are screened for conflicts of interest.

Board Changes in the
Past 5 Years
•Five new independent
directors with key areas of
expertise and new
perspectives have joined
our Board
•Three new members of our
audit committee are financial
experts with extensive
experience as chief financial
officers of public companies.

Experience

CEO Leadership Experience	64%	Manufacturing	73%	Supply Chain	64%
Financial Expert	64%	Marketing	64%	Sustainability	91%
International Operations	91%	Strategic Planning	100%	Technology/ Cybersecurity	55%

Governance Highlights
We believe sound corporate governance is critical to achieving business success and serves the best interests of our shareowners. Highlights of our commitment to sound governance practices are shown below.

  Annual elections and majority voting for directors,
with a director resignation policy
  Shareowner right to call special meetings
  Shareowner right to act by written consent
  Shareowner right to proxy access
  Robust independent Lead Director role

  Strong stock ownership and retention requirements
  Robust oversight of sustainability
  Active engagement with our shareowners
  Focus on board composition and refreshment, with
director term-limit policy (effective March 2026)
  Strong anti-hedging and anti-pledging stock trading
provisions and Clawback Policy

14 \	International Paper 2026 Proxy Statement

Proxy Summary / 2025 Executive Compensation Overview
2025 Executive Compensation Overview
Our executive compensation program is designed around two guiding principles: pay for performance and pay at risk.
1. Pay for Performance
We reward achievement of specific goals that improve our financial performance and drive strategic initiatives to ensure sustainable long-term profitability.

2025 Outcomes

   Payouts under our Long-Term Incentive Plan (“LTIP”) are based predominantly on three-year Company performance.
Members of our Executive Leadership Team (ELT) receive 100% performance stock units.
   Our Short-Term Incentive (“STI”) award is now based on performance metrics for each business unit with individual performance modifiers eliminated to support a team-oriented culture.
   Achievement against the Company metrics for our STI plan resulted in awards of 87.9% of target (corporate center).
   2023-2025 performance-based awards under the LTIP vested at 73.81% of target.

2. Pay at Risk
We believe a significant portion of an executive’s compensation should be specifically tied to performance. For 2025, 93% of our CEO’s target compensation and, on average, 81% of our other NEOs’ target compensation, was based on Company and/or stock performance and was therefore at risk, as shown below.

CEO Target Pay Mix	Average Other NEOs Target Pay Mix

7%
Base Salary
10%
Cash-based STI
LTI is
100%
PSUs
83%
Equity-based LTI
93%
Pay at Risk

62%
Equity-based LTI
19%
Base Salary
LTI is
100%
PSUs
19%
Cash-based STI
81%
Pay at Risk

www.internationalpaper.com	/ 15

ITEM 1
Election of 11 Directors
The Board of Directors currently consists of 11 members, each of whom has been nominated by the Board, upon recommendation by the Governance Committee, for re-election by shareowners at the annual meeting. Ten of our director nominees are independent. For information about each of these individuals, see “Board Nominees” below.
All nominees, if elected, will hold office until our 2027 annual meeting or until a qualified successor has been elected, absent an earlier death, resignation or retirement. We know of no reason why any nominee would be unable or unwilling to serve if elected. If, prior to the election, a nominee becomes unable or unwilling to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may nominate, or the Board may choose to reduce its size.
There are no other nominees competing for seats on the Board. Under our Amended and Restated Certificate of
Incorporation and Amended and Restated By-Laws, directors in non-contested elections must receive an affirmative majority of votes cast. You may vote FOR or AGAINST a nominee, or you may abstain from voting with respect to a nominee. Abstentions and “broker non-votes” will have no effect on the results.
If you hold your shares in street name, your shares cannot be voted in the election of directors unless you provide voting instructions to your representative.

Our Board of Directors unanimously recommends that you vote FOR each of the 11 nominees.

16 \	International Paper 2026 Proxy Statement

Item 1: Election of 11 Directors / Summary of Director Nominees’ Core Competencies
Summary of Director Nominees’
Core Competencies
Our Board and the Governance Committee have assembled a Board made up of experienced directors who are currently, or have recently been, leaders of major companies and institutions, are independent thinkers, and bring to the boardroom a range of backgrounds, tenures and skills. The Board believes that a range of perspectives enhances the quality of its deliberations and decisions.
The Board seeks to have a mix of tenures among its members so it can benefit from a blend of institutional knowledge and fresh perspectives. Refreshment efforts have resulted in an average tenure for our current directors of 5.8 years.
The following chart summarizes the core competencies that the Board considers valuable to effective governance and successful oversight of our corporate strategy, and illustrates how our Board nominees individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean the director does not possess that qualification, skill or experience; rather, the indicator represents that the item is a director's core competency.

Skills and Experience

CEO Leadership Experience Public company CEO leadership that contributes to the understanding and oversight of large complex organizations

Financial Expert Meets the SEC and NYSE criteria as an independent “audit committee financial expert”

International Operations Contributes to the understanding of operations and business strategy abroad

Manufacturing Contributes to the understanding of the challenges of complex manufacturing

Marketing Brings expertise in marketing and sales at a global scale

Strategic Planning Brings expertise in the process of setting goals and creating a blueprint for the Company’s future

Supply Chain Brings expertise in supply chain management

Sustainability Strengthens the Board’s oversight of climate risks and our environmental, safety and sustainability initiatives

Technology/Cybersecurity Contributes to the understanding and oversight of cybersecurity threats and digital transformation

Board Demographics

Age	49	70	72	65	64	59	62	55	74	60	61

Tenure (Rounded years)	2	9	15	7	9	9	1	2	9	2	5

www.internationalpaper.com	/ 17

Item 1: Election of 11 Directors / Our Director Nominees
Our Director Nominees
The following 11 individuals are nominated for election at the 2026 annual meeting to serve until 2027.

Jamie A. Beggs
Ms. Beggs currently serves as senior vice president and chief financial officer of Avient Corporation
(NYSE: AVNT), a premier provider of specialized and sustainable materials solutions and services
(2020-present). Prior to this role, Ms. Beggs served as senior vice president at Hunt Consolidated
(2017-2019), a diversified holding company. Additional experience includes various roles at Celanese
Corporation (NYSE: CE), a global chemical and specialty materials company (2007-2017).
Board Qualifications
As chief financial officer of a public company, Ms. Beggs oversees finance and investor relations, as well as, at times, information technology and corporate communications. At Avient Corporation, she also helps lead the organization through a strategy focused on long-term sales growth leveraging innovative and sustainable solutions, and growth into new end markets and geographies.
Other Public Company Boards
None
Other Affiliations
None
Key Skills & Experience

Independent Age: 49 Director since: 2024 Committees •Audit and Finance •Safety, Technology and Sustainability

Christopher M. Connor
Mr. Connor retired as executive chairman of The Sherwin-Williams Company, a global manufacturer of paint, architectural coatings, industrial finishes, and associated supplies, in December 2016.
Mr. Connor joined The Sherwin-Williams Company in 1983 and served as its chairman and chief executive officer from 2000 to 2015 before assuming the role of executive chairman in 2016.
Board Qualifications
Having served as CEO and executive chairman of The Sherwin-Williams Company, Mr. Connor brings significant senior management experience and strong financial expertise to the Board. He understands the various issues facing a large, global manufacturing company, including operational, financial, and strategic issues. His technical background and long tenure with The Sherwin-Williams Company bring industrial expertise, which further strengthens our Board.
Other Public Company Boards
Yum! Brands, Inc. (fast food) (NYSE: YUM)
Eaton Corporation, plc (NYSE: ETN) (2006-2022)
Other Affiliations
Mr. Connor serves on the board of directors of the Rock & Roll Hall of Fame in Cleveland, Ohio.
Key Skills & Experience

Independent Lead Director Age: 70 Director since: 2017 Committees •Management Development and Compensation •Governance

18 \	International Paper 2026 Proxy Statement

Item 1: Election of 11 Directors / Our Director Nominees

Ahmet C. Dorduncu
Mr. Dorduncu retired as chief executive officer of Akkök Group, a financial and industrial conglomerate located in Turkey, in December 2022, after serving in that position since 2013. Prior to that,
Mr. Dorduncu served as chairman and chief executive officer of Sabanci Holding, another financial and industrial conglomerate located in Turkey (2005-2010). He also served as chairman of the board of Olmuksa, then an industrial packaging business joint venture between Sabanci Holding and
International Paper (2006-2010). Sabanci Holding is the parent company of the Sabanci Group, a leading Turkish financial and industrial company.
Board Qualifications
As the retired CEO of Akkök Group and retired chairman and CEO of Sabanci Holding, two leading financial and industrial conglomerates, Mr. Dorduncu brings vast experience in international manufacturing operations and specific experience in industrial packaging. His knowledge of geographic regions of key importance to the Company brings even greater perspective to our Board.
Other Public Company Boards
None
Other Affiliations
Mr. Dorduncu is the Chair of the Turkish Network of the United Nations Global Compact.
Key Skills & Experience

Independent Age: 72 Director since: 2011 Committees •Audit and Finance •Safety, Technology and Sustainability

Anders Gustafsson
Mr. Gustafsson is chairman of Zebra Technologies Corporation, a publicly traded global leader in designing and marketing specialty printers, mobile computing, data capture, radio frequency identification products and real-time locating systems. Previously, he served as Zebra's executive chair (2023-2024). From 2007 to 2023, Mr. Gustafsson served as chief executive officer of Zebra
Technologies Corporation. Prior to that, Mr. Gustafsson served as chief executive officer of Spirent
Communications plc, a publicly traded telecommunications company (2004-2007). Prior to Spirent,
Mr. Gustafsson was a senior executive vice president, global business operations for Tellabs, Inc.
Board Qualifications
As executive chairman of Zebra Technologies Corporation and former chief executive officer of Zebra and Spirent Communications, Mr. Gustafsson brings significant international business experience and strong financial expertise to the Board. He provides a unique and valuable technology perspective, and his current and prior service on other public company boards further broadens his range of knowledge and allows him to draw on various perspectives and viewpoints.
Other Public Company Boards
Zebra Technologies (NASDAQ: ZBRA)
NetApp (NASDAQ: NTAP) (a data infrastructure service provider)
Dycom Industries (specialty contracting services throughout the U.S. and Canada) (NYSE:DY)
(2013-2020)
Other Affiliations
Mr. Gustafsson serves as a trustee of the Shedd Aquarium.
Key Skills & Experience

Independent Age: 65 Director since: 2019 Committees •Audit and Finance (chair through May 11, 2026) •Safety, Technology and Sustainability (chair effective May 11, 2026)

www.internationalpaper.com	/ 19

Item 1: Election of 11 Directors / Our Director Nominees

Jacqueline C. Hinman
Ms. Hinman is chief executive officer of Atlas Technical Consultants, a privately held company that provides professional testing, inspection, engineering, environmental and consulting services nationwide (2024-present). Prior to this role, Ms. Hinman worked as a senior operating consultant advising on improvement in the engineering infrastructure, environmental, energy and industry sectors (2017-2023). Ms. Hinman has also served as chair, president, and chief executive officer of
CH2M HILL Companies, Ltd., a Fortune 500 engineering and consulting firm focused on delivering infrastructure, energy, environmental and industrial solutions for clients and communities around the world, until December 2017, when the firm was acquired by Jacobs Engineering. Prior to becoming chair in September 2014 and president and chief executive officer in January 2014, Ms. Hinman served as president of CH2M’s International Division from 2011. She served on CH2M’s board of directors from 2008 through 2017.
Board Qualifications
As chief executive officer of Atlas and the former chair, president, and chief executive officer of CH2M
HILL Companies, Ms. Hinman brings senior management and leadership capabilities to the Board, as well as an understanding of global manufacturing companies. Her experience in a global engineering consulting business also gives her unique knowledge of environmental and sustainability issues globally, as well as international operations and strategic planning expertise.
Other Public Company Boards
Dow Inc. (multinational chemical corporation) (NYSE: DOW)
AECOM (infrastructure) (NYSE: ACM) (2019-2022)
Other Affiliations
Ms. Hinman previously served on the board of directors of Catalyst, a leading nonprofit organization accelerating progress for women through workplace inclusion. In addition, she previously served on the Executive Committee of the Business Roundtable, chairing its Infrastructure Committee, and was a member of the Business Council.
Key Skills & Experience

Independent Age: 64 Director since: 2017 Committees •Management Development and Compensation (chair) •Governance

20 \	International Paper 2026 Proxy Statement

Item 1: Election of 11 Directors / Our Director Nominees

Clinton A. Lewis, Jr.
Mr. Lewis retired as chief executive officer of AgroFresh Solutions, Inc., a global leader in produce freshness solutions, in December 2025, having served in the role since 2021. Prior to that, he served as executive vice president and group president of international operations, commercial development, lifecycle innovations, global genetics and PHARMAQ at Zoetis Inc., a NYSE-listed global leader in the discovery, development, manufacture and commercialization of animal health medicines and vaccines that was spun off by Pfizer in 2013 (2015-2020). Mr. Lewis also served as president of U.S.
operations at Zoetis (2015-2018) and president of international operations (2013-2015). He joined
Pfizer in 1988 in the human health pharmaceutical segment and held positions of increasing responsibility in various commercial operations and general management roles.
Board Qualifications
Mr. Lewis’ former roles at AgroFresh Solutions, and Zoetis give him critical business insight into large, diversified companies with global operations. He brings to the Board experience in international operations for a U.S. multinational company manufacturing globally, knowledge and strategic planning expertise, and knowledge of geographic regions of key importance to the Company.
Other Public Company Boards
None
Other Affiliations
Mr. Lewis serves on the Executive Committee of the Board of Directors and as Treasurer of the
International Fresh Produce Association (IFPA).
Key Skills & Experience

Independent Age: 59 Director since: 2017 Committees •Governance (chair) •Management Development and Compensation

David A. Robbie
Mr. Robbie joined the IP Board in February 2025 after serving on the DS Smith board as senior independent director and chair and member of the DS Smith audit, nomination and remuneration committees. Mr. Robbie was the interim chairman, senior independent director and chair of the audit committee at FirstGroup plc, a British multinational transport group (2018-2021). He was previously
Finance Director of Rexam PLC, a British-based multinational consumer packaging company
(2005-2016). Prior to his role at Rexam, Mr. Robbie served in senior finance roles at BTR plc before becoming Group Finance Director at CMG plc in 2000 and then chief financial officer at Royal P&O
Nedloyd N.V. in 2004. He served as a non-executive director of the BBC between 2006 and 2010 and as chair of their audit committee. Mr. Robbie qualified as a chartered accountant while at KPMG.
Board Qualifications
Mr. Robbie’s strong financial, risk management and corporate finance experience combined with his deep understanding of DS Smith positions him well to help maximize the strengths of both
International Paper and DS Smith as the two companies move toward separation. Additionally, his international and strategic mindset and practical governance experience with 25 years serving as a director on FTSE boards means that his skills and experience add depth to the Board’s discussions in these areas.
Other Public Company Boards
easyJet plc (British European airline group) (LSE: EZJ)
Other Affiliations
Mr. Robbie also serves on the Board of Trustees for Britten Pears Arts, a music, arts and heritage charity based on the Suffolk Coast in England.
Key Skills & Experience

Independent Age: 62 Director since: 2025 Committees •Audit and Finance •Safety, Technology and Sustainability

www.internationalpaper.com	/ 21

Item 1: Election of 11 Directors / Our Director Nominees

Andrew K. Silvernail
Andrew K. Silvernail joined International Paper as chief executive officer on May 1, 2024, and became chairman of the International Paper Board on October 1, 2024. Mr. Silvernail has two decades of experience leading global companies in the manufacturing and technology sectors. He joined IP from
KKR & Co., Inc., a global investment firm, where he served as an executive advisor, and 5 Nails, LLC, a private investment advisory firm where he served as founder, chair and chief executive officer
(2022-2024). Mr. Silvernail served as the chairman and chief executive officer of Madison Industries, one of the world’s largest privately held companies that owns and operates businesses across various sectors including filtration, medical and energy (2021). Prior to that, Mr. Silvernail served as chairman and chief executive officer of IDEX Corporation (NYSE: IEX) (2011-2020). Mr. Silvernail previously held executive positions at Rexnord Industries, Newell Rubbermaid (NASDAQ: NWL) and Danaher
Corporation (NYSE: DHR).
Board Qualifications
Mr. Silvernail is a mission-focused leader with a bias for action. He has led large organizations with global operations, giving him a clear understanding and experience in navigating the issues facing our business. Mr. Silvernail's skills and experience combined with his clear strategic mindset play a central role in International Paper's transformational journey to become a global leader in sustainable packaging solutions.
Other Public Company Boards
Stryker Corporation (NYSE: SYK)
Other Affiliations
Mr. Silvernail serves on the board of directors of Potter Global Technologies, a privately held company specializing in fire and safety solutions. He also serves as chairman of the board of directors of Paws for Patrick, a nonprofit organization dedicated to improving the mental health of young people through emotional support animals.
Key Skills & Experience

Chairman & CEO Age: 55 Director since: 2024

22 \	International Paper 2026 Proxy Statement

Item 1: Election of 11 Directors / Our Director Nominees

Kathryn D. Sullivan
Dr. Sullivan is Ambassador-at-Large at the Smithsonian National Air and Space Museum, where she served as The Charles A. Lindbergh Fellow of Aerospace History from March through August 2017.
Dr. Sullivan is also a Senior Fellow at the Potomac Institute for Policy Studies. She served in several roles in the U.S. Department of Commerce and the National Oceanic and Atmospheric Administration
(“NOAA”) between 2011 and 2017, including Under Secretary of Commerce for Oceans &
Atmosphere and NOAA Administrator (2014-2017). She served as a director for Ohio State
University’s Battelle Center for Science, Engineering and Public Policy (2006-2011). Between 1996
and 2005, Dr. Sullivan served as President and CEO of the Center of Science and Industry (“COSI”).
Between 1978 and 1993, Dr. Sullivan was a Mission Specialist for NASA. She is a veteran of three shuttle missions with over 500 hours in space, and was the first American woman to walk in space.
Board Qualifications
Dr. Sullivan’s service at NOAA brings a valuable perspective on current issues in sustainability, which is a critical issue to the Company. As a former NASA space shuttle astronaut, she also brings a strong technical background, leadership capabilities, and strategic planning experience. Dr. Sullivan’s service on other public company boards gives her experience with oversight of natural resource conservation and production as well as a broad range of strategic and tactical business matters. She also brings finance and budgeting experience, having served as president and chief executive officer of COSI and as a member of another public company’s audit and finance committee.
Other Public Company Boards
Dr. Sullivan served on the boards of directors of several public companies between 1997 and 2011.
Other Affiliations
Dr. Sullivan serves on the board of directors of Accenture Federal Services, LLC and the advisory board of Terra Alpha Investments, LLC. She is a member of the National Academy of Engineering, the
American Academy of Arts and Sciences and the National Academy of Public Administration.
Key Skills & Experience

Independent Age: 74 Director since: 2017 Committees •Safety, Technology and Sustainability (chair) •Audit and Finance

www.internationalpaper.com	/ 23

Item 1: Election of 11 Directors / Our Director Nominees

Scott A. Tozier
Mr. Tozier retired as strategic advisor to the chief executive officer at Albemarle Corporation (NYSE:
ALB), a global leader in providing essential elements for mobility, energy, connectivity and health, in
2025. From 2011 to 2023, he served as the executive vice president and chief financial officer of
Albemarle Corporation. Prior to this role, he spent 16 years in various senior financial roles at
Honeywell (NASDAQ: HON), a multinational conglomerate that operates in aerospace, building technologies, performance materials and technologies, and safety and productivity solutions
(1994-2011).
Board Qualifications
As a former chief financial officer of a publicly traded company, Mr. Tozier led a team of
500 employees and was responsible for all aspects of financial management, mergers and acquisitions, sustainability, and, at times, information technology, corporate procurement, and logistics and shared services. Mr. Tozier is also a certified public accountant.
Other Public Company Boards
Ashland Inc. (NYSE: ASH)
Other Affiliations
None
Key Skills & Experience

Independent Age: 60 Director since: 2024 Committees •Audit and Finance (chair effective May 11, 2026) •Safety, Technology and Sustainability

Anton V. Vincent
Mr. Vincent has been president of Mars Snacking North America and Global Ice Cream, a part of
Mars, Incorporated, a global family-owned business with a diverse and expanding portfolio of category-leading snacking, food and petcare products and services, since 2019. Prior to joining Mars in May 2019, Mr. Vincent served as chief executive officer at Greencore USA, a leading global manufacturer of convenience foods, from June through December 2018. Prior to Greencore, he spent much of his career with General Mills, holding various leadership roles including President of the
Baking Division (2010-2012), President of the Frozen Frontier Division (2012-2014), and President of
the U.S. Snacks Division (2014-2016).
Board Qualifications
As North America president for a large global company with over 20 years of senior leadership experience, Mr. Vincent brings a wealth of consumer insight, manufacturing perspectives, and branding and transformation knowledge to the Board, as well as deep enterprise leadership and marketing and strategic planning expertise.
Other Public Company Boards
None
Other Affiliations
None
Key Skills & Experience

Independent Age: 61 Director since: 2021 Committees •Management Development and Compensation •Governance

24 \	International Paper 2026 Proxy Statement

Item 1: Election of 11 Directors / Board Refreshment Policies
Board Refreshment Policies
At International Paper, we view an actively engaged Board as a meaningful competitive advantage, and we believe that bringing in new perspectives helps support sound and well‑informed decision‑making. At the same time, we recognize that directors gain valuable insight into our business the longer they serve. That accumulated knowledge — and the continuity it brings — delivers important long‑term benefits for our shareowners.
Board Policies and Practices
Our Board maintains a comprehensive set of governance policies and practices designed to support thoughtful and continuous Board refreshment. These practices help ensure that the Board evolves in step with the Company’s strategy, risk profile, and long‑term priorities.

Director Term-Limit Policy
Our Corporate Governance Guidelines
require non-employee directors to retire
after 12 years of service though the
Board may grant exceptions to support
thoughtful succession planning.

Time Commitment Policy
The Board does not prohibit directors
from serving on other public boards, but
they must consult the Board chairman
and Governance Committee chair before
accepting any new appointment.
Director Continuing Education Directors are encouraged to enroll in continuing education programs, at our expense, on corporate governance and critical issues associated with a director’s service.

Resignation Policies
If a director’s principal occupation changes substantially, he or she must tender a resignation for consideration by the Governance
Committee. The Governance Committee then recommends to the Board whether to accept the resignation using the Company’s Director
Qualification Criteria and Independence Standards. In May 2025, the Board considered the resignation of Mr. Tozier following his planned departure from Albermarle Corporation as a strategic advisor. Upon consideration of Mr. Tozier's change in occupation, the Board did not accept Mr. Tozier's resignation as the change was not deemed to negatively impact his Board service.
Under our By-Laws, any director nominee in a non-contested election who fails to receive the requisite majority of votes cast “for” his or her election must tender a resignation, and the Board, through its Governance Committee (excluding the nominee in question), will determine whether to accept the resignation at its next regularly scheduled meeting.

Non-Employee Director Term Limits
As part of our ongoing commitment to thoughtful board refreshment, in 2026 the Board — upon the recommendation of the Governance
Committee — updated our approach to director tenure. We moved away from our previous mandatory retirement age of 75 and adopted a 12-year director term limit. Under our revised Corporate Governance Guidelines, the Board may extend a director’s service beyond
12 years when doing so is in the best interests of shareowners. The Board’s mandatory retirement age policy will continue to apply to all directors currently serving on the Board through December 31, 2026, after which director service will be governed by the term‑limit policy rather than age‑based criteria.
We believe this change strengthens our ability to maintain a high-performing, forward-looking Board. A term-limit structure allows us to refresh Board composition more strategically, ensuring we continue to bring in the skills, perspectives, and experience needed to guide the Company’s long-term success.

Continuing Education
The Board places strong value on a solid onboarding process and ongoing director development, recognizing that informed and engaged directors are essential to effective oversight. New directors participate in an orientation program that introduces them to our operations, our manufacturing footprint, and our key business and functional teams.
Directors also receive continuous learning opportunities throughout the year. This includes regular briefings from management on our strategic plans, financial performance, operational priorities, safety practices, and risk management programs. The Board engages directly with leaders across operations, supply chain, commercial functions, and other areas critical to our business. In addition, the Board routinely receives updates from management on topics important to our industry and long-term strategy, such as capital planning, market trends, workforce development, sustainability, technology advancements, safety, data protection, and cybersecurity. New Audit and
Finance Committee members also have one-on-one sessions with the Company’s independent auditors.
Directors are encouraged to participate — at the Company’s expense — in external programs focused on corporate governance and emerging issues relevant to board service. In 2025, members of our Board participated in continuing education courses that addressed cybersecurity, data privacy, artificial intelligence and enterprise risk.

www.internationalpaper.com	/ 25

Item 1: Election of 11 Directors / How We Build the Right Board for Our Company
How We Build the Right Board for Our Company
Director Qualification Criteria
We seek director candidates with ample experience and a proven record of professional success, leadership and the highest level of personal and professional ethics, integrity and values.
Our Board has adopted Director Qualification Criteria and Independence Standards, which it uses to evaluate new director candidates and incumbent directors.
The Governance Committee also considers whether a candidate demonstrates the
•Commitment to the Company’s mission and purpose, and loyalty to the interests of the Company and its shareowners;
•Ability to exercise objectivity and independence in making informed business decisions;
•Willingness and commitment to devote the extensive time necessary to fulfill the duties of a director;
•Ability to communicate effectively and collegially with other Board members and contribute to the broad range of perspectives that enhances Board and committee deliberations and decision making; and
•Skills, knowledge and expertise relevant to the Company’s business, including the “core competencies” described below.
The Governance Committee of our Board is responsible for recommending, screening, and evaluating qualified director nominees for election to the Board. The Company continued targeted education and integration efforts for directors who joined the Board in 2024 and 2025 to ensure they are well‑versed in the Company’s operations, strategy, and governance expectations. The Committee also began preparing for further Board refreshment in anticipation of the planned separation of our EMEA packaging business as well as the expected departure of directors as mandatory retirement ages are reached and term limits take effect. This work is centered on ensuring that the Board maintains the optimal mix of skills and experience needed to oversee the Company’s post‑separation strategic direction and to continue building a performance‑driven Board aligned with our long‑term priorities.
The Governance Committee and the Board, through ongoing consideration of directors and nominees and through the
Board’s annual self-evaluation process, ensure that all directors are qualified, and that other criteria and objectives are implemented and satisfied.
Re-nomination of Directors
The Governance Committee also oversees the re-nomination process. In determining whether to re-nominate a director for election at our annual meeting, the Governance Committee reviews each director, considering:

26 \	International Paper 2026 Proxy Statement

Item 1: Election of 11 Directors / How We Build the Right Board for Our Company
Process for Selecting New Director Candidates
Our Board nomination and selection process is built to support a company undergoing significant transformation, including our 2025 acquisition of DS Smith, divestment of our Global Cellulose Fibers business, and the planned separation of our
North American and EMEA packaging businesses. As we reshape our portfolio and advance our leadership in sustainable packaging solutions, we remain focused on maintaining a high‑performing Board with the right mix of expertise, perspectives, and industry experience to guide the Company forward.

1
Identifying candidates
To identify, recruit and evaluate qualified candidates for the Board, the Board has used the services of professional search firms. This is true in the case of Directors Beggs and Tozier, who joined our Board in
2024. In other cases, nominees may be individuals known to Board members or others through business or other relationships or corporate actions.

2
Meeting with candidates
Prior to their nominations, director candidates each meet separately with the Board’s chairman and chief executive officer, our lead director and members of the Governance Committee, who initially consider their candidacies.

3
Verifying Information
In addition, a professional search firm retained by the Governance Committee verifies information about prospective candidates. A background check and conflict screen are completed with respect to each candidate before a final recommendation is made to the Board.

4	Recommending to the Board After review and discussion, the Governance Committee recommends, and the Board approves, director candidates for nomination at the annual meeting.

Shareowner Recommendations for Director Candidates
Shareowners may submit recommendations for director candidates to the Governance Committee by writing to the
Corporate Secretary. Recommendations of candidates should meet the director qualifications criteria described in "Director
Qualification Criteria." The Governance Committee applies the same criteria in evaluating candidates recommended by shareowners as it does for candidates from other sources. Shareowners interested in nominating a director candidate must follow the procedures set forth in our By-Laws, including complying with the prescribed time periods. See “Information
About the Annual Meeting” for additional information. For information on our proxy access provision, see “Commitment to
Sound Corporate Governance and Ethical Conduct.”

www.internationalpaper.com	/ 27

Item 1: Election of 11 Directors / Independence of Directors
Independence of Directors
It is the policy of our Board that, in accordance with the rules of the New York Stock Exchange (“NYSE”), a majority of its members be independent from the Company, its management and its independent auditor. Based on the Governance
Committee’s review of our current directors, our Board has determined that all of our non-employee directors are independent. We have one employee- director, our chairman, Andrew K. Silvernail, who is not independent. Each standing committee of the Board is made up entirely of independent directors.
Further, the Governance Committee has concluded and recommended to our Board, and our Board has determined, that each of our non-employee directors meets the independence requirements for service on our Audit and Finance
Committee, the Management Development and Compensation Committee (the "MDCC"), and the Governance Committee.
Director Independence Determination Process and Standards
Annually, our Board determines the independence of directors based on a review conducted by the Governance Committee and the Company’s general counsel. The Governance Committee and the Board evaluate and determine each director’s independence under the NYSE’s independence standards for listed companies and the Company’s Director Qualification
Criteria and Independence Standards, which are consistent with, but more rigorous than, the NYSE standards. The Board also considers independence standards applicable to service on particular committees of the Board under SEC and
NYSE rules.
Under SEC rules, the Governance Committee is required to analyze and describe any transactions, relationships or arrangements not specifically disclosed as a related party transaction in this Proxy Statement that were considered in determining our directors’ independence. To facilitate this process, the Governance Committee reviews directors’ responses to our annual directors’ and officers’ questionnaire, which requires disclosure of each director’s and his or her immediate family’s relationships to the Company, as well as any potential conflicts of interest.
In this context, the Governance Committee considered the relationships described below. Based on its analysis of these relationships and our independence standards, the Governance Committee concluded and recommended to our Board that none of these relationships impaired the independence of any non-employee director. Among other things, none of our directors serve as an executive officer of any organization to which we make charitable contributions. In addition, recognizing that several of our directors serve as executive officers at companies with which we may do business, the
Governance Committee determined that commercial relationships involving routine, arms-length purchases and sales transactions between International Paper and these companies were not material under our independence standards.
These standards provide that payments that the Company makes to, or receives from, a company at which a member of our Board serves as an executive officer do not create a material relationship that would impair the director’s independence if they are for property or services valued at less than the greater of $750,000 or 1.75 percent of such other company’s consolidated gross revenue. We provide additional details about the relationships reviewed by the Governance Committee in the following table.
Transactions Considered in Analysis of Director Independence

Director	Name of Employer	Business Relationship (including affiliated companies)	Dollar Amount of Routine Transactions	Does amount exceed greater of $750,000 or 1.75% of other company’s gross revenue

Jamie A. Beggs	Avient Corporation	Routine sales to Avient	$1,258,576 in total, representing less than 0.005% of International Paper’s net revenue in 2025	No

Anton V. Vincent	Mars, Inc.	Routine sales to Mars	$77,119,924 in total, representing less than 0.33% of International Paper’s net revenue in 2025	No

		Routine purchases from Mars	$7,454,506 in total, representing less than 0.14% of Mars’s gross revenue in 2025	No

28 \	International Paper 2026 Proxy Statement
Corporate
Governance
Governance Practices
Our Board believes that a shareowner-focused governance model is the right fit for the Company. The below table highlights our sound corporate governance practices.

Shareowner Rights
   Annual elections and majority voting for directors, with a director resignation policy
   Shareowner right to call special meetings
   Shareowner right to act by written consent
   Shareowner right to proxy access

Board Independence
   10 of the 11 director nominees are independent
   Effective independent lead director role
   Executive sessions without management present at every Board meeting
   Focus on Board composition and refreshment, with director term limits

Other Governance Practices
   Robust engagement with our shareowners
   Strong anti-hedging and anti-pledging stock trading provisions and Clawback Policy
   Annual Board, committee, and individual director self-evaluations
   Rigorous stock ownership and retention requirements
   Board members have a broad range of perspectives, skills and experience
   Robust oversight of sustainability

In each of these areas, we have embraced sound principles, policies, and procedures to ensure that our Board and our management goals are aligned with our shareowners’ interests.
How the Board Operates
Board Leadership Structure
Our Board believes that the Company and its shareowners are best served when the Board has the flexibility to determine the right leadership structure for the Company at any given point in time, taking into consideration the current business environment and shareowner landscape. Following its most recent review, the Board determined that combining the roles of chair and chief executive officer remains the leadership structure best suited to the Company at this stage of its transformation. The Board concluded that unified leadership provides clear accountability, supports timely and aligned decision‑making, and ensures a single, consistent strategic vision as the Company advances its transformation.
The Board will continue to evaluate its leadership structure on a regular basis and remains committed to adjusting it if and when doing so would better serve the Company and its shareowners.

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Corporate Governance / How the Board Operates
As a counterbalance, we have an independent lead director, Christopher M. Connor, whose role and responsibilities provide strong independent leadership in the boardroom. The authority and duties of our independent lead director are set forth in our Corporate Governance Guidelines and summarized below.
The Board considers its leadership structure on an ongoing basis as part of the Company’s succession planning process. In connection with the CEO transition in 2024, the Board evaluated the leadership structure in light of the circumstances at that time and determined that a combined Chairman and CEO role, counterbalanced by a strong Lead Director, was in the best interests of the Company and its shareowners. The Board continues to regularly review this structure to ensure it remains appropriate as the Company’s needs evolve.
Role of the Lead Director
The lead director is elected each year by the independent directors for a term of not less than one year. Mr. Connor has served as lead director since February 2023.

Qualifications:
•Brings significant senior management experience and strong financial expertise to the Board, having served as CEO and executive chairman of The Sherwin-
Williams Company
•Understands the various issues facing a large, global manufacturing company, including operational, financial, and strategic issues
•Brings industrial expertise with his technical background and long tenure with The
Sherwin-Williams Company, which further strengthens our Board
Responsibilities:
•Determining a schedule and agenda for regular executive sessions in which independent directors meet without management present, and presiding over these sessions;
•Suggesting agenda items for Board meetings;
•Presiding over meetings of the Board when the chairman is not present;
•Serving as liaison between the chairman and independent directors;
•Approving agendas of the Board and meeting schedules to ensure ample discussion time;
•Approving information sent to the Board;
•Organizing the process for evaluating the performance of the chairman and CEO not less than annually, in consultation with the MDCC;
•Assuring that a succession plan is in place for the chairman of the Board, CEO and
Lead Director roles;
•Acting as a resource for, and counsel to, the chairman and CEO;
•Being available for consultation and direct communication if requested by major shareowners;
•Retaining independent legal advisors or other independent consultants and advisors, as appropriate, who report directly to the Board on Board-related issues; and
•Collaborating and consulting with committee chairs concerning schedules, agendas and written materials.

Christopher M. Connor Independent Lead Director

30 \	International Paper 2026 Proxy Statement

Corporate Governance / How the Board Operates
Board Policies and Practices
Annual Board, Committee and Individual Director Self-Assessment
The Board is committed to a robust and constructive evaluation process designed to promote continuous improvement and overall Board effectiveness.
Evaluation Process

Self-Evaluation
The Board conducts an annual self-assessment of its own and its committees’
performance following a procedure established by the Governance Committee. In
2025, the Governance Committee updated the process so that leadership of the annual review now rotates among the Governance Committee chair, the lead director, and the general counsel. The Governance Committee chair led this year’s review.

One-On-One Discussions
The Governance Committee chair conducted interviews with each of the directors based on a questionnaire. Topics covered in this year’s evaluations included, among others:
•Effectiveness of Board and committee leadership structure;
•Board and committee skills, composition, and succession planning;
•Effectiveness of each individual director’s performance and contributions to the Board;
•Board culture and dynamics, including the effectiveness of discussion and debate at meetings;
•Board and management dynamics, including the quality of management presentations and information provided to the Board;
•DS Smith integration; and
•Implementation of the 80/20 strategy throughout the enterprise.

Results	The results of the interviews are conveyed to both the Governance Committee and to the Board.

Separately, the Governance Committee and the Chairman of the Board conduct an assessment of individual Board members before they are nominated for re-election by shareowners, in accordance with our Director Qualification Criteria and Independence Standards.

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Corporate Governance / How the Board Operates
Meeting Attendance, Executive Sessions,
and Strategy
97%
Average Board
Meeting
Attendance
in 2025
The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as necessary.
The Board met 10 times during 2025. The average board meeting attendance in 2025 was 97%.
After each regularly scheduled Board and committee meeting, the independent directors of our Board meet in executive session, without management present, chaired by the lead director or the respective committee chair.
Each year, the Board holds a two‑day meeting dedicated to long‑term strategy, including presentations from and engagement with senior executives across the Company. Our October 2025 strategy session was held in Cambridge, England to reflect the Company’s expanding EMEA presence following the DS Smith acquisition and to provide the Board with direct insight into the regional business. As part of this session, directors toured a
DS Smith innovation center and box plant. Site visits such as this are an important component of effective board oversight, giving directors firsthand visibility into operations, culture, and integration progress, and enhancing their ability to provide informed strategic guidance and stewardship on behalf of shareowners.
As expected by our Corporate Governance Guidelines, all directors attended the 2025 annual meeting.
The independent directors may engage, at the Company’s expense, independent legal, financial, accounting and other advisors as they may deem appropriate, without obtaining management’s approval.
Board Committees
To fulfill its responsibilities, the Board has delegated certain oversight duties to its standing committees. The Board currently has four standing committees: Audit and Finance, Governance, Management Development and Compensation, and Safety,
Technology and Sustainability (reconstituted in 2026 from the former Public Policy and Environment Committee to reflect the Company’s increasing focus on enterprise safety, emerging technologies, cybersecurity, artificial intelligence, and sustainability matters). The Board also maintains an Executive Committee, made up of the committee chairs and lead director, which convenes only when Board action is required and a quorum of the full Board cannot be assembled in a timely manner. The Executive Committee did not meet in 2025.
Each committee has a charter, which is reviewed annually to ensure compliance with applicable law and sound governance practices. Each committee reviews its own charter, except that the Governance Committee also assesses the Executive
Committee’s charter. Committee charters are available at www.internationalpaper.com under the “Investors” tab at the top of the page followed by the “Governance” and “Board Committees” links. Paper copies of the charters are available at no cost by written request to the Corporate Secretary.
The Governance Committee has concluded and recommended to our Board, and our Board has determined, that each of our non-employee directors meets the independence requirements for service on our Audit and Finance Committee, the
Management Development and Compensation Committee, and the Governance Committee.

32 \	International Paper 2026 Proxy Statement

Corporate Governance / How the Board Operates
Committee Assignments
Independent Board members are assigned to one or more committees. The Governance Committee recommends any changes in assignments to the entire Board. Committee chairs are rotated periodically, usually every three to five years.
Effective May 11, 2026, the Company will transition the chairs of the STS Committee and the Audit & Finance Committee.
As part of the Governance Committee’s regular review of committee leadership, the Board determined that a realignment of skill sets to lead the Audit and Finance and STS committees would best support the Company’s evolving oversight needs.
In evaluating the strengths of current committee leaders, the Board concluded that aligning each director’s expertise with the committee most closely matched to that background would enhance overall governance effectiveness.
Mr. Gustafsson's background in technology and digital transformation positions him to provide strong leadership as the incoming chair of the newly reconstituted STS Committee. This will support the STS Committee's broadened oversight of enterprise safety, cybersecurity, emerging technologies, artificial intelligence and sustainability.
Mr. Tozier is a former chief financial officer of public companies and brings extensive financial, accounting and capital-
markets expertise that is well-matched to the mandate of the Audit and Finance Committee.

Governance Committee

3	Meetings in 2025	100%	Attendance Rate

Current Members Clinton A. Lewis, Jr. (Chair) Christopher M. Connor Jaqueline C. Hinman Anton V. Vincent All members are INDEPENDENT
Meetings
Meeting agendas are developed by the Chair in consultation with committee members and executive leaders, who regularly attend the meetings.
Responsibilities
•Assuring the Company abides by sound corporate governance principles, including compliance with the Company’s Certificate of Incorporation, By-Laws, and Corporate Governance
Guidelines, and reviewing conflicts of interest, including related person transactions under our
Related Person Transactions Policy and Procedures.
•In its capacity as the Board’s nominating committee, identifying and recommending individuals qualified to become Board members and evaluating directors standing for re-election.
•Assuring that shareowner communications, including shareowner proposals, are addressed appropriately by the Board or Company management.
•Recommending non-employee director compensation and assisting the Board in its annual self-assessment.

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Corporate Governance / How the Board Operates

Audit and Finance Committee

6	Meetings in 2025	97%	Attendance Rate

Current Members
Anders Gustafsson* (Chair)
Jamie A. Beggs*
Ahmet C. Dorduncu
David A. Robbie*
Kathryn D. Sullivan
Scott A. Tozier
All members are
INDEPENDENT
*   The Board has determined
that these directors qualify
as Audit Committee
financial experts.
Mr. Robbie joined the Audit
and Finance Committee on
February 11, 2025.
Mr. Tozier will become chair of
the Audit and Finance
Committee on May 11, 2026.

Meetings
Meeting agendas are developed by the Chair in consultation with committee members and senior management, who regularly attend the meetings. At each meeting, the committee also holds executive sessions without members of management, and it also meets privately with representatives from our independent auditor, and separately with the chief financial officer, general counsel, chief audit executive, and chief accounting officer.
Responsibilities
•Assisting our Board in monitoring the integrity of our financial statements and financial reporting procedures.
•Reviewing the independent auditor’s qualifications and independence, as well as overseeing the performance of our internal audit function and the independent auditor.
•Coordinating our compliance with legal and regulatory requirements relating to the use and development of our financial resources, as well as ensuring that controls are in place to prevent, deter and detect financial fraud by management and monitoring the risk of such fraud.
In overseeing the performance of our internal audit function and independent auditor, the committee discusses the scope, significant risks and plans for the independent audit as well as the annual internal audit work plan. Throughout the year, at committee meetings and in private sessions, the committee discusses issues encountered or any changes in planned audit scopes.
These meetings may include key members of the audit teams, subject matter experts, and key members of the management team.

Safety, Technology and Sustainability

3	Meetings in 2025	100%	Attendance Rate

Current Members
Kathryn D. Sullivan (Chair)
Jamie A. Beggs
Ahmet C. Dorduncu
Anders Gustafsson
David A. Robbie
Kathryn D. Sullivan
Scott A. Tozier
All members are
INDEPENDENT
Mr. Gustafsson will become
chair of the Audit and Finance
Committee on May 11, 2026.

Meetings
Meeting agendas are developed by the Chair in consultation with committee members and executive leaders, who regularly attend the meetings.
Responsibilities
•Advise and support the Board in oversight of the Company’s enterprise-wide approach to safety, including the implementation and continuous improvement of the Company’s Safety
Excellence initiative.
•Monitoring and advising on the Company’s technology capabilities and emerging technology risks and opportunities, including matters related to cybersecurity, data protection, and artificial intelligence.
•Reviewing cybersecurity and information risk management programs and controls, including identification and reporting of material cybersecurity incidents.
•Provide strategic guidance and support to the Board in the implementation of the Company’s sustainability strategy and related programs, including environmental and climate stewardship, health and safety, social responsibility, public policy matters, and other corporate citizenship initiatives that contribute to long term value creation.

34 \	International Paper 2026 Proxy Statement

Corporate Governance / How the Board Operates

Management Development and Compensation Committee

5	Meetings in 2025	100%	Attendance Rate

Current Members Jacqueline C. Hinman (Chair) Christopher M. Connor Clinton A. Lewis, Jr. Anton V. Vincent All members are INDEPENDENT
Meetings
Meeting agendas are developed by the Chair in consultation with committee members and executive leaders, who regularly attend the meetings. An executive session without management present is held at each meeting. The committee’s independent compensation consultant, FW
Cook, regularly attends meetings.
Responsibilities
•Overseeing our overall compensation program and approving the compensation of our senior management (other than the CEO); conducting performance evaluations of the Chairman and
CEO at least annually, in accordance with the process organized by the Lead Director; and
recommending compensation of the CEO to the independent directors based on such evaluations and other considerations.
•Discussing with Company management the required disclosure under Item 407(e)(5) of
Regulation S-K, including the Compensation Discussion & Analysis (“CD&A”) that is prepared as part of this Proxy Statement, and recommending that the CD&A be included in the
Proxy Statement.
•Ensuring the Company has policies and programs for the development of executive leaders and succession planning.
•Overseeing our retirement and benefit plans for senior executives and approving any significant changes to our retirement and benefit plans for our employees. The committee may delegate its authority for day-to-day administration and interpretation of these plans, except as it may impact our executive leaders, including the CEO.
•Overseeing our succession planning and talent management strategies and programs.

Compensation Committee Interlocks and Insider Participation
During 2025, no member of the MDCC was an employee or a current or former officer of the Company, or had any relationship that would require disclosure under Item 404 of Regulation S-K. In addition, during 2025 no executive officer of the Company served as either a director or a member of the compensation committee (or its equivalent) of any entity that had one of its executive officers serving on our MDCC or our Board.

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Corporate Governance / Shareowner Engagement
Shareowner Engagement
We have an active shareowner engagement program, including regular calls, meetings, roadshows and planned earnings announcements, which allows us to better understand our shareowners’ priorities, perspectives, and concerns, and enables the Company to effectively address issues that matter most to our shareowners. In 2025, we met with over 250 shareowners, including nearly 150 institutional investors, for a total of 116 meetings. This focused interaction was driven by our 80/20 approach.
Strategic Direction: We shared updates on our transformation journey and progress on our implementation of a new strategic vision aimed at driving long-term growth and value creation through advantaged cost position, superior customer excellence and high relative supply position. Our shareowners have shown a keen interest in understanding and contributing to this new direction.
DS Smith Integration: We provided insight on the integration of DS Smith following completion of our acquisition in early
2025. On March 25, 2025, we hosted an investor day, our first since 2012, which provided investors with a deeper insight into our strategic plan, our leadership team and plans for the future.
Strategic Separation: In 2026, we announced plans to separate our North American and EMEA packaging businesses into two independent publicly traded companies. This bold and decisive action is intended to position each company to win in its respective geographies. As the separation process advances, we will provide updates to shareowners as appropriate, including through our regular engagement activities and public disclosures. Our goal is to ensure that investors have clear visibility into the progress of the separation, its expected benefits, and any key milestones that may impact the Company and its future structure.
More information on shareowner engagement is provided on page 61.
2025 Shareowner Engagement Highlights

253 shareowners
In 2025, we met with approximately
150 institutional investors, representing
319 million shares, which accounts for 60% of our
outstanding institutional shares and over 90% of
our shares held by active investors.
Topics we engaged on included: 80/20 Leadership Stabilization DS Smith Integration/Separation Capital Allocation Performance Sustainability

Comprehensive Engagement Program

ò	ò	ò

Annual Meeting Engagement •Shareowners can ask questions during the virtual meeting (live or submitted in advance). •Our CEO is available to address strategic, governance and performance topics.
Off-season Engagement
•Targeted outreach on governance,
sustainability, compensation,
strategy, and risk oversight.
•Conducted under the leadership of
investor relations, governance,
sustainability, executive
compensation, and legal.

Year-round Engagement
•Regular touchpoints through
conferences, roadshows,
roundtables, lighthouse tours and
1:1 meetings.
•Investor feedback considered when
evaluating governance practices and
strategic priorities.

36 \	International Paper 2026 Proxy Statement

Corporate Governance / Shareowner Engagement

2025 Successful Engagement
In 2025, we engaged with a shareowner regarding the Company’s political contributions and lobbying practices.
Following engagement involving our legal, government relations, and investor relations teams, the Company committed to:
•Updating our Lobbying, Political Donations and Activities Policy to include expanded information on lobbying practices, trade association engagement, political contributions, compliance processes, and oversight mechanisms. This policy is available at www.internationalpaper.com under the “Investors” tab at the top of the page followed by the “Governance” and “Policies” links.
•Improving transparency regarding trade association payments by lowering the disclosure threshold to $25,000.
This engagement reflects our commitment to maintaining an open, year‑round dialogue with shareowners and responding to feedback in ways that strengthen our governance practices and transparency.

Lighthouse Tours
In 2025, we expanded our shareowner‑engagement efforts by launching lighthouse tours, a new program designed to provide investors with a deeper understanding of our strategy execution through our 80/20 performance system. This approach focuses resources on the most valuable customers, products and assets to simplify operations, reduce complexity and improve returns. This lighthouse model serves as a tangible example of strategy in action, demonstrating how segmentation and prioritization translate into measurable operational and financial outcomes.
Through these tours, investors were invited to spend time at our lighthouse box plants located in Chicago and
Atlanta. Investors heard from management on how the lighthouse framework guides decision‑making around production flow, equipment optimization, workforce deployment, and capacity planning. Investors were also taken directly onto the plant floor to observe operations in real time. This hands‑on experience gave shareowners visibility into how our teams apply the 80/20 approach to drive measurable improvements in safety, quality and cost.
The strong engagement and positive feedback received in 2025 underscore the effectiveness of this program in helping shareowners understand how disciplined execution and operational excellence support long‑term value creation.

Proxy Access
Our proxy access By-Law permits shareowners
owning 3 percent or more of our common stock for
at least three years to nominate the greater of two
directors or up to 20 percent of the Board and include
these nominees in our proxy materials. The number of
shareowners who may aggregate their shares to meet
the ownership threshold is limited to 20. Nominations
are subject to the eligibility, procedural and disclosure
requirements set forth in the By-Laws.

Our By-Laws are available at
www.internationalpaper.com, under the
“Investors” tab at the top of the page
followed by the “Governance” and
“Governance Documents” links. A paper
copy is available at no cost by written
request to the Corporate Secretary.

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Corporate Governance / Board Oversight of the Company
Board Oversight of the Company
The Board is responsible for ensuring appropriate alignment of its leadership structure and oversight of management with the interests of shareowners and the communities in which the Company operates. The Company’s Corporate Governance
Guidelines provide the foundation upon which the Board oversees a working system of principled goal-setting and effective decision-making. The goal is to establish a vital, agile, and ethical corporate entity that provides value to the shareowners who invest in the Company, the communities in which we operate, and all of our stakeholders.
Leadership Transitions and Succession Planning
One of the Board’s most critical responsibilities is executive succession planning, particularly during periods of significant operational and portfolio transformation. Over the past year, the Board oversaw several key leadership transitions to ensure the
Company is well‑positioned for long‑term success. This included the selection of a new chief financial officer following a comprehensive evaluation process led by the Governance Committee and the Board. As part of this transition, our former CFO moved into a strategic leadership role to oversee the integration of our Packaging Solutions EMEA business, reflecting the Board’s commitment to maintaining continuity and deep operational focus during this important phase of our portfolio evolution.
The Board also oversaw changes in the leadership of our human resources function, including a transition in the role of the chief human resources officer to support the Company’s evolving talent, culture, and organizational needs. These leadership changes, taken together, are designed to strengthen the Company’s executive team as we advance our transformation strategy and prepare for the next stage of performance and growth.
Oversight of DS Smith Integration and Strategic Separation
The Board played a central role in overseeing the Company’s strategic expansion and portfolio realignment during the year. This included its comprehensive oversight of the regional integration of DS Smith, ensuring that operational, financial, and cultural integration efforts were aligned with the Company’s long‑term objectives in sustainable packaging. The Board monitored integration progress closely, focusing on operational alignment, system harmonization, organizational readiness, and the realization of expected synergies.
In parallel, the Board also approved the Company’s decision to pursue a planned separation of the North American and EMEA packaging businesses. In evaluating this strategic step, the Board considered the distinct operating profiles, customer needs, and market dynamics of each business and determined that separating them would unlock greater strategic focus and create opportunities for enhanced performance and value creation in each region. The Board continues to oversee management’s work to ensure that the separation is executed responsibly, efficiently, and with disciplined attention to operational continuity and stakeholder impacts.
Oversight of Strategy
The Board actively oversees the Company’s long‑term business strategy and strategic priorities, ensuring that International
Paper’s leadership and culture remain aligned with its longstanding commitments. As part of our multi‑year transformation journey, the Board oversees the execution of the 80/20 strategy for innovation and leadership. In 2025, the Company began extending the
80/20 principles into our EMEA operations as part of the broader integration and transformation efforts taking place across the business.
The Board also oversees the Company’s enterprise‑wide Safety Excellence initiative, which is central to our culture and operational success. This includes monitoring progress toward our goal of achieving zero serious injuries and fatalities, reviewing leading and lagging safety indicators, and supporting management’s ongoing efforts to strengthen our safety systems, training, and accountability. The Board remains deeply engaged in ensuring that safety, operational reliability, and disciplined execution remain foundational elements of the Company’s performance‑driven culture.
Oversight of Talent Management and Strategy
Our Board oversees and annually reviews leadership development and assessment initiatives, as well as short- and long-term succession plans for our senior management. In addition, our Board regularly reviews our talent strategy to ensure that it supports our business strategy. The Board considers its own leadership structure as part of the succession planning process. The CEO reports annually on succession planning for all key management positions, including recommendations and evaluations of potential successors.

38 \	International Paper 2026 Proxy Statement

Corporate Governance / Board Oversight of the Company
Risk Oversight Process

Full Board
The Board maintains ultimate oversight of the Company’s enterprise risk management (“ERM”) program with overall responsibility for monitoring the Company's risk framework and risk-management practices. The ERM includes strategic, operational and finance matters, as well as compliance, legal and information technology (“IT”)/cyber risks.
Our Board and its committees receive regular reports from senior managers on areas of material risk and how those risks are managed.

Audit and Finance Committee
The Audit and Finance Committee assists the Board in its oversight of ERM, including reviewing major risk exposures and the adequacy of related controls. The Audit and Finance Committee also coordinates the risk oversight role exercised by other Board committees and management (as illustrated below), and receives updates on risk management processes regularly. In addition, the Audit and Finance Committee:
•Oversees the integrity of the Company’s financial statements and other disclosures, the effectiveness of the internal control environment, the internal audit function and the external auditors, and compliance with legal and regulatory requirements to mitigate risk.
•Monitors the risk of financial fraud involving management and ensuring that controls are in place to prevent, deter and detect fraud.

Governance Committee Oversees risks related to: •Governance •Director compensation •Delegations of authority •Reputation and stakeholder risk	Management Development and Compensation Committee Oversees risks related to: •Organizational and resource allocation •Talent management •Succession planning •Executive compensation
Safety, Technology and
Sustainability Committee
Oversees risks related to:
•Litigation, government regulation
and enforcement
•Environment, health and safety
•Sustainability, including
climate change
•Cybersecurity and information
security risk management

Management
Enterprise risk management at the Company is led through a structured oversight framework. The chief audit executive and general counsel are responsible for coordinating the identification and evaluation of enterprise risks across the organization and ensuring that risk information flows effectively to senior leadership and the Board.

Chief Information Security Officer
Our Chief Information Security Officer (“CISO”) presents to the Audit and Finance Committee and to the full Board of
Directors, as part of the Board’s risk oversight responsibility. In 2025, the CISO provided updates to the Board and the
Audit and Finance Committee on the analysis of emerging information technology risks, as well as plans and strategies to mitigate those risks. These risks are also aggregated into the Company’s risk management program.

www.internationalpaper.com	/ 39

Corporate Governance / Board Oversight of the Company
Enterprise Risk Management Process
During this transitional year, the Board of Directors adapted its approach to enterprise risk oversight to reflect the integration of International Paper and DS Smith. While the Board has long maintained structured processes for overseeing risk —
including an annual, comprehensive risk assessment presented by management — the 2025 review involved an integrated and collaborative approach.
Risk Life Cycle

Risk Identification	Risk Assessment	Risk Response	Risk Monitoring	Risk Reporting

In 2025, management presented the Board with the risk assessments historically used by both IP and DS Smith. The Board then directed management to identify areas of overlap and common exposure across the two organizations. Using this combined view, management conducted a thorough review of the consolidated risk landscape and determined which risks should be prioritized for the combined company and monitored through the Board’s ongoing oversight.
At the May 2025 Board meeting, directors and management participated in an interactive working session to evaluate these combined risks. Through this process, the Board and management identified seven priority risks appropriate for the newly integrated enterprise: safety, strategy execution, cybersecurity, liquidity, capital effectiveness, increased competition and talent management.
Moving forward, management intends to provide a plan for regular deep‑dive reviews, to be conducted either by the full
Board or the relevant committees. This revised process ensures more focused oversight, better alignment across the organization, and a consistent understanding of the most critical risks facing the Company as it continues its transformation.
As the Company moves toward separating its North American and EMEA packaging businesses, the Board and management are preparing for the next phase of enterprise risk management under a more streamlined operating structure.
With the enterprise becoming more focused and compressed, the Board expects the ERM process to transition from a combined risk‑integration exercise to developing distinct risk profiles and risk registers for each future company. Over the coming year, management plans to refine and re‑prioritize the seven identified enterprise‑level risks based on the needs, scale, and strategic direction of each business.
The Board and its committees will continue to receive regular updates and will conduct deep‑dive reviews to ensure continuity of risk oversight during the separation. This forward‑looking ERM approach is designed to provide clarity, reduce complexity, and ensure that both future companies have a strong, disciplined risk‑management foundation as they prepare to operate independently.
Oversight of Compliance
The Global Ethics and Compliance officer oversees our compliance program. Employees can report violations through our
Helpline or through other reporting channels. In many jurisdictions, reports made through the Helpline may be submitted confidentially, and employees may also choose to remain anonymous where permitted by law. All Helpline reports are immediately forwarded to the Global Ethics and Compliance office for further action and for a response to the person reporting, unless he or she has chosen to remain anonymous. A report made through any of our other reporting channels that involves any impropriety relating to our accounting, internal controls or other financial or audit matters is also forwarded immediately to the Global Ethics and Compliance office. That office has responsibility for investigating all such matters, and will report certain of those matters, unfiltered, to the chair of our Audit and Finance Committee in accordance with the procedures established by the Audit and Finance Committee to ensure compliance with the Sarbanes-Oxley Act of 2002, as amended.

40 \	International Paper 2026 Proxy Statement

Corporate Governance / Board Oversight of the Company
Oversight of Compensation-Related Risk
The MDCC is committed to completing an annual risk assessment to evaluate the Company’s compensation plans and practices. Each year, at the MDCC's request, its independent consultant FW Cook conducts a risk assessment with the objective of identifying any compensation plans and practices that may encourage employees to take unnecessary or excessive risks that create risk for the Company. No such plans or practices were identified in 2025. The results of the 2025 evaluation indicated, and the MDCC thus concluded, that there are no significant compensation-related risk areas at the
Company, and that our compensation plans and practices do not encourage unnecessary or excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on the Company. Also, based on this evaluation, the MDCC concluded that the Company’s incentive compensation programs appropriately aligns compensation with long-term shareowner value creation and avoids short-term rewards for decisions that could pose long-term risks to the
Company. These conclusions were based on the following factors:
•Our compensation mix is appropriately balanced and incentive compensation is not overly weighted toward short-term performance at the expense of long-term value creation;
•Our short-term incentive compensation award pool is appropriately capped, thereby limiting payout potential;
•Our performance is measured against both absolute and relative metrics to ensure quality and sustainability of
Company performance;
•We have adopted several programs that serve to mitigate potential risk, including officer stock ownership requirements, a Clawback Policy and clawback provisions in our administrative guidelines of our incentive compensation programs, and Non-Compete and Non-Solicitation Agreements to deter behavior that could be harmful to the Company either during or after employment (for more details on these programs, see Section 6, “Other Matters Related to Governance
and Compensation”);
•We have strong anti-hedging and anti-pledging stock trading provisions; and
•The MDCC maintains strict controls over the Company’s equity granting practices, and our incentive compensation plan prohibits option re-pricing without shareowner approval.
Oversight of Information Security and Cybersecurity
The Company places the utmost importance on information security and privacy, which are key components of our governance and risk management framework. We value maintaining the trust and confidence of our customers, employees and other stakeholders.
The Board has primary oversight of our ERM program, which includes information security and cybersecurity. The Board of
Directors is supported in its oversight by the Safety, Technology and Sustainability (the "STS") Committee. The Board and
the STS Committee each receives periodic updates from management, including our CISO, and outside experts, covering the Company’s programs for managing information security risks, including data privacy and data protection risks. The
Company has adopted the National Institute of Standards and Technology Cybersecurity Framework to assess the maturity of its cybersecurity programs and guide continual improvement.
Key aspects of the Company’s cybersecurity program include the following:
•layered technical protective capabilities and detective surveillance controls;
•use of independent third-parties to assess the Company’s practices related to, and provide expertise and assistance with, various aspects of information security;
•courses and awareness training on information security for employees with Company email or access to Company devices, including phishing, social engineering and other cybersecurity training, as well as targeted training for specific roles based on responsibilities and risk level;
•global security and privacy policies; and
•business continuity, incident response and disaster recovery procedures, including tabletop exercises involving executive and senior leaders.
Our management regularly monitors best practices in this area and seeks to implement changes to the Company’s security programs as needed to ensure that the Company maintains a robust data and privacy program. In addition, the Company maintains cyber insurance that provides coverage in connection with cybersecurity breaches. For more information on our cybersecurity, risk identification and management program, please see Part 1, Item 1C. Cybersecurity of our Annual Report
on Form 10-K for the fiscal year ended December 31, 2025, filed on February 27, 2026.

www.internationalpaper.com	/ 41

Corporate Governance / Board Oversight of the Company
Sustainability Oversight
Sustainability is a key element of corporate governance promoted by our Board, committees of the Board, and senior management.
Governance Structure

International Paper Board of Directors
Primary oversight of enterprise risk management, which includes climate-related risks and opportunities. Receives reports and feedback from Committee Chairs, our chief sustainability officer and CEO.

Our standing committees share responsibility on sustainability as described below.

Safety, Technology and Sustainability
•Reviews environmental, sustainability
and climate-related issues
•Reviews current and emerging public
policy and technology issues
•Assists the Board in oversight of
safety initiatives
	Audit and Finance Committee •Assists Board in oversight of financial and sustainability reporting •Coordinates risk management oversight with management updates		Governance Committee •Reviews and reassesses the adequacy of and oversees compliance with our Corporate Governance Guidelines. •Seeks Board candidates with varied backgrounds

CEO and Executive Leadership Team Responsible for sustainability strategy, and leadership and oversight of function-specific teams

Chief Sustainability Officer •Identifies climate-related risks and opportunities; leads sustainability team •Responsible for developing IP’s sustainability strategy		Disclosure ESG Sub-Committee •Reviews and gives input on IP’s sustainability reporting

Enterprise Risk Management •Identifies climate-related risks and opportunities •Identifies, categorizes, and creates climate-risk management plans

Sustainability Team •Coordinates activities across IP businesses and functional areas to deliver on 2030 targets

Government Relations
•Identifies climate-related risks and opportunities
•Advocates and engages on a range of issues
including sustainable manufacturing, climate,
recycling and benefits of sustainable forestry

HSE/Technology •Coordinates GHG data collection for Scopes 1 & 2 •Subject matter experts on energy manufacturing, regulatory compliance	Packaging Solutions North America	Packaging Solutions EMEA	Fiber Procurement, Global Sourcing •Responsible for sourcing goods and services and supplier relationship management

42 \	International Paper 2026 Proxy Statement

Corporate Governance / Board Oversight of the Company
Sustainability Governance

Full Board	Periodic review of sustainability strategy and performance	Evaluation of material key sustainability related developments and issues

Audit and Finance Committee	Review processes for external reporting of sustainability data	Oversee sustainability disclosures in public regulatory filings (including Form 10-K)

Governance	Assess and ensure compliance with Corporate Governance Guidelines	Seek Board candidates with a broad range of perspectives, backgrounds and experiences

Safety, Technology and Sustainability	Assess sustainability policies, plans and performance	Review sustainability strategies and social impact policies, plans and performance to ensure consistency with our commitments.

Management Development and Compensation Committee	Approve CEO’s objectives and evaluate performance	Determine factors for executive compensation

At the management level, ownership and governance of sustainability matters is embedded in the organization from the top down.
•Our CEO and ELT are responsible for corporate strategy and leadership, including incorporation of our sustainability goals into our daily operations and long-term business strategy.
•Our ELT, which is made up of board-appointed executive officers who report directly to our CEO who oversee critical functions and business units within the Company, evaluates sustainability issues based on input from businesses.
•The ELT receives sustainability updates from our chief sustainability officer.

www.internationalpaper.com	/ 43

Corporate Governance / Transactions with Related Persons
Transactions with Related Persons
Related Person Transactions Policy and Procedures. Our Board has adopted a Related Person Transactions Policy and Procedures for the review and approval or ratification of transactions involving the Company and “related persons” (directors, director nominees and executive officers and their immediate family members, or shareowners owning
5% or greater of our outstanding common stock and their immediate family members). The policy covers any related person transaction or currently proposed transaction in which the Company was a participant or is to be a participant and (i) the amount involved exceeds or is expected to exceed $120,000 in any fiscal year, and (ii) a related person had or will have a direct or indirect material interest. The policy also sets forth certain clarifications and exceptions with respect to the policy’s application to certain types of transactions.
The policy works in tandem with and as a supplement to our Code of Conduct and Conflicts of Interest Policy.
Identifying Related Persons. Our directors and executive officers complete and sign a questionnaire at the end of each fiscal year to confirm that there are no material relationships or related person transactions between them or any of their family members and the Company other than those previously disclosed.
Additionally, the Company reviews public filings on Schedules 13D, 13F and 13G to identify our 5% beneficial owners.
Transaction Review Procedures. Prior to entering into a related person transaction (as defined in our policy), a related person must provide the details of the transaction to the general counsel, including the relationship of the person to the
Company, the dollar amount involved, and whether the related person or his or her family member has or will have a direct or indirect interest in the transaction. The general counsel then evaluates the transaction to determine if the Company or the related person has a direct or indirect material interest in the transaction and whether the policy otherwise applies to such transaction. If such a determination is made, the general counsel submits the details of the transaction to the
Governance Committee for review. The Governance Committee approves a related person transaction if the Committee determines that the transaction is not inconsistent with the interests of the Company and its shareowners and does not violate the Company’s Code of Conduct or Conflicts of Interest Policy. Our policy also sets forth procedures whereby, if the
Company becomes aware of a completed related person transaction that is subject to the policy and which inadvertently was not previously approved, the Governance Committee must either ratify the transaction or require the related person to terminate the transaction. In addition, the Governance Committee evaluates existing related person transactions on a periodic basis to determine whether the related person transaction should continue.
Transactions With Related Persons. Except as otherwise noted below, since January 1, 2025, the Company has not been a participant in any transaction, and is not a participant in any currently proposed transaction, in which any related party had or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.
Beneficial Owners of More Than Five Percent of Voting Securities. Since January 1, 2025, entities or affiliates that are or were the beneficial owner of more than 5% of our outstanding common stock have provided, and are contemplated to provide, certain services to the Company in the ordinary course of business. The nature and value of services provided by these 5% shareowners and their affiliates is described below.
An affiliate of BlackRock Inc., a 5% shareowner, has provided investment management services related to certain benefit plans of the Company. In 2025, BlackRock received fees totaling approximately $1.8 million for providing these services.
State Street Corporation, a 5% shareowner, has provided trustee and investment management services to the Company, serving as the trustee of the Company’s Defined Contribution Plans Master Trust, Retirement Plan Master Trust,
Commingled Investment Group Trust, and Retiree Medical Savings Program, and as an independent monitoring fiduciary with respect to the Company Stock Fund in the Savings Plan. State Street also serves as the investment manager for the
Target Date Funds and Index Funds in the Savings Plan. During 2025, the Company paid approximately $1.9 million to
State Street for these services.
The agreements with BlackRock and State Street are negotiated arms-length transactions in the ordinary course of business. Additionally, we believe the agreements represent standard terms and conditions for investment management and trustee services. In compliance with our policy, the Governance Committee has reviewed previously approved related person transactions with BlackRock and State Street and determined that the transactions should be permitted to continue.
Our Related Person Transaction Policy and Procedures is available at www.internationalpaper.com under the “Investors”
tab at the top of the page followed by the “Governance” link and then under the “Governance Documents” link. A paper copy is available at no cost by written request to the Corporate Secretary.

44 \	International Paper 2026 Proxy Statement

Corporate Governance / Commitment to Sound Corporate Governance and Ethical Conduct
Commitment to Sound Corporate Governance
and Ethical Conduct
We believe good corporate governance is critical to achieving business success and serves the best interests of our shareowners. We value the perspectives of our shareowners and other stakeholders, including our employees and the communities in which we operate, and take steps to address their concerns where warranted.

Our Corporate Governance Guidelines. Our Board has adopted Corporate Governance Guidelines that reflect its commitment to sound governance practices. In addition, each of our Board committees has its own charter to ensure that our Board fully discharges its responsibilities to our shareowners. Our Board reviews its Corporate
Governance Guidelines and committee charters at least annually and makes changes from time to time to reflect developments in the law and corporate governance practices.
Our Code of Conduct. Our Board has adopted a Code of Conduct that applies to our directors, officers, and all employees to ensure we conduct business in a legal and ethical manner.
Our Global Ethics and Compliance office is located at our global headquarters in Memphis, Tennessee. If an employee, customer, vendor, or shareowner has a concern about ethics or business practices of the Company or any of its employees or representatives, that individual may contact the Global Ethics and Compliance office in person, via e-mail or telephone. The Code of Conduct describes multiple channels by which employees may report a concern, such as through their managers, a human resources professional, legal counsel or our internal audit department.
Our Helpline is also available 24 hours a day, seven days a week, to receive calls from anyone wishing to report a concern or complaint, whether anonymous or otherwise.
Our Helpline contact information can be found at www.internationalpaper.com, under the “Company” tab at the top of the page, then under “Ethics & Compliance.”
Our Corporate Governance Guidelines, Code of Conduct and Board committee charters are available at
www.internationalpaper.com under the “Investors” tab. Paper copies are also available by written request to the corporate secretary at the address below.

Communicating with the Board
Shareowners or other interested parties may communicate with our entire Board, the Chairman, the independent directors as a group, the lead director, or any one of the directors by writing to the senior vice president, general counsel, and corporate secretary, at the address set forth below. Our corporate secretary will forward all communications relating to
International Paper’s interests, other than business solicitations, advertisements, job inquiries or similar communications, directly to the appropriate director(s).
In addition, as described above under “Corporate Governance – Commitment to Sound Governance and Ethical Conduct”
our Global Ethics and Compliance office has a Helpline that is available 24 hours a day, seven days a week, to receive calls, emails, and letters to report a concern or complaint, anonymous or otherwise.
Direct all Board correspondence to:
Corporate Secretary
International Paper Company
6400 Poplar Avenue
Memphis, TN 38197

www.internationalpaper.com	/ 45

Director Compensation
Compensation Philosophy
We believe our compensation program for non-employee directors should:
•Provide total compensation comprising both cash and equity elements that targets the median level of compensation paid by our Compensation Comparator Group (“CCG”), which is described in the Compensation Discussion & Analysis section of this Proxy Statement;
•Align the interests of our directors with the interests of our shareowners; and
•Attract and retain top director talent.
Each element of director compensation discussed below is recommended by the Governance Committee and approved by our Board. Mr. Silvernail does not receive any additional compensation for his service as Chairman of the Board.
On at least a biennial basis, we evaluate the reasonableness and appropriateness of the total compensation paid to our directors in comparison to peer companies who make up our CCG. In May 2025, our Governance Committee reviewed a market analysis provided by Meridian Compensation Consultants, which concluded that the Company’s compensation for the cash retainer, annual equity retainer, and lead director fees remained below the peer median. In addition to this market positioning, the Committee also noted that director compensation had not been increased since 2022 and that director responsibilities have expanded meaningfully in recent years, including oversight of complex corporate actions such as the acquisition and integration of DS Smith and the divestiture of our Global Cellulose Fibers business.
Following review and discussion, the Governance Committee recommended to the Board, and the Board approved, modest increases to the cash and equity retainers and lead director fees for the May 2025–April 2026 service year, which are detailed below.
We believe our director compensation program appropriately compensates our directors for their time and commitment to the Company, and is consistent with our compensation philosophy, as shown in the following table.

Our Director Pay Principles	Our 2025 Director Pay Policies and Practices

Target compensation at median of CCG	Maintained mix of cash and equity in line with cross-section of similar companies (CCG), which total compensation was at the median level of companies included in our CCG

Align the interests of our directors with the interests of our shareowners	Paid 56% of regular board fees in the form of equity to ensure that directors, like shareowners, have a personal stake in the Company’s financial performance

Attract and retain top director talent	Compensated directors competitively, based on a cross-section of similar companies (CCG)

Maintain flexibility to meet the needs of our highly qualified directors	Continued to allow directors to elect to take equity in place of cash and to elect to defer their fees until retirement

46 \	International Paper 2026 Proxy Statement

Director Compensation / Elements of Our Director Compensation Program
Elements of Our Director Compensation Program
For the May 2025 to April 2026 service year, compensation for our non-employee directors consists of:
•An annual retainer that is a mix of cash and equity;
•Additional retainers for committee chairs, the lead director, and members of the Audit and Finance Committee, as applicable; and
•Life insurance, business travel accident insurance, and liability insurance.
As noted above, in May 2025, our Board, upon recommendation from the Governance Committee, approved modest increases to the cash and equity retainers and lead director fees.

Type of Fee	2025-2026 Fee Amount ($)		2024-2025 Fee Amount ($)
Board Fees
Cash Retainer	135,000	(1)	120,000
Equity Retainer	175,000	(2)	163,000
Committee Fees
Audit and Finance Committee Chair	25,000		25,000
Audit and Finance Committee Non-Chair Member	10,000		10,000
Management Development and Compensation Committee Chair	20,000		20,000
Governance Committee Chair	20,000		20,000
Safety, Technology and Sustainability Chair	20,000		20,000
Lead Director	40,000	(3)	27,500
(1)Reflects a $15,000 or 12.5% increase.
(2)Reflects a $12,000 or 7.3% increase.
(3)Reflects a $12,500 or 45% increase.
Annual Retainer
The annual retainer is $310,000 ($135,000 (44 percent) payable in monthly cash installments and $175,000 (56 percent)
payable in equity). Directors may elect to receive all their cash retainer in cash or all or 50 percent of the cash retainer (plus any committee fees and lead director fees, as discussed below) in restricted stock or restricted stock units ("RSUs"). For the 2025-2026 service year, directors Dorduncu and Robbie elected to receive 100% cash for the annual retainer and director Sullivan elected to receive 50% of her cash retainer in cash.
Directors who elect to convert the cash retainer to equity receive a 20 percent premium on the converted cash award in additional shares of restricted stock or RSUs. Director Sullivan receives 50% of her cash retainer in restricted stock. Seven of the ten non‑employee directors — Beggs, Connor, Gustafsson, Hinman, Lewis, Tozier, and Vincent — receive 100% of their cash retainer in either restricted stock or RSUs.
Restrictions on restricted stock lapse one year from the date of grant, and then become freely transferable, subject to our director stock ownership requirement and securities regulations. RSUs become transferable at retirement, death or disability.
Directors may also elect to defer receipt of all of their equity retainer. Directors who make this election receive RSUs. Five of the 10 non-employee directors serving in 2025 (Beggs, Connor, Lewis, Tozier and Vincent) elected to defer payment of all of their equity and cash compensation. The remaining five non-employee directors (Dorduncu, Gustafsson, Hinman,
Robbie and Sullivan) elected not to defer their payment of equity compensation and received restricted stock.
For tax purposes, changes to elections must be completed in the December preceding each service year.

www.internationalpaper.com	/ 47

Director Compensation / Stock Ownership Requirements
We use the closing market price of the Company’s common stock on the day preceding our annual meeting in May to calculate the equivalent number of shares for the $175,000 equity retainer and any restricted stock elected by our directors in lieu of their cash retainer. RSUs are settled in cash based on the closing price of the Company’s common stock as of
December 31 of the year of the director’s retirement, death or disability.
Directors earn dividends on their shares of stock and RSUs, which they may elect to receive either as cash or in the form of additional shares of restricted stock or RSUs. Dividends are paid to the director at the time the underlying award is vested or settled.
Insurance and Indemnification Contracts
We provide life insurance in the amount of $10,500 to each of our non-employee directors, and travel accident insurance in the amount of $500,000 that covers a director if he or she dies or suffers certain injuries while traveling on
Company business.
We provide liability insurance for our directors, officers, and certain other employees at an annual cost of approximately
$3.35 million. The primary underwriters of coverage, which extends to April 1, 2026, are XL Specialty Insurance Company and ACE American Insurance Company.
Our By-Laws provide for standard indemnification of our directors and officers in accordance with New York law. We also have contractual arrangements with our directors that indemnify them in certain circumstances for costs and liabilities incurred in actions brought against them while acting as our directors.
Stock Ownership Requirements
Our director stock ownership policy requires our directors to hold equity of the Company valued at two times the total annual Board retainer, which, through April 30, 2026, requires ownership of Company common stock equivalent to
$620,000. We believe this requirement helps align the interests of our directors with the interests of our shareowners. As of
December 31, 2025, all directors, except Mr. Robbie, who joined the Board in February 2025, met their stock ownership requirements. New directors have four years from their election date to meet the ownership requirement.

48 \	International Paper 2026 Proxy Statement

Director Compensation / Non-Employee Director Compensation Table
Non-Employee Director Compensation Table
The following table provides information on compensation for non-employee directors who served during 2025. It shows fiscal year 2025 compensation based on the SEC’s compensation disclosure requirements, though we pay our directors on a May to April service year. Amounts in the table differ because (i) each director makes an individual election to receive fees in cash and/or equity; (ii) certain directors receive committee chair fees, a lead director fee, and/or Audit and Finance
Committee member fees; and (iii) directors may join our Board on different dates, so compensation is prorated for the year.

Name of Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Jamie A. Beggs		346,988	346,988
Christopher M. Connor		377,003	377,003
Ahmet C. Dorduncu	139,625	174,999	314,624
Anders Gustafsson		361,996	361,996
Jacqueline C. Hinman		356,993	356,993
Clinton A. Lewis, Jr.		356,993	356,993
David A. Robbie(3)	128,792	174,999	303,791
Kathryn D. Sullivan	98,125	271,021	369,146
Scott A. Tozier		346,988	346,988
Anton V. Vincent		336,983	336,983
(1)As described above, certain directors elected to receive shares of restricted stock in lieu of cash and therefore had no cash compensation during 2025.
(2)The value of stock awards shown in the “Stock Awards” column is based on grant date fair value calculated under Financial Accounting Standards Board
(“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The grant date fair value of the equity awards shown in the “Stock Awards” column is based on the closing price of the Company’s common stock on the last business day immediately preceding the date of grant, which was May 13, 2025.
Directors who elect to defer their equity retainer fee receive RSUs rather than restricted stock. Restrictions on shares awarded to our directors under our current compensation plan lapse one year from the date of grant, and then the shares are freely transferable, subject to our director stock ownership requirement and securities regulations. RSUs are not transferable until a director’s retirement from the Board, death or disability. The cash value of RSUs is paid in January following retirement, death or disability.
(3)Mr. Robbie joined the Board effective February 11, 2025, and was granted 1,065 shares of restricted stock (prorated based on actual service).
The following table shows the aggregate number of unvested shares of restricted stock and RSUs outstanding as of
December 31, 2025, for each non-employee director who served as of that date.

Name of Director	Aggregate Number of RSUs and Shares Outstanding That Have Not Vested (#)
Jamie A. Beggs	16,158
Christopher M. Connor	82,321
Ahmet C. Dorduncu	3,953
Anders Gustafsson	8,177
Jacqueline C. Hinman	10,303
Clinton A. Lewis, Jr.	75,935
David A. Robbie*	4,068
Kathryn D. Sullivan	7,544
Scott A. Tozier	16,158
Anton V. Vincent	43,279
Total	267,896
*      Mr. Robbie joined the Board effective February 11, 2025.

www.internationalpaper.com	/ 49

ITEM 2
Ratification of Deloitte & Touche
LLP as Our Independent Auditor
Our Audit and Finance Committee has selected Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Company’s independent auditor for 2026. Although shareowner ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of Deloitte & Touche to our shareowners because we value your views on the Company’s independent auditor. Our Audit and Finance Committee will consider, but is not bound by, the outcome of this vote. Even if the selection of Deloitte & Touche is ratified, the Audit and Finance Committee may change the appointment at any time if it determines that a change would be in the best interests of the Company and our shareowners.
To ratify the selection of our independent auditor, the affirmative vote of a majority of a quorum at the annual meeting is required. You may vote FOR or AGAINST the ratification of the selection of our independent auditor, or you may abstain from voting. Abstentions will have the same effect as votes against this proposal.
We do not expect any “broker non-votes” associated with this proposal. If your shares are held in street name and you do not give your bank or broker instructions on how to vote, your shares may be voted by the broker in its discretion.

Our Board of Directors unanimously recommends that you vote FOR the ratification of Deloitte & Touche LLP as the Company’s independent auditor for 2026.

50 \	International Paper 2026 Proxy Statement

Item 2: Ratification of Deloitte & Touche LLP as Our Independent Auditor / Background on Our Independent Auditor
Background on Our Independent Auditor
The Audit and Finance Committee is responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit the Company’s financial statements. The Committee has evaluated the qualifications, performance, and independence of Deloitte & Touche, including discussions regarding Public Company
Accounting Oversight Board (“PCAOB”) inspection results, peer reviews and any other internal inspection results and trends in their internal system of quality controls, and appointed Deloitte & Touche as the Company’s independent external auditor for the fiscal year 2026. Representatives of Deloitte & Touche will attend the 2026 annual meeting and be available to answer questions. Our independent auditor also will have the opportunity to make a statement if they desire to do so.
Deloitte & Touche has served as International Paper’s independent external auditor continuously since 2002. In order to ensure continuing auditor independence, the Audit and Finance Committee periodically considers whether there should be a rotation of the independent external audit firm. The members of the Audit and Finance Committee and the Board believe the continued retention of Deloitte & Touche to serve as the Company’s independent external auditor is in the best interests of International Paper and its shareowners. In making this determination, the Audit and Finance Committee and Board have considered Deloitte & Touche’s significant institutional knowledge of our business, operations, accounting policies and financial systems, and internal controls framework, as well as Deloitte’s global capabilities, technical expertise, depth of resources, quality, efficiency of services, quality of communications with the Audit and Finance Committee and management, and independence. In addition, in accordance with applicable rules on partner rotation, Deloitte & Touche rotates its lead audit engagement partner not less than every five years. The Audit and Finance Committee is involved in considering the selection of Deloitte & Touche’s primary engagement partner when there is a rotation.
Deloitte & Touche’s reports on the consolidated financial statements for each of the three fiscal years in the period ended
December 31, 2025, which were included in the Company’s 2025 Annual Report on Form 10-K, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
Independent Auditor Fees
The Audit and Finance Committee engaged Deloitte & Touche to perform an annual integrated audit of the Company’s financial statements, which includes an audit of the Company’s internal controls over financial reporting, for the years ended
December 31, 2024, and December 31, 2025. The total fees and expenses paid to Deloitte & Touche are as follows:

	2025	2024
	($, in thousands)	($, in thousands)
Audit Fees	20,199	13,276
Audit-Related Fees	3,616	6,456
Tax Fees	5,149	4,836
All Other Fees	152	234
Total Fees	29,116	24,803
The increase in audit fees from 2024 to 2025 is primarily attributable to work related to the acquisition and integration of DS
Smith, which included additional statutory audits for DS Smith entities.

www.internationalpaper.com	/ 51

Item 2: Ratification of Deloitte & Touche LLP as Our Independent Auditor / Services Provided by the Independent Auditor
Services Provided by the Independent Auditor
All services rendered by Deloitte & Touche are permissible under applicable laws and regulations and are pre-approved by the Audit and Finance Committee. For a complete copy of International Paper’s Guidelines of International Paper Company
Audit and Finance Committee for Pre-Approval of Independent Auditor Services,” please write to the Corporate Secretary, or visit us on our website, www.internationalpaper.com, under “Contact Us.”
Pursuant to rules adopted by the SEC, the fees paid to Deloitte & Touche for services provided are presented in the table above under the following categories:
1.Audit Fees – Fees for professional services performed by Deloitte & Touche for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q, and those services that are normally provided by an independent auditor in connection with statutory and regulatory filings or engagements for the fiscal year, such as comfort letters, consents and other services related to SEC matters. Audit fees in both years include amounts related to the audit of the effectiveness of internal controls over financial reporting.
2.Audit-Related Fees – Fees for assurance and related services performed by Deloitte & Touche that are reasonably related to the performance of the audit or review of our financial statements. This includes employee benefit and compensation plan audits, accounting consultations on divestitures and acquisitions, attestations by Deloitte & Touche that are not required by statute or regulation, consulting on financial accounting and reporting standards, and attestations on internal controls and quality assurance audit procedures related to new or changed systems or work processes.
3.Tax Fees – Fees for professional services performed by Deloitte & Touche with respect to tax compliance, tax advice and tax planning. This includes consultations on preparation of original and amended tax returns for the Company and its consolidated subsidiaries, refund claims, and tax audit assistance. Deloitte & Touche has not provided any services related to tax shelter transactions, nor has Deloitte & Touche provided any services under contingent fee arrangements.
4.All Other Fees – Fees for other permissible work performed by Deloitte & Touche that do not meet the above category descriptions. These services relate to various consultations that are permissible under applicable laws and regulations, which are primarily related to engagements to provide advice, observations, and recommendations regarding operations, infrastructure and distribution to be considered by the Company.

52 \	International Paper 2026 Proxy Statement

Item 2: Ratification of Deloitte & Touche LLP as Our Independent Auditor / Audit and Finance Committee Report

Audit and Finance Committee Report
The following is the report of the Audit and Finance Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2025.
The Audit and Finance Committee assists the Board of Directors in its oversight of the Company’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. The Audit and Finance Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website at www.internationalpaper.com under the “Investors” tab and then under the “Governance” link and the “Board Committees” section. Paper copies of the Audit and Finance Committee charter may be obtained, without cost, by written request to Mr. Joseph R. Saab, Corporate Secretary,
International Paper Company, 6400 Poplar Avenue, Memphis, TN 38197.
In fulfilling its oversight responsibilities, the Audit and Finance Committee has reviewed and discussed the
Company’s annual audited consolidated financial statements for the 2025 fiscal year with management and
Deloitte & Touche LLP, the Company’s independent registered public accounting firm, including discussions related to significant accounting policies and critical accounting estimates and their related disclosures. In addition, the
Audit and Finance Committee has reviewed, and discussed with management and Deloitte & Touche, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the evaluation by Deloitte & Touche of the Company’s internal control over financial reporting. The Audit and Finance
Committee has discussed with Deloitte & Touche the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (United States) and the Securities and
Exchange Commission (“SEC”). The Audit and Finance Committee has received the written disclosures and the letter from Deloitte & Touche required by applicable requirements of the Public Company Accounting Oversight
Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche its independence from the Company and its management. The Audit and Finance Committee has also considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining the firm’s independence.
The Board has determined that the following members of the Audit and Finance Committee are audit committee financial experts as defined in Item 407(d)(5)(ii) of Regulation S-K: Anders Gustafsson, Jamie A. Beggs, David A.
Robbie, and Scott A. Tozier. The Board has determined that each member of the Audit and Finance Committee meets the independence and financial literacy requirements for audit committee members set forth under the listing standards of the New York Stock Exchange and our independence standards, as well as applicable independence requirements under SEC rules.
Based on the review and discussions referred to above, the Audit and Finance Committee recommended to the
Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The Audit and Finance Committee has approved and selected, and the Board of Directors has ratified, Deloitte &
Touche as the Company’s independent registered public accounting firm for 2026.

Audit and Finance Committee

Anders Gustafsson, Chair	Jamie A. Beggs	David A. Robbie

Ahmet C. Dorduncu	Kathryn D. Sullivan	Scott A. Tozier

www.internationalpaper.com	/ 53

ITEM 3
Non-Binding
Say-on-Pay Resolution
Our Board of Directors seeks your approval, on an advisory basis, of the compensation of our Named Executive Officers
(“NEOs”), who are listed in the Summary Compensation Table of this Proxy Statement. Information describing the compensation of our NEOs is disclosed in the Compensation Discussion & Analysis section, the accompanying tables and narrative contained in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of
1934, as amended (the “Exchange Act”). This vote is being provided as required pursuant to Section 14A of the Exchange
Act and is non-binding. The Management Development and Compensation Committee will seriously consider the outcome of this vote when determining future executive compensation arrangements.
Shareowners are asked to approve the following non-binding advisory resolution:
“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy
Statement pursuant to Item 402 of Regulation S-K under the Exchange Act, including in the Compensation
Discussion & Analysis, the related compensation tables and narrative disclosure, is hereby approved.”
To approve this proposal, commonly referred to as a “Say-on-Pay” proposal, the affirmative vote of a majority of a quorum at the annual meeting is required. You may vote FOR or AGAINST this non-binding proposal, or you may abstain from voting. Abstentions will have the same effect as votes against this proposal because they are considered votes present for purposes of a quorum on the vote.
If you hold your shares in street name, your failure to indicate voting instructions to your bank or broker will cause your shares to be considered “broker non-votes” not entitled to vote with respect to Item 3. Broker non-votes will have the same effect as votes against this proposal because they are considered votes present for purposes of a quorum on the vote.
Our next annual Say-on-Pay vote to approve our executive compensation of our Named Executive Officers will occur at the
2027 annual meeting of shareowners.

Our Board of Directors unanimously recommends that you vote FOR the approval of the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation
S-K under the Exchange Act.

54 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis

Introduction
This Compensation Discussion & Analysis (“CD&A”) describes our compensation program that applies to all of our board-appointed executive officers, which during 2025 included our CEO and the Executive Leadership Team (the "ELT").
Our ELT consists of executive officers who report directly to the CEO and who work to support and accelerate a customer-centric strategy to drive the Company toward its future goals and enhance operational efficiency. Our CD&A is designed to provide shareowners with an understanding of our compensation philosophy, core design principles and decision-making process. This narrative also explains how our Management Development and Compensation Committee
(“MDCC”) oversees and designs the compensation program and explains the 2025 compensation of our Named Executive
Officers (“NEOs”).
2025 Named Executive Officers (NEOs)

Andrew K. Silvernail	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)
Lance T. Loeffler(1)	Senior Vice President and Chief Financial Officer
W. Thomas Hamic	Executive Vice President and President, Packaging Solutions North America
Timothy S. Nicholls(2)	Executive Vice President and President, Packaging Solutions Europe, Middle East and Africa
Joseph R. Saab	Senior Vice President, General Counsel and Corporate Secretary
Joy N. Roman(3)	Former Senior Vice President, Chief People and Strategy Officer
(1)Mr. Loeffler succeeded Mr. Nicholls as senior vice president and chief financial officer effective April 1, 2025.
(2)Mr. Nicholls served as chief financial officer of the Company until Mr. Loeffler's appointment on April 1, 2025, when Mr. Nicholls became executive vice president and president Packaging Solutions Europe Middle, East and Africa.
(3)Ms. Roman was employed with the Company from February 3, 2025 through June 30, 2025.
Compensation Committee Report
On behalf of the Board of Directors, the MDCC oversees the Company’s compensation program. In fulfilling its oversight responsibilities, the MDCC has reviewed and discussed the CD&A included in this Proxy Statement with the
Company’s management.
Based on the review and discussions referred to above, the MDCC recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and its Proxy
Statement on Schedule 14A filed in connection with the Company’s 2026 Annual Meeting of Shareowners.
Management Development and Compensation Committee

Jacqueline C. Hinman (Chair)	Christopher M. Connor	Clinton A. Lewis, Jr.	Anton V. Vincent

www.internationalpaper.com	/ 55

Compensation Discussion & Analysis / Overview of Our CD&A
Overview of Our CD&A

56 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 1/ Executive Summary
1/ Executive Summary

2025 Financial Highlights
In 2025, International Paper continued to drive sustainable value creation through a sharp focus on achieving an advantaged cost position, delivering a superior customer experience and capturing a high relative supply position in the right geographies, with the right customers and the right product offerings.
$23.63B
We generated $23.63 billion in net sales (US
GAAP) in 2025.(1)
$1.5B
We completed the sale of our Global Cellulose
Fibers business to American Industrial Partners
on January 23, 2026 for $1.5 billion.
(1)Net sales excludes GCF, which is presented as discontinued operations, net of taxes, in the consolidated statements of operations in the
Annual Report on Form 10-K filed with the SEC on February 27, 2026 .
$1.7B
Cash provided by operations (US GAAP),
including discontinued operations, totaled
$1.7 billion in 2025.
$977M
We maintained our annual dividend of $0.4625
per share and returned $977 million of cash
to shareowners through dividends) in 2025.
2025 Executive Compensation Highlights
The following section briefly highlights the current structure of our executive compensation program, the MDCC’s key compensation decisions for 2025 and our performance achievement attained in our incentive compensation plans. These decisions were made with the support of the MDCC’s independent consultant, Frederic W. Cook ("FW Cook") (see
Section 3, “Role of Compensation Consultants”). This information is discussed in greater detail elsewhere in this CD&A.

Sound Program Design
•Provides competitive total pay opportunity
•Delivers the vast majority of pay based on company performance
•CEO pay consists primarily of stock-based compensation
•Enhances long-term focus through awarding equity with multi-year performance and vesting requirements
•Oversight and design safeguards discourage unnecessary and/or excessive risk taking

Best Practice Highlights
•Robust executive share ownership requirements
•No guaranteed bonuses
•No excessive executive perquisites
•Clawback policies
•Anti-hedging and anti-pledging policy
•No tax gross-ups (except for relocation and tax equalization on expatriate assignments)
•No executive employment agreements.

2025 Changes
•Aligned our broad-based annual short-term incentives with the Company’s three business units’ performance metrics and goals while continuing to link NEO short-term incentives to enterprise performance
•Implemented change in LTI awards for ELT to 100% PSUs based solely on relative TSR performance
•Completed a successful chief financial officer transition
•Revised stock ownership guidelines for officers to allow 60% of unvested time-based, restricted stock units
("RSUs") to count toward ownership consistent with market practice
•Adopted an Executive Severance Plan

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Compensation Discussion & Analysis / 1/ Executive Summary
Other NEO Compensation Decisions
Effective April 1, 2025, the Company promoted Mr. Nicholls to executive vice president and president of Packaging
Solutions EMEA ("PS EMEA"). In his new role, Mr. Nicholls continues to report directly to Mr. Silvernail and leads the
Company's integrated packaging business in the EMEA region. Mr. Nicholls brings more than 30 years of industry experience, including a variety of business and finance leadership roles. Prior to this role, he served as the chief financial officer of International Paper since 2018 and led our industrial packaging business from 2014 to 2018.
Mr. Nicholls oversaw the integration of PS EMEA during 2025, providing stability and operational alignment throughout the transition. His deep institutional knowledge and extensive familiarity with both the packaging business and EMEA market will be instrumental as we proceed with the planned separation of the EMEA packaging business and prepare to become two independent publicly traded companies. In recognition of his expanded role in 2025, Mr. Nicholls' base salary increased from $806,500 to $900,000 effective January 1, 2025. His annual target opportunity under the AIP remained unchanged at
100% of base salary. Mr. Nicholls also received an increase in his target opportunity under the LTIP, which is comprised of
100% PSUs based on 100% relative TSR, from $2,935,000 to $3,500,000 beginning with the 2025 annual grant.
New CFO Compensation Arrangement
On February 26, 2025, the Company entered into an offer letter (the "Offer Letter") with Mr. Loeffler. In designing
Mr. Loeffler's compensation arrangement, the MDCC sought to deliver a market-competitive package that reflects
Mr. Loeffler's extensive financial leadership experience and incentivizes him to navigate complex corporate actions, unlock synergies and drive the Company toward profitable growth.
In addition to the factors outlined later in this CD&A, the MDCC and Board assessed the need to induce Mr. Loeffler to join the Company. The MDCC received advice from its independent compensation consultant, FW Cook, prior to approving these arrangements. More information on Mr. Loeffler's compensation and benefits arrangement is summarized below and described in more detail elsewhere in our CD&A.
•Received a base salary of $850,000 to position him appropriately to market.
•Eligible for an annual bonus under the AIP with a target amount of 100% of base salary, prorated based on actual service in 2025.
•Awarded a 2025 annual LTIP grant valued at $3,500,000 delivered entirely in PSUs (65,604 shares at target) with the same performance goals as other NEOs. (Note: the original grant was made in April, upon hire date, with an additional grant made in August to correct an administrative error.)
•Awarded a one-time, special "inducement grant" of 31,865 RSUs valued at $1,700,000 on April 1, 2025 (the "2025
Inducement Award"). The 2025 Inducement Award will vest ratably over three years commencing on the first anniversary of the grant date, subject to continued service and will fully vest upon an involuntary termination of employment by the
Company without cause or by Mr. Loeffler for good reason, death, or disability.
•Eligible to participate in the health and welfare and benefits programs generally available to all U.S.-based employees including the Company’s qualified Salaried Savings Plan-401(k) and nonqualified Deferred Compensation Savings Plan.
•Provided standard employee relocation benefits.
•Eligible to participate in the Executive Severance Plan.

58 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 1/ Executive Summary
Executive Departures
On June 30, 2025, Ms. Roman separated from the Company and entered into an agreement documenting her receipt of severance benefits provided for under the Company’s Executive Severance Plan, described on page 86. Other payments included an acceleration of her 2025 Inducement Award (see page 76) and a cash payment of $203,718 to cover the cancellation of a home sale contract, household goods storage and other costs incidental to her separation (since it was for reasons other than for cause). Ms. Roman also agreed to a release of claims as well as various restrictive covenants, including a 12-month non-compete and non-solicitation agreement, and a perpetual confidentiality covenant. Please refer to
“Potential Payments Upon Involuntary Termination Without Cause” on page 99 for more details.
2025 Target Total Direct Compensation Mix for NEOs
The chart below demonstrates our commitment to paying for performance, with a significant portion of pay at-risk. For 2025,
93% of Mr. Silvernail’s target compensation and, on average, 81% of our other NEOs’ target compensation was based on
Company and/or stock performance. Importantly, base salary comprises a relatively small portion of our NEOs’
compensation and is the only component of their target Total Direct Compensation (“TDC”) not tied to Company and/or stock performance.

CEO Target Pay Mix	Other NEOs Target Pay Mix (Average)

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Compensation Discussion & Analysis / 1/ Executive Summary
2025 Incentive Plan Design Overview with Metrics and Weightings for CEO and Other NEOs

2025 Short-Term Incentive Plan

Annual Incentive Plan (AIP) Metrics and Weightings

2025-2027 Long-Term Incentive Plan

Long-Term Incentive Plan (LTIP) Metrics and Weightings

Annual Incentive Plan Payout Scale	Performance Stock Units Payout Scale

All Metrics: Below Threshold (0% Payout) Threshold (50% Payout) Target (100% Payout) Maximum (200% Payout)	Relative TSR: Below 25th Percentile (0% Payout) 25th percentile (25% Payout) 50th percentile (100% Payout) At or above 75th percentile (200% Payout)

(1)See page 68 for non-GAAP financial measure definitions and Appendix A for a reconciliation of Adjusted EBITDA to the most directly comparable
GAAP measure.

60 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 1/ Executive Summary
2025 STI Performance Achievement(1)

Performance Metric	Target	Actual	% of Target Award Earned	Metric Weight	Weighted % of Target Award Earned
Adjusted EBITDA(2), (3)	$3.537B	$3.311B	84.0%	50%	42.0%
Revenue(3)	$26.674B	$26.104B	89.3%	30%	26.8%
Cash Conversion Cycle	62.5 days	63.6 days	95.6%	20%	19.1%
Total				100%	87.9%
(1)See page 72 for more information on calculation of the STI performance achievement.
(2)Adjusted EBITDA is a non-GAAP financial measure. See Section 4 for information regarding how non-GAAP financial measures are calculated. See page
68 for non-GAAP financial measure definitions and Appendix A for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.
(3)Adjusted EBITDA and Revenue includes GCF, which is presented as discontinued operations, net of taxes, in the consolidated statements of operations in the Annual Report on Form 10-K filed with the SEC on February 27, 2026 .
2023-2025 LTI Performance Achievement(1)

Performance Metric	Target	Actual	% of Target Award Earned	Metric Weight	Weighted % of Target Award Earned
3-Year Adjusted ROIC(1)	9.25%	5.70%	—%	50%	—%
Relative TSR	50th Percentile	62nd Percentile	147.62%	50%	73.81%
Total				100%	73.81%
(1)See page 74 for more information on calculation of the LTI performance achievement
(2)Adjusted ROIC is a non-GAAP financial measure. See Section 4 for information regarding how Adjusted ROIC is calculated. See page 68 for non-GAAP financial measure definitions and Appendix A for a reconciliation of components of Adjusted ROIC to the most directly comparable GAAP measure.
Adoption of Executive Severance Plan
As described later in this CD&A, in 2025, our Board, upon the recommendation of the MDCC, as part of our ongoing review of our executive compensation and retention programs, approved and adopted the International Paper Company Executive
Severance Plan (the "Severance Plan"). The Severance Plan is designed to provide officers of the Company, including our
NEOs, with payments and benefits upon specified terminations of employment. Effective as of February 11, 2025, the
Severance Plan superseded and replaced the 2005 Board Policy on Severance Agreements with Senior Executives.

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Compensation Discussion & Analysis / 1/ Executive Summary
Responsiveness to Shareowners—
Say-on-Pay Consideration
In May 2025, our shareowners again approved our annual Say-on-Pay proposal with support from approximately 97% of votes cast (excluding broker non-votes). No changes to the program were made directly in response to the 2025 vote result.
Over the last ten years, we have received, on average, 96% support for our
NEO compensation. The MDCC views this consistently strong level of support as continued affirmation of the design and direction of our executive compensation program. While mindful of this level of support, the MDCC and management remain firmly committed to strengthening our pay-for-
performance alignment, and assessing the overall architecture of our executive compensation program.
The MDCC and management will continue to use the annual “Say-on-Pay”
vote as a guidepost for shareowner sentiment and will continue to engage with our shareowners and respond to feedback.
97%
2025 Say-on-
Pay Support
Shareowner Engagement

In 2025, the Company proactively reached out to our top 20 investors and offered to engage during the off-season.
Of the 10 investors who accepted our invitation, seven engaged in discussions focused on learning more about the changes to our compensation plan design impacting our NEOs. Shareowners provided valuable feedback on the structure and alignment of our executive pay program, which will be taken into consideration for future design.

What We Heard	How We Responded

Annual Incentive Plan Shareowners inquired about elimination of the individual performance modifier and target setting process.
•Elimination of the individual performance modifier emphasizes a stronger focus on team-based performance rather than
individual performance.
•We explained our target setting process in detail, including the role of the MDCC, and its ability to exercise discretion with respect to established targets. See page 72 for more detail.

Executive Severance Shareowners have expressed interest in stronger governance around executive separation benefits.
•In 2025 we adopted the Severance Plan, establishing clear and consistent market competitive severance terms for our ELT while avoiding excessive payouts and creating predictability in alignment with shareowner expectations.

Long-Term Incentives Shareowners inquired about the transition to 100% PSUs with a single performance metric of relative TSR and the elimination of ROIC as a metric.
•This design aligns long-term incentives entirely with shareowner returns to reinforce pay-for-performance alignment and incentivize improvement in TSR.
•Mitigates the impact of broader market volatility and ensures executives are rewarded for outperforming peers.

Disclosures Shareowners asked about pay equity disclosures under the UK Equity Act 2010.
•DS Smith, as a UK-based employer with more than 250 employees, has an established legal obligation to publish gender pay gap data on its
UK website and submit it to the UK government portal. DS Smith plans to continue this practice upon separation as an independent public company.

62 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 1/ Executive Summary
Compensation Governance Best Practices

Pay-for-Performance. 100% performance-
based incentives for NEOs.
Change-in-Control Benefits. Change-in-control
severance benefits are: 2.99x target cash
compensation for our CEO; 3x target cash
compensation for our EVP, President PS
EMEA; and 2x target cash compensation for
remaining ELT.
Double-Trigger Change-in-Control Equity
Vesting. Equity incentive awards have a double
trigger if replacement awards are provided.
Awards will not vest upon a change in control
unless there is also a qualifying termination
of employment.
Limit on Severance Payable to ELT. Effective
in 2025, severance is capped at 2× base salary
+ target bonus for the CEO and 1.5× for all other
NEOs, unless in connection with a change in
control or shareowner preapproval.
Robust Equity Ownership and Retention
Requirements. All officers are required to own
IP shares equal to a multiple of their base salary
and to retain 50% of after-tax equity payouts
until the ownership requirement is met. The
CEO’s requirement is a rigorous six times (6x)
base salary.
Clawback of Incentive Compensation if
Restatement. Cash and equity incentive
compensation awards to current and former
executive officers are subject to clawback in the
event of a restatement.
Non-Competition and Non-Solicitation
Agreements. We require our leaders to enter
into Non-Competition Agreements and Non-
Solicitation Agreements, the violation of which
may result in clawback or forfeiture of incentive
compensation awards.
Cap on CEO’s Personal Use of Leased
Aircraft. While our CEO is authorized to use the
Company's leased aircraft for personal travel,
he is required to reimburse the Company for
any incremental cost for personal use
above $150,000.
Multiple Performance Metrics. Short-term
incentive compensation is based on multiple
quantitative metrics, with no overlap in
long-term incentive metrics, to encourage
balanced objectives.
Peer Groups. We use relevant compensation
benchmarking and relative TSR peer groups
that are aligned with corporate governance
best practices.

No Employment Agreements for ELT. Our
U.S. based executive officers are at-will
employees with no employment contracts.
No Tax Gross-Ups. We do not gross up
payments to account for taxes except for
relocation and tax equalization on
expatriate assignments.
No Guaranteed Annual Salary Increases or
Bonuses. For NEOs, annual salary increases
are based on individual performance and market
competitiveness, while their annual cash
incentives are tied to company performance.
No Plans that Encourage Excessive
Risk-Taking. Based on the MDCC’s annual
review, it was determined that the Company’s
compensation practices are appropriately
structured and provide no incentives to
encourage employees to engage in
unnecessary or excessive risk-taking.
No Stock Options; Thus no Repricing or
Exchange of Underwater Stock Options by
Policy. We discontinued granting stock options
over 20 years ago. All outstanding stock options
have expired. Our 2024 Long-Term Incentive
Compensation Plan does not permit repricing or
exchange of underwater options or stock
appreciation rights without shareowner approval.
No Hedging or Pledging of Company
Securities. Officers and directors are strictly
prohibited from hedging IP securities and
pledging Company securities as collateral or
holding securities in a margin account.
No Inclusion of Equity Awards in Pension
Calculations. Equity awards are not included as
pensionable compensation.
No Excessive Executive Perquisites. We offer
only limited executive benefits as required to
remain competitive and to attract and retain
highly talented executives.
No Active Defined Benefit Retirement
Programs. Participation in our Unfunded
Supplemental Retirement Plan for Senior
Managers (“SERP”) was frozen at the end of
2011 and all salaried pension plan benefits were
frozen at the end of 2018. Only defined
contribution retirement benefits are available.
No Evergreen Provision. Our 2024 Long-Term
Incentive Compensation Plan does not
automatically increase shares of common stock
authorized for issuance.

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Compensation Discussion & Analysis / 2/ How We Design Our Executive Compensation Program to Pay for Performance
2/ How We Design Our Executive
Compensation Program to Pay
for Performance
Executive Compensation Philosophy
Our executive compensation program is designed to attract, retain and motivate our ELT to deliver Company performance that builds long-term shareowner value. To achieve our objectives, our program is designed around two guiding principles:

Pay for Performance We reward achievement of specific goals that improve our financial performance and drive strategic initiatives to ensure sustainable long-term profitability.	Pay at Risk We believe a significant portion of an executive’s compensation should be specifically tied to performance.

Pay for Performance — CCG Analysis
The MDCC reviews our CEO’s pay in relation to the Company’s performance to ensure alignment. We conduct this review against our Compensation Comparator Group (“CCG”). Our CCG is one of two reference points against which we target pay and it is the primary reference against which we benchmark our program design. (For information on the CCG, see
Section 2, “Peer Group Benchmarking” on page 65.)
Historical CEO Pay-for-Performance Alignment
The following table demonstrates the close alignment between our CEO’s realizable pay and the Company’s performance over the past five three-year performance periods as compared to our CCG.

Three-Year Performance Period		Our CEO’s Realizable Pay Rank (percentile rank of CCG)	Our Company’s TSR Rank (percentile rank of CCG)
2022 - 2024	(1)	82nd	59th
2021 - 2023		22nd	6th
2020 - 2022		22nd	17th
2019 - 2021		12th	18th
2018 - 2020		37th	26th
(1)The 82nd percentile ranking shown for the CEO's realizable pay is driven higher because Mr. Silvernail was a new CEO in 2024 and since he was an external hire, he received a performance-based inducement grant that is included in the calculation.

64 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 2/ How We Design Our Executive Compensation Program to Pay for Performance
Current CEO Pay-for-Performance Alignment
Each point on the graph below represents a CCG CEO’s three-year realizable compensation (the cash compensation actually paid plus the economic value of equity-based grants) relative to their company’s three-year TSR performance over the period 2022-2024.
Compared to our CCG, our CEO’s realizable compensation was at the 82nd percentile of our peer group while the Company delivered TSR at the 59th percentile. The MDCC believes the graph below, alongside the table on the previous page, clearly illustrates a strong pay-for-performance alignment over the years.

CEO Realizable Pay vs. TSR Performance (2022-2024)

Pay for Performance Alignment
CEO Realizable Pay vs. TSR Performance (2022 - 2024)

Above median shareholder return
Below median realizable pay
Below median shareholder return
Above median realizable pay
IP
75th
50th
25th
25th
50th
75th
Total Shareholder Return Rank
(percentile of peer group)
Realizable Pay Rank
(percentile of peer group)

The graph reflects CEO compensation for each company regardless of who actually served in the CEO role. This allows us to compare CEO compensation for a full three-year period for each company and focuses on the CEO position rather than specific individuals.
•This graph is based on the 2025 proxy statements filed by our CCG.
•Total Shareholder Return reflects share price appreciation, adjusted for dividends and stock splits.
•Realizable pay consists of:
1.actual base salary paid over the three-year period,
2.actual STI payouts over the three-year period, and
3.LTI determined as shown below, with equity awards based on December 31, 2024 market value for each company;
(a)in-the-money value of stock options granted over the three-year period;
(b)time-based restricted stock awards granted over the three-year period;
(c)performance share awards:
(i)actual shares earned using actual performance achievement for grant cycles beginning and ending between 2022 and 2024; and
(ii)target shares granted over the three-year period assuming target performance, for performance cycles that have not yet been completed.
(d)performance cash awards:
(i)actual cash paid using actual performance achievement for grant cycles beginning and ending between 2022 and 2024; and
(ii)target cash levels provided over the three-year period assuming target performance, for performance cycles that have not yet been completed.

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Compensation Discussion & Analysis / 2/ How We Design Our Executive Compensation Program to Pay for Performance
Peer Group Benchmarking
Consistent with the Company’s compensation philosophy, the MDCC generally targets each component of Total Direct
Compensation (“TDC”) at the median level (50th percentile) of our primary reference point. Target compensation positioning for individual ELT members will vary from the market median based on factors such as:
•Position scope and responsibilities, as well as experience within the role;
•Individual performance; and
•Internal equity.
The MDCC, with the assistance of FW Cook, its independent compensation consultant, uses two sources of market data to ensure our pay remains competitive:
•We use published survey data for all ELT positions to ensure a robust sample size of organizations, thereby reducing year-over-year volatility in pay comparison. This survey data represents the average of two large, general industry surveys administered by WTW (formerly Willis Towers Watson) and FW Cook and reflects the revenue responsibility of each executive.
•We use CCG proxy data for the compensation of our CEO and CFO.

How Our CCG Is Selected
We look for companies that meet the
following criteria:
      Compete with us for executive talent;
      Comparable annual revenue (approximately
one-half to two times), with comparable market
capitalization used as a governor;
      Global geographic presence;
      Similar complexity of business operations; and
      Available compensation data.

How We Use Our CCG
      As a reference point in establishing base salary
ranges, short- and long-term incentive targets,
and assessing competitiveness of total direct
compensation awarded to our CEO and CFO;
      To benchmark equity vehicle and incentive
plan metrics;
      To benchmark officer stock ownership guidelines
and other executive compensation practices and
policies; and
      To evaluate share utilization, overhang levels and
annual aggregate grant value.

2025 Compensation Comparator Group (CCG)(1) For 2025, the Company revised its peer group to reflect its new scale following completion of the DS Smith acquisition.

•Ball Corporation (BALL) •Berry Global Group, Inc. (BERY)(2) •Bunge Limited (BG) •Carrier Global Corporation (CARR) •Crown Holdings, Inc. (CCK) •Cummins, Inc. (CMI)
•Eaton Corporation plc (ETN)
•Emerson Electric Company (EMR)
•General Dynamics Corporation (GD)
•Johnson Controls International plc (JCI)
•LyondellBasell Industries N.V. (LYB)
•Northrup Grumman Corporation (NOC)
•Nucor Corporation (NUE)
•Packaging Corporation of America (PKG) •Parker-Hannifin Corporation (PH) •PPG Industries, Inc. (PPG) •Schlumberger Limited (SLB) •Smurfit Westrock Plc (SW)

International Paper vs. CCG Revenue(3)
IP’s Targeted TDC = CCG Median (50th percentile)
(1)Companies in bolded and italicized text are also part of our 2025 TSR Peer Group.
(2)Berry Global Group, Inc. was acquired by Amcor Plc on April 30, 2025.
(3)Based on the most recently reported four quarters as of September 30, 2024; used in late 2024 to benchmark pay for 2025.

60th
IP Percentile
$27.6B
8th Largest of 19
25th
Percentile
$17.2B
50th
Percentile
$23.9B
75th
Percentile
$35.5B

66 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 2/ How We Design Our Executive Compensation Program to Pay for Performance
Why We Use Different Peer Groups
In the chart below, we explain why we use different peer groups for compensation benchmarking and for measuring the
Company’s TSR performance in our incentive plans.

Peer Group	Composition	Rationale
CCG
Includes 18 companies from multiple industries
(Companies range in size from approximately
0.5 to 2.0 times the Company's revenue, which
positions IP near the median; see page 65 for
a complete listing of CCG companies)

These are the companies against which we are
likely to compete for executive talent. They are of
comparable size and scope of operations to the
Company, which is critical for evaluating target
TDC levels.

TSR	Broader cross-section of 40 companies engaged in global manufacturing and capital-intensive businesses.	These are a representative set of the companies against which we compete for investment dollars, as described below and whose stock prices are most strongly correlated to IP.
Our Peer Group for TSR Performance
For 2025, the Company expanded the TSR Peer Group to align with the revised LTIP design. With LTIP exclusively based on relative TSR, a broader and more robust peer group was needed to ensure a more stable, reliable, and statistically valid comparison. Our TSR Peer Group was selected using a formulaic process and consists of the forty (40) companies from the S&P 1500 Materials Index that have the highest 3-year stock price correlation with the Company.
The goal remains to select closely correlated peers to minimize the influence market factors outside of the Company's control on our relative performance achievement. Since the share prices of the companies selected are impacted by many of the same macroeconomic and industry factors that impact IP. External market factors have less bearing on relative performance, fostering payments which more accurately reflect management's execution and the Company's true underlying performance.
2025 TSR Peer Group(1)

AdvanSix Inc. (ASIX)
Amcor Plc (AMCR)
AptarGroup, Inc. (ATR)
Ashland Inc. (ASH)
Avery Dennison Corporation (AVY)
Avient Corporation (AVNT)
Axalta Coating Systems Ltd. (AXTA)
Balchem Corporation (BCPC)
Berry Global Group, Inc. (BERY)(2)
Cabot Corporation (CBT)
Celanese Corporation (CE)
Commercial Metals Company (CMC)
Dow Inc. (DOW)
DuPont de Nemours, Inc. (DD)
Eagle Materials Inc. (EXP)

Eastman Chemical Company (EMN)
Ecolab Inc. (ECL)
Graphic Packaging Holding
Company (GPK)
Greif, Inc. (GEF/GEF.B)
H.B. Fuller Company (FUL)
Ingevity Corporation (NGVT)
Innospec Inc. (IOSP)
Koppers Holdings Inc. (KOP)
Louisiana-Pacific Corporation (LPX)
LyondellBasell Industries
N.V. (LYB)
Minerals Technologies Inc. (MTX)
Nucor Corporation (NUE)
Olin Corporation (OLN)

Packaging Corporation of
America (PKG)
PPG Industries, Inc. (PPG)
RPM International Inc. (RPM)
Sealed Air Corporation (SEE)
Sensient Technologies
Corporation (SXT)
Silgan Holdings Inc. (SLGN)
Smurfit Westrock Plc (SW)
SunCoke Energy, Inc. (SXC)
Sonoco Products Company (SON)
Stepan Company (SCL)
The Chemours Company (CC)
Westlake Corporation (WLK)

(1)Companies in bolded and italicized text are also part of our 2025 CCG.
(2)Berry Global Group, Inc. was acquired by Amcor Plc on April 30, 2025.

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Compensation Discussion & Analysis / 2/ How We Design Our Executive Compensation Program to Pay for Performance
How and Why We Chose Our Performance Metrics
Our incentive compensation plan design continues to be based upon achievement of pre-established performance objectives that we believe will drive improved financial performance of the Company. Each year, the MDCC assesses the appropriateness of the performance metrics and makes adjustments as needed based on the financial objectives most critical to the Company’s success.
As part of this ongoing review — and to ensure alignment with our strategic priorities, shareowner interests, and serve the long-term interests of the Company — the MDCC approved changes to the performance metrics used in both our short-term and long-term incentive compensation plans effective January 1, 2025. We believe these revisions strengthen our pay-for-performance philosophy and reinforce accountability for delivering sustained shareowner returns.
See below and the following page for more details on each metric.
2025 Annual Incentive Plan Metrics
In 2025, we redesigned our short-term incentive plan to better reflect the distinct operational priorities and performance drivers across our organization. Each business unit now operates with its own tailored performance metrics and goals, separate from those established for the corporate center allowing for more precise alignment between incentive outcomes and the strategic objectives of each business unit. The ELT, including our NEOs, operates under the corporate center’s performance metrics and goals, ensuring alignment with enterprise-wide outcomes and strategic direction. Individual performance modifiers were eliminated to foster a stronger culture of collaboration, shared accountability, and team-based execution. The revised plan encourages cross-functional alignment and reinforces our commitment to driving performance.

Adjusted EBITDA

Adjusted EBITDA(1) is commonly used as a proxy for a company’s operating profitability. We believe that driving earnings growth is currently the best way to drive shareowner value. Within the Company, we set goals for
Adjusted EBITDA performance at the business level to establish an ongoing line of sight to our performance.
Adjusted EBITDA represents a significant driver of cash flow, as it is the single largest component of Cash Flow from Operations. In addition, we use Adjusted EBITDA in assessing the Company’s consolidated results of operations and operational performance and in comparing the Company’s results of operations between periods.
As a result, we believe that Adjusted EBITDA is a significant indicator of the Company’s ongoing operational strength.

Revenue

Revenue(2) is a complementary measure to Adjusted EBITDA that helps focus participants on top-line growth. We believe that using Revenue also helps focus participants on commercial and operational improvement initiatives.

Cash Conversion Cycle

Cash Conversion Cycle(3) drives capital efficiency. We use cash conversion cycle to evaluate the efficiency of our working capital management and the speed at which we convert working capital into cash.

2025-2027 Long-Term Incentive Plan – PSU Metric
To reinforce pay for performance alignment and incentivize improvement in TSR, we eliminated ROIC as a metric and moved to 100% relative TSR.

Relative TSR

TSR(4) reflects share price appreciation and dividends paid. TSR is regularly used to compare the performance of companies’ stocks over time, and we measure our relative TSR position over a three-year period against our
TSR Peer Group. This is a key performance measure that aligns our long-term incentive pay with the value we create for our shareowners, as compared to other companies with which we compete for investment dollars.

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Compensation Discussion & Analysis / 2/ How We Design Our Executive Compensation Program to Pay for Performance
The footnotes below explain the details of our performance metric calculations for purposes of our incentive compensation plans:
(1)Adjusted EBITDA, a non-GAAP financial measure, means (i) earnings from continuing operations before interest, income taxes and equity earnings, cumulative effect of accounting changes, before the impact of special items and non-operating pension expense plus (ii) interest expense, net and depreciation and amortization, and cost of timber harvested. The Adjusted EBITDA metric excludes the impact of non-operating pension expense and special items. Adjusted EBITDA may be adjusted, in the MDCC’s sole discretion, for any impact of acquisitions, divestitures, and/or the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, and/or to reflect the impact of any significant, one-time event, including, but not limited to, epidemics/pandemics, wars/invasions/hostilities (whether war is declared or not), natural disasters with significant impact on our operations, the imposition of new or increased tariffs as well as the potential impact of retaliatory tariffs and other penalties including retaliatory policies against the United States and global trade tensions, or any other significant, one-time events the MDCC deems appropriate for an adjustment. For additional information regarding Adjusted EBITDA, including a detailed calculation and reconciliation to the most comparable GAAP measure, see
Appendix A. Additional detail regarding the special items included in the definition of Adjusted EBITDA is set forth on page 41 of our Annual Report on
Form 10-K for our fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2026.
(2)Revenue means “Net Sales” as reported on the consolidated statement of operations in the Company’s financial statements included in our periodic filings with the SEC. Revenue may be adjusted, in the MDCC’s sole discretion, for any impact of acquisitions, divestitures, and/or the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results.
(3)Cash Conversion Cycle means Days of Sales Outstanding ("DSO") + Days Inventory Outstanding ("DIO") - Days Payables Outstanding ("DPO"). DSO
means (Average Trade Account Receivables + Average Contract Assets) divided by Net Sales multiplied by 365. DIO means Average Inventories divided by Costs of Products Sold multiplied by 365. DPO means Average Trade Accounts Payable divided by Cost of Products Sold multiplied by 365.
Maintenance and Regulatory Capital Spending and changes in Operating Working Capital may be adjusted, in the MDCC’s discretion, for any impact of acquisitions, divestitures, and/or the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results. Cash
Conversion Cycle is a company-defined operating metric and is not calculated in accordance with US GAAP. There is no directly comparable GAAP financial measure. We use cash conversion cycle to evaluate the efficiency of our working-capital management and the speed at which we convert working capital into cash.
(4)TSR is calculated as the change in the Company’s common stock price during the performance period, plus the impact of any dividends paid and reinvested in Company stock (including the dividends paid on stock obtained by reinvesting dividends) during the performance period. For all companies in our TSR Peer Group, both the beginning and ending common stock prices used are the average closing price of the 20 trading days immediately preceding the beginning and end of the performance period. We calculate the Company’s TSR and our peer companies’ TSR using the same methodology.

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Compensation Discussion & Analysis / 3/ How We Make Compensation Decisions
3/ How We Make Compensation
Decisions
Role of the Management Development and Compensation Committee
The MDCC, which is comprised solely of independent directors, assists the Board in its oversight of the Company’s executive compensation program design and the decision-making process for ELT compensation. The MDCC:
•Approves our compensation benchmarking process, as well as the companies used for comparison (our CCG) to ensure reasonableness and stability;
•Assesses the overall effectiveness of our executive compensation program to ensure the design achieves our objectives;
•Approves performance metrics, goals, and their respective weightings, as well as the companies against which we compare our relative performance;
•Determines ELT compensation, informed by recommendations from the CEO regarding executives other than the CEO;
•Conducts an annual evaluation of risk as it pertains to our Company-wide compensation plans and programs; and
•Administers the Company's Clawback Policy and oversees its application to the compensation of the Company's current and former executive officers, and reviews and recommends to the Board any amendments to this Clawback Policy.
In addition, in a process established by the lead director, the MDCC during Executive Session:
•Approves the CEO’s annual objectives and conducts an annual performance review; and
•Recommends to the independent members of the Board for approval: the CEO’s base salary, target incentive opportunities (STI and LTI) and annual incentive award payment.
All elements of CEO pay are approved by the independent directors of the Board.
Role of Management
The CEO makes recommendations to the MDCC concerning the strategic direction of our executive compensation program. Our senior vice president, chief human resources officer, is responsible for making recommendations to the
MDCC concerning program design and administration, and our general counsel provides legal advice to the MDCC concerning disclosure obligations, governance and its oversight responsibilities.
The CEO reviews the performance of ELT members (other than himself) against their annual, individual pre-established performance objectives and discusses their individual performance with the MDCC. In consultation with our senior vice president, chief human resources officer, the CEO makes individual recommendations on base salary, incentive plan opportunities, and annual incentive award payments for members of the ELT. The MDCC reviews these recommendations, and with input from its compensation consultant, discusses, modifies and approves compensation for each ELT member.
The CEO does not participate in any MDCC or Board deliberations that involve his own compensation.
Role of Compensation Consultants
The MDCC continued to engage FW Cook in 2025 to serve as its independent compensation consultant. The MDCC has sole authority to retain or terminate FW Cook, and to approve the terms of engagement, including fees. The MDCC relies on FW Cook to advise on its compensation decision-making process. FW Cook works exclusively for the MDCC and provides no other services to the Company. Accordingly, the MDCC has determined that FW Cook is independent from the
Company; and separately, FW Cook has attested in writing to its independence from the Company. At this time, the MDCC has concluded there is no conflict of interest with regard to the compensation consultant.
The Company retains Meridian Compensation Partners and WTW as its primary compensation consultants to advise on program design, provide and analyze benchmarking data, apprise management of evolving practices and trends, and perform other consulting services as needed. The Company engages other consultants for special projects, as needed.

MDCC’s Consultant: FW Cook	Management’s Consultants: Meridian Compensation Partners WTW

70 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
4/ Elements of Our Executive
Compensation Program
Overview
The primary elements of our executive compensation program for our NEOs are:
•base salary,
•short-term (annual) cash-based incentive compensation under our Annual Incentive Plan (“AIP”),
•long-term equity-based incentive compensation under our Long-Term Incentive Plan (“LTIP”) which is awarded in performance-based restricted stock units, and
•other ad hoc equity awards and limited executive benefits.
Total Direct Compensation (“TDC”) is the combination of fixed and variable compensation. Other compensation elements, such as our limited executive benefits, are not part of TDC, but the MDCC also reviews these elements.
Compensation Element
Purpose
How it Links to Performance
To provide competitive levels of
fixed pay to attract and retain
executives and to recognize
effective leadership
Fixed; pay is reviewed annually in
light of individual performance, level
of responsibility, knowledge and
experience, and competitive
market positioning
Base Salary
Cash
Fixed
Short-Term
Incentive
Annual
Incentive Plan (AIP)
To motivate and reward the
achievement of annual financial
team goals
Variable; award is earned based
on achievement of pre-established
quantitative performance goals
Cash
Variable/At-Risk
Long-Term
Incentive
Long-Term
Incentive Plan (LTIP)
Performance-Based Equity
To motivate and reward long-term
Company performance that
maximizes shareowner value
Variable; award is earned based
solely on Company performance;
payout is based on achievement of
pre-established goals and valued at
the then current stock price
Equity
Beginning in 2025,
Executive Officers
received LTI grants
comprised of
100% PSUs
(no time-based
equity awarded)

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Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
Base Salary
Base salary is the only fixed element of TDC. The MDCC considers base salary increases annually based on individual performance, taking into account whether market-based adjustments are necessary. Annual merit increases for most of our salaried employees, including the NEOs, are effective March 1.
For 2025, the MDCC also approved:
•an increase in Mr. Nicholls' base salary by 11.6% to recognize his significant contributions related to our acquisition of
DS Smith and his service as chief financial officer during 2025; and
•an increase in base salary for Mr. Saab by 10% to reward his strong performance, align his pay with the market median for general counsel roles and recognize his service in an interim role leading human resources during a critical transition period.
For 2026, the MDCC also approved:
•an increase in Mr. Silvernail's base salary, effective March 1, 2026, by 25% to align his pay with the market median, reinforcing the MDCC's ongoing commitment to maintaining competitive and market-aligned compensation practices.
The increases to our NEOs' base salaries are set forth in the table below:

Name	Base Salary (Jan-Feb) ($)	March 2025 Increase (%)	Base Salary (Mar-Dec) ($)	March 2026 Increase (%)	Current Base Salary ($)
A.K. Silvernail (CEO)	1,000,000	n/a	1,000,000	25.0%	1,250,000
L.T. Loeffler (CFO)(1)	n/a	n/a	850,000	1.8%	865,000
W.T. Hamic	750,000	n/a	750,000	6.7%	800,000
T.S. Nicholls(2)	900,000	n/a	900,000	n/a	900,000
J.R. Saab	600,000	10.0%	660,000	6.1%	700,000
J.N. Roman(3)	570,000	n/a	570,000	n/a	n/a
(1)Mr. Loeffler joined the Company as CFO on April 1, 2025.
(2)Though not detailed in the table above due to the timing of the increase, Mr. Nicholls received a merit increase of 11.6% effective January 1, 2025,
(instead of March 1, 2025), to recognize his leadership throughout the acquisition, his dual responsibilities through April 1 and his pending promotion.
(3)Ms. Roman joined the Company as chief people and strategy officer on February 3, 2025, and was employed through June 30, 2025.
Performance-Based Compensation
We do not provide guaranteed bonuses. Performance-based compensation is pay at risk and is tied directly to Company performance. Company performance is based on the achievement of specific financial goals, as described below.
In 2025, the MDCC approved new performance metrics for both the short- and long-term incentive plans. Details of these changes are provided under each element shown below and as described on the following pages.

Element	IP Incentive Plan / Program	2025 Performance Metrics for our NEOs	Metric Weight
Short-Term Incentive Plan	Annual Incentive Plan (AIP)	•Adjusted EBITDA(1)	50%
		•Revenue	30%
		•Cash Conversion Cycle	20%
Long-Term Incentive Plan	Performance Stock Units (PSUs)	•3-Year Relative TSR	100%
(1)See page 68 for non-GAAP financial measure definitions and Appendix A for a reconciliation of Adjusted EBITDA to the most directly comparable
GAAP measures.
Other equity awards, including RSUs, may be granted from time to time under limited circumstances to address specific recruitment, retention or other recognition efforts. All ELT compensation, including any such equity awards, must be approved by the MDCC. Grants of equity awards to the CEO must be approved by the independent members of the Board.

72 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
Short-Term Incentive
Annual Incentive Plan (AIP)
Overview
The AIP is our annual, cash-based incentive compensation plan designed to motivate employees to achieve our most critical short-term financial goals. The 2025 AIP award pool was expanded due to our acquisition of DS Smith and was paid to approximately 11,000 employees globally, including our NEOs.
2025 Performance Metrics
The MDCC believes our AIP performance metrics and target goals should motivate management to achieve results that will drive superior investor returns. Previously, the AIP was earned based on the same metrics and target goals across the organization. Beginning in 2025, the AIP was redesigned to foster a team culture incorporating performance metrics specific to each of our three business units and one for our corporate center. All NEOs are rewarded under the AIP solely on the metrics for the corporate center, aligning their incentive with enterprise-wide performance. The metrics are shown in the table below.
2025 Performance Goals and Achievement
At the time the target goals were established in March 2025, they did not reflect the impacts associated with the DS Smith financial reporting integration and purchase price accounting adjustments. Specifically, the DS Smith components of the target goals did not contemplate changes in financial statement reporting under US GAAP standards compared to
International Financial Reporting Standards, nor did it reflect all account classifications utilized by International Paper for financial statement reporting. Additionally, the targets did not reflect the impact from the divestiture of five European box plants, which was required as a condition to closing the DS Smith acquisition. These impacts were only quantifiable after the goals were established and had a material effect on the AIP metrics' reporting and operating footprint, accordingly requiring reevaluation.

2025 AIP Performance Metrics for Corporate Center	Metric Weight	2025 AIP Performance Objective Adjustments
		(Goals adjusted for the M&A impacts described above)
		Threshold		Target		Maximum
		Original	Adjusted	Original	Adjusted	Original	Adjusted
Adjusted EBITDA(1)	50%	$2.936B	$2.830B	$3.670B	$3.537B	$4.404B	$4.244B
Revenue(2)	30%	$24.491B	$24.007B	$27.212B	$26.674B	$28.573B	$28.008B
Cash Conversion Cycle(3)	20%	73.1	75.0	60.9	62.5	54.8	56.3
Total	100%
The chart below shows the specific design elements and how the award was earned.

2025 AIP Performance Metrics for Corporate Center	Metric Weight	Adjusted Threshold Performance Payout 50%	Adjusted Target Performance Payout 100%	Adjusted Maximum Performance Payout 200%	Actual	% of Target Award Earned	Weighted % of Target Award Earned
Adjusted EBITDA(1)	50%	$2.830B	$3.537B	$4.244B	$3.311B	84.0%	42.0%
Revenue(2)	30%	$24.007B	$26.674B	$28.008B	$26.104B	89.3%	26.8%
Cash Conversion Cycle(3)	20%	75.0	62.5	56.3	63.6	95.6%	19.1%
Total	100%						87.9%
(1)See page 68 for non-GAAP financial measure definitions and Appendix A for a reconciliation to the most directly comparable GAAP measures.
(2)Includes Global Cellulose Fibers, which are reported in discontinued operations, net of taxes.
(3)See page 68 for a definition of cash conversion cycle, which is measured in days.

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Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
Annual AIP Earned Award Calculation
If our actual year-end result in any one of the metrics falls below the established threshold performance, no payment is earned for that portion of the award. In the event that our actual year-end result in any one of the metrics above falls between the threshold and target performance levels, or between the target and maximum performance levels, the payment earned is calculated on a straight-line interpolated basis.
The MDCC has discretion to decrease the earned award to zero and, in the past, the MDCC has chosen to make reductions. Consistent with our philosophy that management should be rewarded for delivering outstanding financial results, the MDCC also has discretion to increase the earned award up to 25%, provided the total final award pool does not exceed the maximum amount permitted, which is 200% of target. The MDCC did not exercise its discretion to decrease or increase the 2025 AIP earned award.
2025 Individual AIP Awards for NEOs
Awards for all AIP-eligible employees are based on either business unit or corporate center performance and are no longer adjusted for individual performance achievement, promoting a team-focused culture. The award paid to each of our NEOs is based solely on corporate center performance as described in Section 5, "NEO Compensation."
CEO Awards
The CEO has discretion to recommend a CEO award (separate from the AIP) for all employees, and to NEOs with MDCC approval, in recognition of exceptional individual performance beyond what is captured in annual individual objectives. For
2025, none of our NEOs received a CEO Award.

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Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
Long-Term Incentive
Long-Term Incentive Plan (LTIP)
Overview
The LTIP is our long-term, equity-based incentive compensation plan designed to motivate employees to create long-term shareowner value. LTIP awards are granted globally on January 1 to approximately 1,300 management-level employees based on position in the Company and satisfactory performance. The Company makes an off-cycle grant to newly-hired and newly-eligible participants annually each November 1, which are subject to the same terms and conditions.
Under the LTIP, a mix of performance-based stock units (PSUs) and/or time-based restricted stock units (RSUs) are awarded. The allocation of PSUs and RSUs is tiered based on the participant’s role within the Company with a greater proportion of PSUs generally allocated to participants with higher levels of responsibility and greater ability to influence
Company performance.
In recent years, LTIP awards for the ELT, excluding Mr. Silvernail, were allocated in 80% PSUs and 20% in RSUs.
Beginning in 2025 for the ELT, the allocation shifted to 100% PSUs to reflect their broader impact on Company results. We believe this shift reflects our commitment to our pay-for-performance philosophy and ensures that our most senior leaders are fully incentivized to deliver sustained value creation for our shareowners.
Performance Stock Units (PSUs)
Beginning in 2025, PSUs are based solely on the Company’s performance achievement in relative TSR and are earned over a three-year performance period. Awards are settled in shares of Company common stock in February, following the
MDCC’s approval of achievement of performance metrics. The number of shares ultimately paid includes the reinvestment of any dividends accumulated on shares earned at the end of the three-year performance period.

Earned over 3-year Performance Period and Paid in mid-February
	2023	2024	2025	2026	2027	2028
2023 LTIP Grant (PSUs)	3-year Performance Measurement Period			Paid(1)
2024 LTIP Grant (PSUs)		3-year Performance Measurement Period			Paid(1)
2025 LTIP Grant (PSUs)			3-year Performance Measurement Period			Paid(1)
(1)Assuming threshold performance is achieved.
Restricted Stock Units (RSUs)(1)
RSUs are time-based and therefore earned based on the passage of time and, in most cases, dependent on continued
employment with the Company. The amount ultimately paid includes the reinvestment of any dividends accumulated on shares paid upon vesting and is dependent on the Company’s stock price on the vest date. RSUs vest annually in equal, one-third tranches over the three-year grant period on each February 1 commencing after the first anniversary of the grant.
The remaining vesting schedule for the RSUs granted to our NEOs prior to 2025 is set forth below.

Payment Date
	Feb. 1, 2025	Feb 1, 2026	Feb 1, 2027	Feb 1, 2028
2023 LTIP Grant (RSUs)	1/3	1/3	n/a	n/a
2024 LTIP Grant (RSUs)	1/3	1/3	1/3	n/a
2025 LTIP Grant (RSUs)	n/a	1/3	1/3	1/3
(1)Effective January 1, 2025, the ELT transitioned to 100% PSUs awarded under the LTIP.

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Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
Performance Metrics and Objectives for PSUs
The long-term incentive program metrics were revised in 2025. Performance share units (PSUs) granted under the program are now tied exclusively to relative total shareholder return (TSR), reinforcing the Company’s commitment to aligning executive compensation with shareowner value.
The performance metric for the PSU portion of the 2025 LTIP is shown in the table below. To determine our performance achievement under the relative TSR metric, we use a percentile ranking for comparison to our broad, highly correlated
TSR Peer Group (see Section 4, “Why We Use Different Peer Groups”).

		Performance Objective
2025-2027 LTIP – PSU portion Performance Metric	Metric Weight	Threshold Payout 25%	Target Payout 100%	Maximum Payout 200%
Relative TSR	100%	25th percentile	50th percentile	75th percentile
If our actual performance for the three-year performance period falls below the established threshold level (as shown in the chart above), no PSUs are earned. If performance falls between threshold and target, or between target and maximum, the number of PSUs earned is calculated on a straight-line interpolated basis.
The MDCC does not have discretion to increase the Company’s performance achievement, but may decrease it in the event the Company experiences negative TSR. In addition, if the Company’s absolute TSR over the three-year performance period is negative, performance achievement for the TSR portion of the PSU award may not exceed 100%.
Performance-Based Payout Calculation
Based on market data, each LTIP participant is granted a target award based on the participant’s position. The actual number of shares paid at the end of the three-year performance period may be higher or lower than the target award, based solely on the Company’s performance achievement. Possible payouts under the 2025 LTIP range from 0 percent to
200 percent of the target award.
2023-2025 LTIP Payout — PSU Portion
For the 2023-2025 LTIP PSUs, the performance achievement (based on two metrics, ROIC and Relative TSR) was approved by the MDCC in February 2026, as shown in the chart below. The award paid to each of our NEOs is described in
Section 5, "NEO Compensation."

		Performance Achievement
2023-2025 Performance Metrics	Target	Actual Achievement	% of Target Award Earned	Metric Weight	Weighted % of Target Award Earned
Adjusted ROIC(1)	9.25%	5.70%	0%	50%	0%
Relative TSR(2)	50th Percentile	62nd Percentile(2)	147.62%	50%	73.81%
Total 2023-2025 PSP Payout					73.81%
(1)See Appendix A for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.
(2)WestRock Company was acquired by Smurfit Kappa in July 2024.

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Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
Other Equity Awards
We use equity awards, such as grants of restricted stock and RSUs for purposes of recruitment, retention, or recognition, referred to as Recognition Awards. Vesting provisions for these Recognition Awards vary on a case-by-case basis, but generally are forfeited if the participant voluntarily terminates employment without "cause" or for "good reason" prior to vesting.
During 2025, the MDCC approved the following additional awards to our NEOs:
•In connection with their respective appointments as members of the ELT, the MDCC approved an inducement award of
31,865 RSUs to Mr. Loeffler, with a grant date fair market value of $1,700,000, and an award of 29,814 RSUs to
Ms. Roman, with a grant date fair market value of $1,680,000 (together, the "2025 Inducement Awards").
•The 2025 Inducement Awards included provisions for accelerated vesting in the event of termination for reasons other than for cause. Accordingly, Ms. Roman's inducement award fully vested on her separation date of June 30, 2025, in accordance with the terms and conditions. These provisions were designed to support the recruitment of senior executives in competitive talent markets by offering market-aligned protections during the critical onboarding period. The
Company believes this approach is appropriate for attracting external experienced leadership during periods of strategic transformation.
Other Compensation Elements
Retirement and Benefit Plans
U.S.-based members of the ELT participate in the same health, welfare and retirement programs that are available to most of the Company’s U.S. salaried employees. Additionally, our unfunded, nonqualified plans — the Pension Restoration Plan and the Deferred Compensation Savings Plan (“DCSP”) — are available to eligible U.S. salaried employees, including the
NEOs, whose compensation is higher than the limits set by the Internal Revenue Service (“IRS”) for tax-qualified plans.
Absent these plans, these employees would not achieve a retirement benefit commensurate with their earnings during the course of their careers with the Company.
The Unfunded Supplemental Retirement Plan for Senior Managers (“SERP”) was closed to new participants effective
January 1, 2012.

Name	CEO (Silvernail)	NEO[2]	Other Officers and Eligible Managers	U.S. Salaried Employees
Health and Welfare Plans	•	•	•	•
The Company froze credited
service and compensation in
the Retirement Plan, Pension
Restoration Plan and SERP
for all service on or after
January 1, 2019. For service
after this date, affected
employees now receive
Retirement Savings Account
contributions (“RSAc”).

Qualified Retirement (Pension) Plan / RSAc(1)	•	•	•	•
Pension Restoration Plan / RSAc(1)	•	•	•
SERP(2)		•
Qualified Salaried Savings Plan – 401(k)	•	•	•	•
DCSP(1)	•	•	•

•      Eligible to participate.
(1)See the Summary Compensation Table on page 89 for additional information on this benefit.
(2)Mr. Nicholls is the only NEO in this legacy plan (SERP), which closed to new participants effective January 1, 2012.

www.internationalpaper.com	/ 77

Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
Change-in-Control (“CIC”) Agreements
The Company has entered into CIC agreements with certain executives, including all members of the ELT. Our CIC agreements were updated in 2024 as part of the Company's ongoing efforts to maintain a robust executive compensation program. The CIC agreements are intended to mitigate the risk of executive leadership instability during a change in control. These agreements provide cash severance and other benefits, including acceleration of equity-award vesting, only in the event of both a change in control of the Company and a qualifying termination of employment (i.e., involuntary termination without cause or departure for good reason). No benefits are provided upon a change in control alone
(i.e., without an accompanying qualifying termination of employment) so long as the acquiring company provides replacement awards as substitution for outstanding equity awards. We believe these potential benefits align executive and shareowner interests by enabling Company leaders to focus on the interests of shareowners and other constituents when considering a potential change in control, without undue concern for their own financial and employment security.
The Company does not gross up or pay for excise taxes relating to any change-in-control benefits.
Mr. Silvernail's Tier I CIC Agreement, which was approved by the Board in connection with his appointment in 2024, upon recommendation from the MDCC, provides for (i) a cash severance of 2.99 times the sum of his base salary and short-term annual incentive and (ii) retirement at age 60 regardless of years of service with the Company. Mr. Silvernail is the only executive with a Tier I CIC agreement other than Mr. Nicholls, who has a legacy Tier I CIC agreement. Mr. Nicholls'
agreement provides for a cash severance of three times the sum of his base salary and target AIP and up to three years of health benefits following his termination of employment. Going forward, the Board intends that Tier I CIC agreements apply only to the Company's chief executive officer and chairman of the Board.
Other eligible officers with the Company signed new Tier II CIC agreements in early 2026, following adoption of new Tier II
CIC agreements (the "Updated Tier II Agreement") in 2024 and passage of a required notice period. The Updated Tier II
Agreement applies to current and future group vice presidents, senior vice presidents and above and one legacy vice president elected prior to February 2008. The revised terms in the Updated Tier II Agreement are more consistent with current market standards and more accurately align with the Company's benefit plans, equity plans and current compensation practices. Upon both a change in control and qualifying termination (double trigger) in connection with a change in control (such qualifying termination taking place during the term of the Change-in-Control Agreement, which will be a period of two years following the date of the Change in Control), these executives will be eligible to receive cash severance pay equal to two times the sum of annual base salary and target short-term annual incentive compensation and up to two years of health benefits following termination of employment.
The CIC Agreements for Mr. Silvernail and Mr. Nicholls and our other NEOs are filed as exhibits with our Annual Report on
Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026. For more detail on these CIC agreements and benefits, see Section 7, “Post-Employment Termination Benefits” on page 98.
Perquisites
Our NEOs participate in the same benefit plans generally available to our employees. The only benefits our NEOs receive that are not generally available to all U.S. employees are the following: the CEO’s personal use of Company leased aircraft, benefits to Mr. Nicholls under our discontinued Executive Supplemental Life Insurance Program, and a limited number of employees and directors receive tax preparation services. Our NEOs on assignment outside the United States are entitled to the same standard benefits under our Global Mobility Policy as any employee serving the Company on an expatriate assignment. Our Company recognizes the additional complexities and responsibilities that come with serving on the board of a foreign subsidiary. To support our NEOs and certain other officers in managing these responsibilities, we offer annual reimbursement for tax-preparation services related to their board service on a foreign subsidiary.
Relocation Benefits
The Company may provide relocation assistance in connection with the recruitment of new executives and executive assignments that require a move to a different location.
Our relocation program helps us recruit and retain key management talent. Relocation benefits offered to our NEOs in 2025 included reimbursement of expenses related to home sales, shipment of household goods, and insurance coverage on transport of goods. On limited occasions, the Company may provide additional or special relocation payments when needed to recruit senior executives. Our relocation policy requires all employees to repay relocation benefits or payments if they resign or their employment is terminated for cause within one year of the relocation date.

78 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 4/ Elements of Our Executive Compensation Program
Our policy also provides certain relocation and expatriate benefits, which are intended to equalize cost of living differences between the home and assignment country as well as facilitate the transition associated with an international assignment. Mr. Nicholls received these benefits in 2025 in connection with his new role overseeing our
EMEA packaging business.
CEO Personal Use of Leased Aircraft
Our Board, upon recommendation from the MDCC, has approved Mr. Silvernail's use of leased aircraft for personal travel pursuant to a time sharing agreement.
In 2025, Mr. Silvernail entered into a new time sharing agreement solely to reflect the Company's entry into a fractional ownership arrangement with a third-party aircraft services provider. The agreement did not change the terms governing personal use. Mr. Silvernail is required to reimburse the Company for the incremental cost of his personal use of leased aircraft above $150,000 per year. The value of such use up to $150,000 per year will result in imputed taxable income to
Mr. Silvernail and will not be grossed up for taxes. The Company views this benefit as competitive with similar benefits offered by the companies with which we compete for executive talent.
For more information on use of leased aircraft by our CEO, please see Section 6, "Board Policy on Personal Use of Leased
Aircraft." Additional information regarding the aggregate incremental cost of perquisites for our NEOs in 2025 is set forth in a footnote to the "All Other Compensation" column of the Summary Compensation Table.
Executive Security Program
International Paper provides security for all employees, based on an assessment of risk. Our security program is designed to help employees securely and safely conduct business and is primarily for the benefit of the Company.
In response to recent high-profile incidents of violence and targeted threats against chief executive officers, the Company in 2025 engaged an outside firm with security expertise to conduct a study of our executive security program. This study confirmed a bona fide business-oriented security concern exists and concluded more comprehensive security measures were needed to ensure Mr. Silvernail's safety.
Accordingly, the independent directors of the Board, upon recommendation from the MDCC, in December 2025 authorized enhancements to Mr. Silvernail's security benefits based on the premise that if any harm befell our CEO, our business operations, investor confidence and employee productivity would be severely impacted.
Effective December 9, 2025, our CEO is required to use leased aircraft for all business and personal travel (when feasible).
Our executive security program also permits Mr. Silvernail's family to travel on the leased aircraft when accompanying him.
These changes will have no impact on perquisite reporting with respect to use of the leased aircraft under Mr. Silvernail's time sharing agreement. We view these personal security expenses for Mr. Silvernail as reasonable business expenses arising from a bona fide business-oriented security concern and not as taxable personal benefits.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual NEO in the performance of his or her duties, to make our NEOs more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits for our executive officers will be approved and subject to periodic review by the MDCC.

www.internationalpaper.com	/ 79

Compensation Discussion & Analysis / 5/ NEO Compensation
5/ NEO Compensation
Overview
Generally, we base our compensation decisions on principles of internal equity and external market competitiveness. The difference between our CEO’s compensation and the compensation of our other NEOs is based on the complexity of the
CEO’s leadership responsibilities for the global enterprise. We do not have, nor do we believe we need, a policy that dictates a specific ratio of CEO compensation to other NEOs or the ELT.
2025 Actual Realized Compensation Compared to
2025 Targeted Compensation
In this section, we describe the 2025 compensation actually realized by each NEO, as well as the rationale for each compensation element and amount. We also illustrate target versus actual compensation in the individual graphs for each NEO.
The Target amount includes:
(i)2025 actual base salary paid;
(ii)2025 target AIP;
(iii)the target value of the 2023-2025 LTIP- PSUs granted in 2023;
(iv)the target value of the LTIP- RSUs that vested in February 2025; and
(v)the target value of Recognition Awards that vested during 2025, if any.
The Actual amount represents what we believe is the appropriate way to illustrate 2025 actual pay earned, and includes:
(i)2025 actual base salary paid;
(ii)2025 AIP paid in February 2026;
(iii)the actual value of the 2023-2025 LTIP- PSUs paid in February 2026;
(iv)the actual value of the 2023 LTIP- RSUs (3rd tranche) and the 2024 LTIP RSUs (2nd tranche) that vested in
February 2025; and
(v)the actual value of Recognition Awards that vested during 2025, if any.
The value shown for the equity awards on the following pages differs from the value shown in the Summary Compensation
Table. Equity awards granted in 2025 are shown in the Summary Compensation Table, while the charts on the following pages show LTIP awards (PSUs and RSUs) valued and paid as follows:

Equity Award	Vest Date	FMV at Vest Date
2023-2025 PSUs	February 9, 2026	$46.58
2023 RSU 3rd Tranche	February 1, 2025	$55.63
2024 RSU 2nd Tranche	February 1, 2025	$55.63

80 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 5/ NEO Compensation

Andrew K. Silvernail
Chairman of the Board and Chief Executive Officer
Andy Silvernail joined International Paper as CEO on May 1, 2024, and became chairman of the Board of
Directors on October 1, 2024. Mr. Silvernail has two decades of experience leading global companies in the manufacturing and technology sectors. He joined International Paper from KKR & Co., Inc., a global investment advisory firm, where he served as an executive advisor, and 5 Nails, LLC, a private investment advisory firm, where he served as founder, chair and chief executive officer (2022-2024). Prior to that,
Mr. Silvernail served as chairman and chief executive officer of Madison Industries, one of the world's largest privately held companies (2021) and chairman and chief executive officer of IDEX Corporation (NYSE: IEX)
(2011-2020). Mr. Silvernail currently serves on the board of directors of Stryker Corporation (NYSE: SYK)
and Potter Global Technologies, a privately held company specializing in fire and safety solutions.

2025 Realized Compensation

Element of Compensation	Compensation Amount	Rationale

2025 Base Salary	$1,000,000 (no base salary increase in 2025)	No adjustment was made to Mr. Silvernail's base salary in 2025.

2025 AIP Award	$1,318,500 (87.9% Company performance)	Mr. Silvernail’s AIP payment was awarded at 87.9% of target, based solely on the Company’s performance achievement.

The chart below compares Mr. Silvernail’s 2025 actual compensation paid against targeted compensation.

	40%	60%
	Base Salary Paid	2025 AIP Award (Cash- based STI)
Target			$2,500,000

Actual			$2,318,500 (92.7% of Target)

	43%	57%
	Base Salary Paid	2025 AIP Award (Cash-based STI)
Mr. Silvernail's initial grants, awarded upon joining International Paper in 2024, are 100% performance-based PSUs and will vest in 2027. Accordingly, he did not receive an LTI payment in 2025.

www.internationalpaper.com	/ 81

Compensation Discussion & Analysis / 5/ NEO Compensation

Lance T. Loeffler
Senior Vice President, Chief Financial Officer
Lance T. Loeffler joined the Company effective April 1, 2025 as senior vice president, chief financial officer, as part of a planned leadership transition with Mr. Nicholls. He has responsibility for the Company’s global financial strategy and functions. Before joining IP, Mr. Loeffler worked for Halliburton (NYSE: HAL), provider of services and products to the energy industry, where he most recently served as senior vice president,
Middle East and North Africa (2022-2024). Prior to this role, Mr. Loeffler held other positions at Halliburton including executive vice president and chief financial officer (2018-2022), vice president, investor relations
(2016-2018) and vice president, corporate development (2014-2016).

2025 Realized Compensation

Element of Compensation	Compensation Amount	Rationale

2025 Base Salary	$637,500 (paid from April 1,2025)	No adjustment was made to Mr. Loeffler's base salary in 2025.

2025 AIP Award	$560,360 (87.9% Company performance, prorated based on actual service)	Mr. Loeffler's AIP payment was awarded at 87.9% of target, based solely on the Company’s performance achievement.

The chart below compares Mr. Loeffler's 2025 actual compensation paid against prorated targeted compensation amounts.

	50%	50%
	Base Salary Paid	2025 AIP Award (Cash- based STI)
Target			$1,275,000

Actual			$1,197,860 (93.9% of Target)

	53%	47%
	Base Salary Paid	2025 AIP Award (Cash-based STI)
Mr. Loeffler did not receive an LTI payment in 2025. One-third of his 2025 Inducement Award will vest on April 1, 2026, and his 2025 LTIP award, which is 100% performance-based PSUs, will vest in February 2028.

82 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 5/ NEO Compensation

W. Thomas Hamic
Executive Vice President and President, Packaging Solutions
North America
Tom Hamic has 34 years of service with the Company having served in his current role since
September 1, 2024. Previously, he served as senior vice president, North American Container and chief commercial officer since January 2023. In 2020, Mr. Hamic was named senior vice president, Global
Cellulose Fibers IP Asia and Enterprise Commercial Excellence and served in the role until December 2022.
Mr. Hamic was elected senior vice president, Containerboard and Enterprise Commercial Excellence in
2019. He moved into the role of vice president Containerboard and Recycling in 2015, after serving as vice president Finance and Strategy since 2013. In 2009, Mr. Hamic was named vice president and general manager, Container the Americas. Mr. Hamic joined the Company in 1992.

2025 Realized Compensation

Element of Compensation	Compensation Amount	Rationale

2025 Base Salary	$750,000 (no base salary increase in 2025)	No adjustment was made to Mr. Hamic’s base salary because it was determined by the MDCC to be within our targeted market range.

2025 AIP Award	$659,250 (87.9% Company performance)	Mr. Hamic’s AIP payment was awarded at 87.9% of target, based solely on the Company’s performance achievement.

2023-2025 LTIP PSU Payout	43,225 shares, including reinvested dividends (valued at $2,013,422, including a fractional share)	The PSU portion of the LTIP was paid based on 73.81% performance achievement as described in Section 4.

2023 & 2024 LTIP RSU Payouts	9,927 shares, including reinvested dividends (valued at $552,201, including a fractional share)	The RSU portion of two LTIP awards were paid representing the second one-third tranche of the 2023 RSU grant and the first one-third tranche of the 2024 RSU grant.

The chart below compares Mr. Hamic’s 2025 actual compensation paid against targeted compensation amounts.

	20%	20%	51%	9%
	Base Salary Paid	2025 AIP Award (Cash- based STI)	2023-2025 LTIP (Equity-based LTI)	2025 RSU (Equity-based LTI)
Target				$3,756,679

Actual				$3,974,873 (105.8% of Target)

	19%	16%	51%	14%
	Base Salary Paid	2025 AIP Award (Cash- based STI)	2023-2025 LTIP (Equity-based LTI)	2025 RSU (Equity-based LTI)
Target LTI PSU is based on 51,200 target shares valued at $37.50 using the 20-day average stock price as of
December 31, 2022.
Target LTI RSU is based on 4,483 shares at $35.69 using the 20-day average stock price as of December 31, 2022 plus
4,806 shares at $36.76 using the 20-day average stock price as of December 31, 2023.
Actual LTI PSU is based on 43,225 shares, which includes the original target shares plus reinvested dividends multiplied by
73.81% performance achievement and valued at $46.58, the Company’s closing share price on February 6, 2026.
Actual LTI RSU is based on 4,923 shares valued at $55.63 plus 5,004 shares valued at $55.63 using the closing stock price as of
January 31, 2025.

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Compensation Discussion & Analysis / 5/ NEO Compensation

Timothy S. Nicholls
Executive Vice President and President, Packaging Solutions EMEA
Tim Nicholls has 35 years of service with the Company. Effective April 1, 2025, Mr. Nicholls began serving as leader of the combined International Paper and DS Smith EMEA teams overseeing our Europe, Middle East and Africa business. In this role, he is responsible for driving the successful integration of DS Smith and implementing our performance strategy across the region, with a focus on operational excellence, customer value, and sustainable growth. Prior to this role, he served two separate terms as the Company’s chief financial officer—from 2007 to 2011, and again from 2018 to 2025. He previously served as senior vice president, Industrial Packaging the Americas, a position he held since November 2014, immediately prior to which he served as senior vice president, Printing & Communications Papers the Americas (2011-2014). In
1991, he joined Union Camp Corporation, which was acquired by the Company in 1999.

2025 Realized Compensation

Element of Compensation	Compensation Amount	Rationale

2025 Base Salary	$900,000 (incorporates a 11.60% increase effective January 1, 2025)	Mr. Nicholls’ base salary increase was made to reflect his promotion and his dual responsibility in continuing to serve as CFO until Mr. Loeffler commenced employment on April 1, 2025.

2025 AIP Award	$791,100 (87.9% Company performance)	Mr. Nicholls’ AIP payment was awarded at 87.9% of target, based solely on the Company’s performance achievement.

2023-2025 LTIP PSU Payout	52,230 shares, including reinvested dividends (valued at $2,432,859, including a fractional share)	The PSU portion of the LTIP was paid based on 73.81% performance achievement as described in Section 4.

2023 & 2024 LTIP RSU Payout	11,490 shares, including reinvested dividends (valued at $639,198, including a fractional share)	The RSU portion of two LTIP awards were paid representing the second one-third tranche of the 2023 RSU grant and the first one-third tranche of the 2024 RSU grant.

The chart below compares Mr. Nicholls’ 2025 actual compensation paid against targeted compensation amounts.

	20%	20%	51%	9%
	Base Salary Paid	2025 AIP Award (Cash- based STI)	2023-2025 LTIP (Equity-based LTI)	2025 RSU (Equity-based LTI)
Target				$4,509,018

Actual				$4,763,157 (105.6% of Target)

	19%	17%	51%	13%
	Base Salary Paid	2025 AIP Award (Cash- based STI)	2023-2025 LTIP (Equity-based LTI)	2025 RSU (Equity-based LTI)
Target LTI PSU is based on 61,867 target shares valued at $37.50 using the 20-day average stock price as of
December 31, 2022.
Target LTI RSU is based on 5,417 shares at $35.69 using the 20-day average stock price as of December 31, 2022 plus
5,323 shares at $36.76 using the 20-day average stock price as of December 31, 2023.
Actual LTI PSU is based on 52,230 shares, which includes the original target shares plus reinvested dividends multiplied by
73.81% performance achievement and valued at $46.58, the Company’s closing share price on February 6, 2026.
Actual LTI RSU is based on 5,948 shares valued at $55.63 plus 5,542 shares valued at $55.63 using the closing stock price as of
January 31, 2025.

84 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 5/ NEO Compensation

Joseph R. Saab
Senior Vice President, General Counsel and Corporate Secretary
Joe Saab has 25 years of service with the Company. He has served as senior vice president, general counsel and corporate secretary since 2022. In this role, he oversees the Company’s global legal function, advises the Board of Directors and executive leadership on legal and governance matters, and supports the Company’s strategic and operational priorities. In addition to his responsibilities as general counsel,
Mr. Saab served as interim head of human resources during 2025. Prior to his current role, Mr. Saab served as vice president, deputy general counsel and assistant corporate secretary since September 2019. From late 2014 through 2019, he served as associate general counsel—Industrial Packaging North America,
Europe, Middle East and Africa. Mr. Saab joined International Paper in February 2001.

2025 Realized Compensation

Element of Compensation	Compensation Amount	Rationale

2025 Base Salary	$650,000 (incorporates a 10% increase effective March 1, 2025)	Mr. Saab's base salary increase was made recognizing his strong performance and leadership and expanded responsibilities while serving in an interim role leading human resources.

2025 AIP Award	$527,400 (87.9% Company performance)	Mr. Saab's AIP payment was awarded at 87.9% of target, based solely on the Company’s performance achievement.

2023-2025 LTIP PSU Payout	24,314 shares, including reinvested dividends (valued at $1,132,550 including a fractional share)	The PSU portion of the LTIP was paid based on 73.81% performance achievement as described in Section 4.

2023 & 2024 LTIP RSU Payout	5,695 shares, including reinvested dividends (valued at $316,804, including a fractional share)	The RSU portion of two LTIP awards were paid representing the second one-third tranche of the 2023 RSU grant and the first one-third tranche of the 2024 RSU grant.

The chart below compares Mr. Saab’s 2025 actual compensation paid against targeted compensation amounts.

	26%	24%	43%	7%
	Base Salary Paid	2025 AIP Award (Cash- based STI)	2023-2025 LTIP (Equity-based LTI)	2025 RSU (Equity-based LTI)
Target				$2,523,319

Actual				$2,626,754 (104.1% of Target)

	25%	20%	43%	12%
	Base Salary Paid	2025 AIP Award (Cash- based STI)	2023-2025 LTIP (Equity-based LTI)	2025 RSU (Equity-based LTI)
Target LTI PSU is based on 28,800 target shares valued at $37.50 using the 20-day average stock price as of
December 31, 2022.
Target LTI RSU is based on 2,521 shares at $35.69 using the 20-day average stock price as of December 31, 2022 plus
2,811 shares at $36.76 using the 20-day average stock price as of December 31, 2023.
Actual LTI PSU is based on 24,314 shares, which includes the original target shares plus reinvested dividends multiplied by
73.81% performance achievement and valued at $46.58, the Company’s closing share price on February 6, 2026.
Actual LTI RSU is based on 2,768 shares valued at $55.63 plus 2,927 shares valued at $55.63 using the closing stock price as of
January 31, 2025.

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Compensation Discussion & Analysis / 6/ Other Matters Related to Governance and Compensation
6/ Other Matters Related to
Governance and Compensation
Insider Trading Policy and Procedures
The Company has adopted comprehensive and detailed policies governing the purchase and/or other dispositions of Company securities by our employees and Board members that we believe are reasonably designed to promote compliance with insider trading laws, rules, regulations, the New York Stock Exchange and London Stock Exchange
listing standards and the UK Market Abuse Regulation. Our Insider Trading Policy prohibits our employees and directors and others from trading in securities of International Paper and other companies while in possession of material, non-public information about the Company. Our Insider Trading Policy also prohibits our employees from disclosing material, non-public information of International Paper, or another publicly traded company, to others who may trade on the basis of that information. It is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements in regard to its policies governing purchases and/or other dispositions of its own securities. Additionally, the
Company requires members of our Board of Directors and certain officers of the Company to only transact in International
Paper securities during an open window period. Our Section 16 officers and Board members are required to obtain approval in advance of transacting in our common stock. Our Insider Trading Policy also strictly prohibits our Section 16 officers and members of our Board of Directors from holding Company securities in a margin account or pledging those securities as collateral for a loan. Lastly, the Insider Trading Policy prohibits all Company officers (but no other employees)
and members of our Board of Directors from engaging in any of the following short-term or speculative transactions involving Company securities: short sales; publicly traded options, such as puts, calls or other derivative instruments; and
hedging and monetization transactions, such as zero-cost collars and forward-sale contracts.
The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to our
Insider Trading Policy, a copy of which can be found as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 27, 2026. Our Insider Trading Policy is also available on the
Company's website at www.internationalpaper.com under the “Investors” tab and then under the “Governance” link.
Officer Stock Ownership and
Retention Requirements
Company officers are expected to own shares of our common stock with a minimum market value based on a multiple of base pay. This policy is intended to align our officers’ interests with those of our shareowners and encourage long-term shareowner value creation by requiring officers to have a significant equity stake in the Company. Our stock ownership requirements are based on position:

Position	Current Ownership Requirement
Chief Executive Officer	6x base pay
President	5x base pay
Executive Vice President	4x base pay
Senior Vice President	3x base pay
Group Vice President	2x base pay
Vice President	1.5x base pay

86 \	International Paper 2026 Proxy Statement

Compensation Discussion & Analysis / 6/ Other Matters Related to Governance and Compensation
In 2025, the Committee revised the stock ownership guidelines to allow sixty percent (60%) of unvested RSUs to count toward meeting the ownership requirement. This change was made to better align with market practice and more accurately reflect ownership adjusting for shares to be withheld for taxes.
The following also count toward meeting the ownership requirement: freely held shares (whether purchased on the open market or fully earned through a Company plan or program); beneficial shares held indirectly by a trust or family member;
share equivalents held in the Salaried Savings Plan and Deferred Compensation Savings Plan. Unvested PSUs do not
count toward the ownership requirement.
Officers are required to retain 50 percent of net shares paid under any Company long-term incentive plan or program until satisfying their ownership requirement. Officer stock ownership is reviewed annually and presented to the MDCC to ensure compliance.
Board Policy on Personal Use of Leased Aircraft
As discussed elsewhere in this CD&A, in December 2025, the Board, upon recommendation of the MDCC, determined that a bona fide, business-oriented security concern exists with respect to Mr. Silvernail’s personal safety. As a result, he is required to use leased aircraft for all business and personal travel, unless not feasible. This requirement reflects the Company’s commitment to ensuring the safety of its chief executive officer and maintaining uninterrupted business continuity.
In 2025, the Company began participating in shared ownership of aircraft services with a third-party service provider where the Company uses the aircraft services primarily for business purposes. Although rare, personal use of aircraft services may be approved for our NEOs on a very limited basis in the event of emergency or other urgent situations.
The Board requires the CEO to use leased aircraft for personal use, unless not feasible, and Company business for business continuity and efficiency purposes. Pursuant to Board resolutions and a time sharing agreement, Mr. Silvernail is required to reimburse the Company for the incremental cost of such personal use above $150,000.
For additional details on the aggregate incremental cost to the Company on personal use of Company aircraft by our NEOs, please see the "All Other Compensation" column of the Summary Compensation Table.
Executive Severance Plan
In 2025, our Board, upon the recommendation of the MDCC, as part of our ongoing review of our executive compensation and retention programs, approved and adopted the International Paper Company Executive Severance Plan (the
“Severance Plan”). The Severance Plan is designed to provide certain employees of the Company, including our NEOs, with payments and benefits upon specified terminations of employment. Effective as of February 11, 2025, the Severance
Plan superseded and replaced the 2005 Board Policy on Severance Agreements with Senior Executives.
Under the Severance Plan, in the event of the termination of a participant’s employment other than in connection with a change in control as a result of a “qualifying termination,” which is a termination of the participant’s employment by the participant for good reason (as defined in the Severance Plan) or by the Company for any reason other than for cause (as defined in the Severance Plan), then subject to (i) compliance with the restrictive covenants with the Company to which the participant is a party, and (ii) execution of a release of claims, the participant will be entitled to receive the following benefits:
•A lump sum cash payment equal to the participant’s total base salary and target bonus paid as soon as administratively feasible following termination. Mr. Silvernail’s multiple is 2 times the sum of his annual base salary and his target bonus under the AIP (such combined amount, an executive’s “Total Cash Compensation”), and the multiple for the other NEOs is 1.5 times their Total Cash Compensation.
•A pro-rata bonus under the AIP is payable to the participant, based upon the number of months during the plan year in which the participant worked 15 days or more as earned based on the AIP administrative guidelines.

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Compensation Discussion & Analysis / 6/ Other Matters Related to Governance and Compensation
•Any unvested and outstanding equity awards shall be paid in accordance with the administrative guidelines for the
Company’s incentive compensation programs and, if applicable, the participant’s individual offer letter, employment agreement, equity award agreement or other similar agreement pursuant to which the participant was granted the equity awards.
•Continued health and welfare benefits (2 years for Mr. Silvernail and 1.5 years for the other NEOs).
•Outplacement service (with a maximum cash value equal to $75,000 for Mr. Silvernail and $40,000 for the other NEOs).
In the event that the participant’s employment is terminated as a result of a qualifying termination within one year after a change in control, the participant will be entitled to receive only the payments and benefits set forth in the participant’s change-in-control agreement.
The foregoing description of the Severance Plan is only a summary of the Severance Plan and is qualified in its entirety by the Severance Plan document, a copy of which can be found as Exhibit 10.16 to our Annual Report on Form 10-K for the
fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026.
Clawback or Forfeiture of Incentive Awards
Our current and former Section 16 officers are subject to a robust International Paper Company Clawback Policy (the
"Clawback Policy"), adopted by our Board of Directors in 2023. The Clawback Policy is administered by the MDCC and is compliant with the SEC final rule and NYSE listing standards and supplements clawback provisions under our plan documents. Under our Dodd-Frank compliant Clawback Policy, both short-term and long-term incentive awards for current and former executive officers are subject to mandatory clawback. Additional discretionary clawback provisions apply under our plan documents. Our Clawback Policy requires mandatory clawback of incentive-based compensation received by current and former executive officers in the event of an accounting restatement regardless of whether the executive officer was responsible for the causes of the restatement. Under our plan documents, the MDCC has discretion to clawback compensation if the Company’s financial statements are restated as a result of errors, omission, or fraud. In addition, the
MDCC may, in its discretion, based on the facts and circumstances, require all or a portion of short-term and long-term awards to be forfeited if a participant engages in conduct that is detrimental to the business interests or reputation of the
Company, including any violation of any Non-Competition and Non-Solicitation Agreement to which such participant is a party or violation of the Code of Conduct. Additionally, the MDCC may, in its discretion, based on the facts and circumstances, require an NEO who does not provide one-year’s notice of retirement to forfeit his or her incentive compensation awards.
The foregoing summary of our Clawback Policy does not purport to be complete and is qualified by reference to our
Clawback Policy, a copy of which can be found as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025 filed with the SEC on February 27, 2026.
Our Clawback Policy is also available on the Company's website at www.internationalpaper.com under the “Investors” tab and then under the “Governance” link.
Non-Competition and Non-Solicitation Agreements
The Company maintains Non-Competition and Non-Solicitation Agreements with leaders of the Company, including our
NEOs, to prohibit such leaders from engaging in certain competitive activities and to protect confidential information and trade secrets from unauthorized use or disclosure. Violation of these agreements may result in clawback or forfeiture of incentive compensation awards.
Prohibition on Repricing; No Stock Option Grants
The Company has not granted stock options since 2005 and all previously granted stock options expired in 2015. Our incentive compensation plan provides that stock options, once granted, may not be repriced, directly or indirectly, without the prior consent of the Company’s shareowners.

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Compensation Discussion & Analysis / 6/ Other Matters Related to Governance and Compensation
Equity Grant Practices
Equity awards for non-employee members of our Board of Directors are granted following their election or re‑election at each annual meeting of shareowners, or upon their appointment to the Board. Equity awards to employees are made on an annual basis according to a pre-established schedule. Annual equity grants under the LTIP are approved at the MDCC’s
December meeting with a grant date of January 1. The December meeting is generally scheduled at least one year in advance. Awards to new hires or promoted employees are generally made on November 1. For Board-appointed executive officers, the grant date may be as soon as reasonably practicable following the individual's effective hire date. RSUs granted under our Recognition Award Program may be granted on the first day of any month by our senior vice president, chief human resources officer (as delegated within parameters approved by the MDCC). An award to a Board-appointed executive officer requires approval by the Board (or by the independent members of the Board for the CEO), upon recommendation from the MDCC.
We do not strategically time long-term incentive awards in coordination with the release of material non-public information
(“MNPI”) and have never had a practice of doing so. We do not currently grant stock options, SARs or any similar awards with "option-like" features and therefore have not adopted a policy regarding the timing of any such awards in connection with the disclosure of MNPI of the Company. We have never timed and do not plan to time the release of MNPI for the purpose of affecting the value of executive compensation.
Our framework for making grants minimizes any concern that grant dates could be selectively chosen based upon the release of MNPI and market price at any given time.
Our equity award accounting practices comply with US GAAP and is transparently disclosed in our SEC filings.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code (“Code”) limits the tax deductibility of compensation that is more than
$1 million for certain executive officers of publicly-held companies.
In designing our executive compensation program and determining the compensation of our executive officers, including our NEOs, the MDCC considers a variety of factors, including the potential impact of the Section 162(m) deduction limit.
The MDCC continues to have the flexibility to approve non-deductible compensation, and has approved, and may in the future approve, the payment of compensation that is not deductible under Section 162(m) if it believes it is in the best interests of the Company.
Accounting for Stock-Based Compensation
The accounting treatment of stock-based compensation does not dictate the type, timing, or amount of any particular grant made to our employees.

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Executive Compensation Tables

Summary Compensation Table
The following table presents information regarding our NEOs' compensation including: base salary; stock awards under our
Long-Term Incentive Plan (“LTIP”) and our Recognition Awards program (if applicable); cash awards under our Annual
Incentive Plan (“AIP”) and our CEO Award program (if applicable); and the change in pension value and all other compensation to our NEOs for the years ended December 31, 2025, 2024, and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	Severance ($)	All Other Compensation ($)(5)	Total ($)
Andrew K. Silvernail(6) CEO and Chairman of the Board (Principal Executive Officer)	2025	1,000,000	—	12,174,818	1,318,500	—	—	345,006	14,838,324
	2024	666,667	—	17,193,607	1,791,000	—	—	1,081,296	20,732,570
	2023	—	—	—	—	—	—	—	—
Lance T. Loeffler(6) Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2025	637,500	—	6,162,766	560,360	—	—	266,400	7,627,026
	2024	—	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—	—
W. Thomas Hamic Executive Vice President and President, PS NA	2025	750,000	—	2,727,170	659,250	177,320	—	191,179	4,504,919
	2024	675,000	—	3,966,737	1,104,460	—	—	75,821	5,822,018
	2023	600,000	—	2,328,651	113,300	213,997	—	86,817	3,342,765
Timothy S. Nicholls Executive Vice President and President, PS EMEA	2025	900,000	—	3,408,962	791,100	—	—	1,205,278	6,305,340
	2024	801,250	—	2,886,532	1,516,080	—	—	138,008	5,341,870
	2023	775,000	—	2,813,803	181,400	—	—	173,253	3,943,456
Joseph R. Saab(6) Senior Vice President, General Counsel and Corporate Secretary	2025	650,000	—	1,947,997	527,400	81,047	—	130,698	3,337,142
	2024	—	—	—	—	—	—	—	—
	2023	541,667	—	1,953,910	90,600	101,166	—	71,045	2,758,388
Joy N. Roman(6) Former Senior Vice President, Chief People and Strategy Officer	2025	259,423	500,000	3,199,295	216,667	—	1,635,000	206,167	6,016,552
	2024	—	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—	—
(1)Ms. Roman received a one-time inducement award upon hire to replace a forfeited change-in-control payment due from her previous employer.
(2)The amounts reported in this column reflect the aggregate grant date fair value of stock awards under our LTIP and Recognition Award programs granted to the NEO during each year, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718. A
discussion of the assumptions used in calculating these values for the 2025 fiscal year may be found in Note 20 to our audited financial statements beginning on page 110 of our 2025 Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 27, 2026. The value shown for 2025 includes the aggregate grant date fair value of each NEOs 2025-2027 LTIP award, which is made up of 100% PSUs. If the highest level of performance is achieved, the maximum value of these PSUs are as follows:

A.K. Silvernail	Lance T. Loeffler	W. Thomas Hamic	Timothy S. Nicholls	Joseph R. Saab	Joy N. Roman
$24,349,635	$8,925,536	$5,454,339	$6,817,924	$3,895,995	$3,038,551
(3)Represents the amount earned under the AIP based on Company and individual performance during the year shown, which is paid in February of the following year.

90 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Summary Compensation Table
(4)Amounts shown in this column represent the change in accruals under our Retirement Plan, Pension Restoration Plan, and SERP as shown in the
“Pension Benefits in 2025” table set forth on page 95 below. Importantly, the change in pension value is not currently paid to an executive as compensation, but is a measurement of the change in value of the pension from the prior year. Changes in value arise from the decrease in the discount period and the impact of a change in the discount rate from the prior year’s measurement, and changes in mortality rate assumptions. The discount rate used is the same rate used by the Company for financial statement disclosure at fiscal year end. This rate is based on economic conditions at year end.
The NEOs do not receive preferential or above-market earnings on nonqualified deferred compensation. Accordingly, there is no amount included in this column for this type of earnings credit. The actual change in pension value for those NEOs entitled to a pension, whose benefit decreased, is as follows: Mr. Nicholls $289,373 decrease.
(5)A breakdown of the “All Other Compensation” amounts for 2025 is shown in the following table:

Name	Retirement Savings Account Contributions ($)(a)	Company Matching Contribution ($)(b)	Group Life Insurance ($)(c)	ESIP ($)(d)	Leased Aircraft ($)(e)		Company Matching Gift ($)(f)	Relocation ($)(g)	Amount Related to Overseas Assignment ($)(h)	Tax Return Preparation ($)(i)	Wellness Incentive ($)(j)	Total ($)
A.K. Silvernail	140,383	48,000	3,564	—	150,000		—	3,059	—	—	—	345,006
L.T. Loeffler	25,500	18,240	2,272	—	—		—	220,368	—	—	20	266,400
W.T. Hamic	111,271	72,141	3,564	—	1,951	(i)	2,252	—	—	—	—	191,179
T.S. Nicholls	144,965	116,004	4,277	50,847	1,041	(i)	8,400	403,654	461,090	15,000	—	1,205,278
J.R. Saab	92,730	33,120	3,089	—	1,099	(i)	660	—	—	—	—	130,698
J.N. Roman	—	—	847	—	1,602	(ii)	—	203,718	—	—	—	206,167
(a)Represents the RSAc made by the Company to the NEO's accounts in the Salaried Savings Plan and Deferred Compensation Savings Plan, as
shown in the “Nonqualified Deferred Compensation Plan” table. The contribution amount is equal to a percentage of eligible compensation, based on the NEO's age at the date the contribution is made. Messrs. Hamic, Nicholls and Saab received RSAc in an amount equal to 6% of their eligible compensation; Mr. Loeffler; Mr. Silvernail received RSAc in an amount equal to 5% of his eligible compensation through November and 6% for the remainder of the year.
(b)Represents the Company match to the NEO's contribution to the Salaried Savings Plan, Retiree Medical Savings Program and Deferred
Compensation Savings Plan, as shown in the “Nonqualified Deferred Compensation Plan” table.
(c)Represents the Company’s annual premium payment for the NEO's group life insurance benefit.
(d)Represents the amount paid by the Company for the NEO's executive supplemental life insurance program (“ESIP”). Mr. Nicholls is the only NEO who receives this benefit.
(e)Represents the aggregate incremental cost to the Company of Mr. Silvernail's personal travel on leased aircraft. Pursuant to Board resolutions and his Time Sharing Agreement, Mr. Silvernail is required to reimburse the Company for the incremental cost of personal use of the aircraft above
$150,000. For 2025, the amounts reimbursable for Mr. Silvernail is $47,528. We calculate the incremental cost of personal use of the Company aircraft based upon the per mile variable cost of operating the aircraft multiplied by the number of miles flown for personal travel. The variable operating costs include fuel, maintenance, airway fees, user fees, communication, crew expenses, supplies and catering. We impute as income the value of personal use of the aircraft in accordance with IRS regulations, minus any amounts reimbursed during the calendar year. Mr. Silvernail receives no tax gross-up on his imputed income.
(i)Represents income imputed to Messrs. Hamic, Nicholls and Saab for personal use of the leased aircraft. If space is available on a leased aircraft during a business trip, employee and non-employee passengers may travel on the leased aircraft with the advance approval of the CEO, the
Company's general counsel or the Company's chief human resources officer. The Company will impute income to the employee as required by
IRS rules.
(ii)Represents income imputed to Ms. Roman for personal use of the leased aircraft. The MDCC has discretion to approve personal use of the leased aircraft in limited circumstances.
(f)Represents the Company’s match of each NEO’s donations to the United Way of America (60-percent match) and the International Paper Company
Employee Relief Fund (100-percent match) as part of Company-wide campaigns.
(g)Represents the amount the Company paid for expenses associated with relocation:

	Lump Sum(i) ($)	Miscellaneous Allowance(ii) ($)	Home Sale and Purchasing Cost ($)	Temporary Housing Costs ($)	Household Goods (includes auto shipments) ($)	Tax Preparation Fee ($)	Gross Up Assistance ($)	Total ($)
A.K. Silvernail	—	—	—	—	1,855	728	476	3,059
L.T. Loeffler	9,800	10,000	75,913	24,566	42,088	—	58,001	220,368
T.S. Nicholls(iii)	1,500	—	—	371,113	11,850	—	19,191	403,654
J.N. Roman	9,918	10,000	2,661	42,162	74,576	—	64,401	203,718
(i)The lump sum allowance is based on the geographical zone, destination work location, distance of the move, and homeowner/renter and marital, domestic partner status.
(ii)The miscellaneous allowance is based on 1.5 months salary to a maximum of $10,000 and is intended to help defray expenses incurred that are not specifically covered such as driver's license and vehicle registration, utility and cable television installation, removal or reinstallation of draperies and carpeting and house cleaning services.
(iii)Relocation assistance provided to Mr. Nicholls under the Company's relocation practices in connection with his international assignment related to his role as executive vice president and president, EMEA.
(h)Represents standard amounts paid under our Global Mobility Policy for expatriates. As a U.S. citizen, Mr. Nicholls participated in the program in connection with his international assignment related to his new role as executive vice president and president, EMEA.
(i)Represents reimbursement of fees for the preparation of individual income tax returns in connection with Mr. Nicholls' expatriate assignment and related service on the board of directors of foreign subsidiaries.
(j)Represents imputed income for wellness incentive.
(6)Compensation Information for Messrs. Silvernail and Loeffler, and Ms. Roman are only shown for the time they were employed by the Company.
Compensation information for Mr. Saab is not provided for 2024 because he was not an NEO in 2024. Mr. Saab's salary reflects a 10% pay increase effective March 1, 2025 with 10 months of at $660,000 and two months of pay at $600,000.

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Executive Compensation Tables / Grants of Plan-Based Awards During 2025
Grants of Plan-Based Awards During 2025
The table below shows payout ranges for our NEOs under the 2025 AIP and 2025-2027 LTIP, as described in our CD&A.
There were no other plan-based cash or equity awards granted to our NEOs in 2025.

Name	Committee Action Date(1)	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)	Total Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
A.K. Silvernail
AIP	12/9/2024	1/1/2025	75,000	1,500,000	3,000,000
LTIP PSUs	12/9/2024	1/1/2025				46,040	184,160	368,320		12,174,818
											12,174,818
L.T. Loeffler
AIP	2/25/2025	1/1/2025	42,500	850,000	1,700,000
2025 Inducement RSUs(6)	2/25/2025	4/1/2025							31,865	1,699,998
LTIP PSUs	2/25/2025	4/1/2025				12,422	49,688	99,376		3,593,436
LTIP PSUs(7)	8/4/2025	8/5/2025				3,979	15,916	31,832		869,332
											6,162,766
W.T. Hamic
AIP	12/9/2024	1/1/2025	37,500	750,000	1,500,000
LTIP PSUs	12/9/2024	1/1/2025				10,313	41,252	82,504		2,727,170
											2,727,170
T.S. Nicholls
AIP	12/9/2024	1/1/2025	45,000	900,000	1,800,000
LTIP PSUs	12/9/2024	1/1/2025				12,891	51,565	103,130		3,408,962
											3,408,962
J.R. Saab
AIP	12/9/2024	1/1/2025	30,000	600,000	1,200,000
LTIP PSUs	12/9/2024	1/1/2025				7,367	29,466	58,932		1,947,997
											1,947,997
J.N. Roman
AIP	1/6/2025	3/1/2025	26,000	520,000	1,040,000
2025 Inducement RSUs(6)	1/6/2025	3/1/2025							29,814	1,680,019
LTIP PSUs	1/6/2025	3/1/2025				4,985	19,938	39,876		1,519,276
											3,199,295
(1)The 2025-2027 LTIP grant was approved by the MDCC, for all NEOs, on December 9, 2024, except for Mr. Silvernail (approved on December 10, 2024), effective January 1, 2025.
(2)Represents the 2025 projected award under the AIP based on the Company’s internal plan at the start of the fiscal year. The amounts reported in the
“Threshold,” “Target” and “Maximum” columns reflect estimated future payouts under the AIP. The actual payments, earned by each NEO in fiscal year
2025 and paid in fiscal year 2026, are shown in the Summary Compensation Table in the Non-Equity Incentive Plan Compensation column. See
Section 4, “Elements of Our Executive Compensation Program-Short-Term Incentive” above for a description of the AIP.
(3)Represents PSUs granted under the LTIP. The amounts reported in the “Threshold,” “Target” and “Maximum” columns reflect estimated future payouts under the LTIP. PSUs are earned over a three-year period based on the achievement of pre-established performance goals. PSUs fully vest in February following the three-year performance period subject to certain forfeiture events. The number of shares of common stock received on settlement is increased by dividend equivalents accrued during the performance period. See Section 4, “Elements of Our Compensation Program-Long-Term
Incentive Plan.”
(4)Represents RSUs granted under the LTIP. RSUs are considered issued and outstanding as of December 31, 2025. RSUs vest ratably over three years on
February 1 of each year subject to certain forfeiture events. The number of shares of common stock received on settlement is increased by dividend equivalents accrued during the vesting period. See Section 4, “Elements of Our Compensation Program-Long-Term Incentive Plan.”
(5)Reflects the grant date fair value of the LTIP awards computed in accordance with FASB ASC Topic 718 based on the probable satisfaction of the performance conditions as of December 31, 2025, for such awards (i.e., 100 percent of target), as explained in further detail in the narrative following this table. The number of shares of common stock received on settlement will be increased by dividend equivalents accrued during the performance or vesting period. The fair value is determined using the closing price of the Company's common stock at the grant date. The assumptions used in calculating the grant date fair value can be found at Note 19 to our audited financial statements in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2025. For awards subject to performance conditions, the values shown are based upon the probable outcome of such conditions as of the grant date.

92 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Grants of Plan-Based Awards During 2025
(6)In connection with their respective appointments, the MDCC approved inducement awards for Mr. Loeffler and Ms. Roman . Mr. Loeffler received
31,865 RSUs, with a grant date fair market value of $1,699,998, which vests ratably in one-third installments on April 1 of 2026, 2027, and 2028.
Ms. Roman received 29,814 RSUs on March 1, 2025, with a grant date fair market value of $1,680,019. Ms. Roman received a full payout of 30,113 shares at $46.83 of her 2025 inducement award upon her separation from the Company on June 30, 2025, based on the terms and conditions of the award.
(7) Awarded a 2025 annual LTIP grant valued at $3,593,436 on April 1, 2025, delivered entirely in PSUs (49,688 shares at target) with the same performance goals as other NEOs. Awarded a 2025 top-off LTIP grant valued at $869,332 on August 5, 2025, delivered entirely in PSUs (15,916 shares at target) as an adjustment to change an administrative methodology calculation (not as a second grant).
Narrative to the Grants of Plan-Based Awards Table
Estimated Future Payouts under Non-Equity Incentive Plan Awards
These columns show the threshold, target and maximum payouts under the 2025 AIP. The actual amount paid is shown in the Summary Compensation Table.
The amount shown in the “Threshold” column is the possible payout for each NEO based on threshold Company performance achievement of 50 percent of target. The threshold is the minimum performance level required to earn a payment under any of the following performance metrics: Revenue, Cash Conversion Cycle, and Adjusted EBITDA. For
example, since Cash Conversion Cycle is weighted at 20 percent, a threshold payout would result in weighted performance achievement of 10 percent (or 50 percent of 20 percent). Minimum performance in at least one objective is required to fund an AIP award pool.
The amount shown in the “Maximum” column is the possible payout for each NEO based on maximum Company performance achievement of 200 percent of target.
See page 68 for non-GAAP financial measure definitions and Appendix A for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.
Estimated Future Payouts under Equity Incentive Plan Awards
These columns show the threshold, target and maximum payouts under the 2025-2027 LTIP.
The amount shown in the “Threshold” column is the number of shares each NEO would receive if the Company achieved only the minimum performance level required for a threshold payout of 25 percent.
The amount shown in the “Maximum” column is the possible number of shares each NEO would receive based on maximum Company performance of 200 percent.
Grant Date Fair Value of Stock Awards
The amounts shown in this column reflect the grant date fair value of the awards granted to each NEO under the
2025-2027 LTIP computed in accordance with FASB ASC Topic 718 based on the probable outcome of the performance conditions at January 1, 2025, for such awards (i.e., 100 percent of target). For the Adjusted ROIC component of the awards, the grant date fair value is based on the closing price of our common stock on the trading day immediately preceding the grant date. Valuing relative TSR is complicated because the value must take into account the probable payout of the 2025-2027 LTIP based on our expected future performance relative to the other companies in our TSR
Peer Group. The market value of the TSR component is based on a Monte Carlo simulation as prescribed by FASB ASC
Topic 718.
The amount ultimately paid to LTIP participants may or may not be the same amount as the value shown in the table.
Instead, the ultimate number of shares paid to our LTIP participants will vary based on the performance of the Company relative to performance of the other companies in our TSR Peer Group. In addition, the value of the LTIP award received by each participant is based on the fair value of the Company’s stock as of the effective date of the payment.

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Executive Compensation Tables / Outstanding Equity Awards at December 31, 2025
Outstanding Equity Awards at December 31, 2025
The following table shows the outstanding equity awards held by our NEOs as of December 31, 2025.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
A.K. Silvernail
2024 LTIP PSUs(3)	375,781	14,802,014
2024 Inducement PSUs(4)	257,994	10,162,384
2025 LTIP PSUs(5)	191,828	7,556,105
L.T. Loeffler
2025 Inducement RSUs(6)	32,899	1,295,892
2025 LTIP PSUs(5)	67,569	2,661,543
W.T. Hamic
2023 LTIP RSUs(7)	5,128	201,992
2023 LTIP PSUs(7)	58,563	2,306,797
2024 LTIP RSUs(8)	10,425	410,641
2024 LTIP PSUs(8)	59,778	2,354,655
2024 Recognition Award RSUs(9)	31,802	1,252,681
2025 LTIP PSUs(5)	42,970	1,692,588
T.S. Nicholls
2023 LTIP RSUs(7)	6,196	244,060
2023 LTIP PSUs(7)	70,764	2,787,394
2024 LTIP RSUs(8)	11,546	454,797
2024 LTIP PSUs(8)	66,207	2,607,894
2025 LTIP PSUs(5)	53,712	2,115,716
J.R. Saab
2023 LTIP RSUs(7)	2,886	113,680
2023 LTIP PSUs(7)	32,941	1,297,546
2024 LTIP RSUs(8)	6,098	240,200
2024 LTIP PSUs(8)	34,964	1,603,253
2025 LTIP PSUs(5)	30,693	1,208,997
J.N. Roman
2025 LTIP PSUs(5), (10)	3,431	135,147
(1)Represents the number of outstanding PSUs and RSUs, including dividend equivalents credited as of December 31, 2025.
(2)The market value is calculated based on the closing price of our common stock on December 31, 2025, of $39.39.
(3)The amounts in this row reflect PSUs granted to Mr. Silvernail on May 1, 2024, under our 2024 LTIP. The performance period is January 1, 2024, through December 31, 2026. The number of units reflected in the chart above for the units awarded under the 2025-2027 LTIP assumes vesting at the 100% performance level.
(4)The amounts shown in this row reflects Mr. Silvernail's 2024 Inducement PSU Award, a 100% performance-based inducement award granted on
May 1, 2024, that is earned for the achievement of rigorous stock price hurdles and continued service over a three-year performance/vesting period, with accelerated vesting in certain circumstances including following an involuntary termination for reasons other than for cause. The number of units reflected in the chart above for the units awarded under the 2024 Inducement PSU Award assumes vesting at the 100% performance level.
(5)The amounts shown in these rows reflect PSUs granted on January 1, 2025, under the 2025-2027 LTIP for all NEOs except Mr. Loeffler and Ms. Roman.
Mr. Loeffler received his 2025 LTIP on April 1, 2025 and August 5, 2025 (to correct an administrative error). Ms. Roman received her 2025 LTIP on
March 1, 2025.
(6)The amounts shown in this row reflects Mr. Loeffler's 2025 Inducement RSU Award, a one-time award granted on April 1, 2025 that vests ratably in one-third installments on April 1 of 2026, 2027 and 2028.
(7)The amounts shown in these rows reflect RSUs and PSUs granted on January 1, 2023, under the 2023 LTIP.
(8)The amounts shown in these rows reflect RSUs and PSUs granted on January 1, 2024, under the 2024 LTIP.
(9)The amount shown in this row reflects Mr. Hamic's 2024 Recognition RSU Award granted on June 14, 2024, that vest on April 1, 2026, subject to continued employment through the vesting date, with accelerated vesting in certain circumstances including following an involuntary termination for reasons other than for cause.
(10)Ms. Roman will receive a prorated portion of her 100% performance-based PSUs 2025 LTIP award when it vests in February 2028.

94 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Stock Vested in 2025
Stock Vested in 2025
The following table shows the value received upon the vesting in 2025 of PSUs and RSUs previously awarded under our
Performance Share Plan ("PSP"), LTIP, and Recognition Award Program, if any, as described in our CD&A.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
A.K. Silvernail	—	—
L.T. Loeffler	—	—
W.T. Hamic	42,523	2,379,913
T.S. Nicholls	100,589	5,634,968
J.R. Saab	32,751	1,833,857
J.N. Roman	30,113	1,410,181
(1)Amounts shown represent shares (including shares acquired in respect of reinvested dividend equivalents) under the 2023 LTIP RSU awards that vested on February 1, 2025, and LTIP awards that vested on February 9, 2025.
(2)Amounts shown represent the value of the vested shares based on our closing stock price on the date immediately preceding the vesting date of the award: $52.92 for each RSU share and $53.34 for each PSP share.
Pension Benefits in 2025
The following table shows the present value of benefits payable to our NEOs under our Retirement Plan, Pension
Restoration Plan, or SERP at December 31, 2024, and December 31, 2025. The change in the present value of the accrued benefit is shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for 2025.
Messrs. Hamic, Nicholls and Saab are eligible for benefits calculated under the Retirement Plan formula and the Pension
Restoration Plan formula. Only Mr. Nicholls is eligible for a benefit calculated under the SERP formula. Our SERP complies with IRC Section 409A of the Code with the portion of the benefit earned prior to SERP eligibility paid under the Pension
Restoration Plan, and the portion earned following SERP eligibility paid from the SERP. The SERP closed to new participants on January 1, 2012.

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Executive Compensation Tables / Pension Benefits in 2025

Name	Plan Name	Number of Years of Credited Service in 2025 (#)	12/31/2024 Present Value of Accumulated Benefit ($)(1)	12/31/2025 Present Value of Accumulated Benefit ($)(2)
A.K. Silvernail	Retirement Plan	—	—	—
	Pension Restoration Plan	—	—	—
	SERP	—	—	—
	Total		—	—
L.T. Loeffler	Retirement Plan	—	—	—
	Pension Restoration Plan	—	—	—
	SERP	—	—	—
	Total		—	—
W.T. Hamic	Retirement Plan	25.00	1,115,455	1,197,348
	Pension Restoration Plan	25.00	1,299,797	1,395,224
	SERP	—	—	—
	Total		2,415,252	2,592,572
T.S. Nicholls	Retirement Plan	27.25	1,290,990	1,282,148
	Pension Restoration Plan	27.25	645,138	640,719
	SERP	27.25	8,674,184	8,398,072
	Total		10,610,312	10,320,939
J.R. Saab	Retirement Plan	17.92	693,694	747,127
	Pension Restoration Plan	17.92	358,497	386,111
	SERP	—	—	—
	Total		1,052,191	1,133,238
J.N. Roman	Retirement Plan	—	—	—
	Pension Restoration Plan	—	—	—
	SERP	—	—	—
	Total		—	—
(1)The calculation of the present value of accumulated benefits as of December 31, 2024, assumes a discount rate of 5.68 percent for annuity payments and deferral periods. Lump sum payment calculations are based on the lower of the December 2024 municipal bond rate of 3.14 percent, or the locked-in rate elected by the NEO, if applicable. The calculation further assumes benefit commencement at the earliest age at which the NEO would be entitled to an unreduced benefit (the earlier of age 61 and completion of 20 years of service or age 62 and completion of 10 years of service). For individuals eligible for an unreduced benefit, we use their age as of the end of the fiscal year.
(2)The calculation of the present value of accumulated benefits as of December 31, 2025, assumes a discount rate of 5.53 percent for annuities and deferral periods. Lump sum payment calculations are based on the lower of the December 2025 average municipal bond rate of 2.96 percent, or the locked-in rate elected by the NEO, if applicable. The assumptions regarding the benefit commencement date are the same as described in footnote (1).
Narrative to Pension Benefits Table
Retirement Plan of International Paper Company
Our Retirement Plan is a funded, tax-qualified plan that covers all U.S. salaried employees hired prior to July 1, 2004. U.S.
employees hired on or after July 1, 2004, are eligible for a Company-paid Retirement Savings Account contribution to our
Salaried Savings Plan and Deferred Compensation Savings Plan in lieu of participation in the Retirement Plan. Messrs.
Hamic, Nicholls and Saab were hired prior to July 1, 2004, and participate in the Retirement Plan.
We calculate the benefit under the Retirement Plan at the rate of 1.67% of the participant’s average pensionable earnings received over the highest five consecutive calendar years of the last 10 calendar years, multiplied by his or her years of service, then reduced by a portion of Social Security benefits. We include as pensionable earnings the participant’s base salary plus AIP awards that were not deferred, up to the maximum limit set by the IRS. Effective December 31, 2018, credited service and compensation under the Retirement Plan were frozen for all salaried employees, including the eligible
NEOs. Beginning January 1, 2019, Messrs. Hamic, Nicholls and Saab, along with all other pension-eligible employees, began receiving Retirement Savings Account contributions to the Salaried Savings Plan and Deferred Compensation
Savings Plan.

96 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Pension Benefits in 2025
International Paper Company Pension Restoration Plan for
Salaried Employees
Our supplemental retirement plan for our salaried employees is an unfunded, nonqualified plan that covers all U.S. salaried employees hired prior to July 1, 2004. This plan augments our Retirement Plan by providing retirement benefits based on compensation that is greater than the limits set by the IRS. We include as eligible compensation under this plan the participant’s base salary plus AIP awards, including amounts deferred. Messrs. Hamic, Nicholls and Saab were hired prior to July 1, 2004, and thus are eligible to participate in the Pension Restoration Plan.
We calculate the benefit under the Pension Restoration Plan in the same manner as the Retirement Plan and then reduce the benefit by the amount payable under the Retirement Plan. Effective December 31, 2018, credited service and compensation under the Restoration Plan were frozen for all salaried employees, including the NEOs.
The International Paper Company Unfunded Supplemental Retirement Plan for
Senior Managers
Our SERP is an alternative retirement plan available to certain senior executives. The SERP closed to new participants effective January 1, 2012. Mr. Nicholls is the only NEO eligible for the SERP in 2025. SERP benefits vest once the participant reaches age 55 and has completed five years of service. The standard form of payment is a lump sum. We calculate benefits under the SERP at the same rate as our Retirement Plan and Pension Restoration Plan. Participants are
eligible to receive a lump sum payment of the benefit earned for service after becoming eligible in the SERP; the benefit earned prior to SERP eligibility remains payable as an annuity. Benefits are payable under the SERP on the later of the participant’s retirement date or the six months following separation from service. We define “retirement date” as the date the participant reaches the earlier of age 55 with 10 years of service or age 65 with five years of service. Effective
December 31, 2018, credited service and compensation under the SERP were frozen for the remaining participants.
A participant who has selected an anticipated retirement date at least 12 months in advance has the right to lock in a discount rate used to determine the amount of the lump sum payment based on the average for the month in which they choose to lock in. Mr. Nicholls has a locked in discount rate under this provision. Mr. Nicholls in 2024, upon request of the
Board, agreed to defer his anticipated retirement date elected under the SERP.
Agreements to Include Additional Years of Service in Retirement
Benefit Calculation
Our change in control agreements ("CIC agreements"), as described in greater detail later in this proxy statement, provide additional years of age and service to be added to the calculation of retirement benefits in the event of a qualifying termination of each NEO’s employment following a change in control. The CIC agreement for Mr. Silvernail provides
2.99 additional years of age and service. The legacy CIC agreement for Mr. Nicholls provides three additional years of age and service. The CIC agreements for Messrs. Loeffler, Hamic and Saab provide two additional years of age and service.
As of June 30, 2025, Ms. Roman was not an employee of the Company and therefore her former CIC agreement is no longer applicable.
Eligibility for Early Retirement Benefits
Normal retirement under our Retirement Plan and Pension Restoration Plan is age 65.
Participants, including the NEOs, are eligible for early retirement under the Retirement Plan, the Pension Restoration Plan and the SERP at age 55 with 10 years of service. However, a participant’s accrued benefit is reduced by 4% for each year if the participant retires before reaching age 62. Eligible active employees may receive an unreduced benefit once they reach age 61 and have completed at least 20 years of service. Benefits for NEOs eligible for early retirement would be reduced based on age and years of service as of their commencement date.

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Executive Compensation Tables / Nonqualified Deferred Compensation in 2025
Nonqualified Deferred Compensation in 2025
The following table shows contributions in 2025 by the Company and each of our NEOs to the DCSP, which is our nonqualified deferred compensation plan, and each NEO’s DCSP account balance as of December 31, 2025.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
A.K. Silvernail	762,838	165,961	79,393	—	1,024,102
L.T. Loeffler	—	11,500	145	—	11,645
W.T. Hamic	332,853	153,652	(76,442)	—	1,447,033
T.S. Nicholls	177,139	221,248	(382,788)	—	3,343,428
J.R. Saab	82,500	98,130	(125,556)	—	492,095
J.N. Roman	—	—	—	—	—
(1)These amounts are included in the “Salary” column of the Summary Compensation Table for each NEO.
(2)These amounts are included in the “All Other Compensation” column of the Summary Compensation Table for each NEO.
(3)These amounts are not included in the Summary Compensation Table because they are not “preferential or above-market earnings.”
(4)Of the amounts shown in this column, the following amounts were included in the “Salary” column of the Summary Compensation Table for prior years as follows: Mr. Hamic ($193,003 for 2022-2024); Mr. Nicholls ($987,985 for 2010-2024); and Mr. Saab ($26,835 for 2023).
Narrative to Nonqualified Deferred Compensation Table
The Deferred Compensation Savings Plan allows participants to save for retirement by deferring up to 85% of eligible cash compensation, which includes base salary and AIP awards. Participants may contribute to the DCSP after deferring either the maximum pre-tax and/or Roth amount or the limit for total contributions to the 401(k) plan, or after reaching the IRS compensation limit for that year. The Company credits matching contributions equal to 70% of the participant’s contributions up to 4% of compensation, plus 50% of contributions up to an additional 4% of compensation. The Company also credits
Retirement Savings Account contributions (“RSAc”) to each NEO’s account. These contributions are equal to a percentage of eligible compensation based on the NEO’s age at the date the contribution is made. Messrs. Hamic, Nicholls and Saab received RSAc in an amount equal to 6% of their eligible compensation; Mr. Loeffler received RSAc in an amount equal to
4% of his eligible compensation; Mr. Silvernail received RSAc in an amount equal to 5% of his eligible compensation through November and 6% for the remainder of the year.
For 2025, NEO contribution amounts were as follows: Mr. Silvernail contributed 85% of all eligible compensation, Mr. Hamic contributed 3% of his base salary and 30% of his AIP award, Mr. Nicholls contributed 10% of his base salary and 8% of his
AIP award, Mr. Saab contributed 15% of his base salary. Mr. Loeffler will become eligible to contribute in 2026. As a result of the varying contribution amounts, the actual amounts deferred and the Company's resulting matching contribution will vary for each NEO. Ms. Roman was not eligible to participate in the DCSP.
Participant contributions are credited with earnings (or losses) based on the participant’s choice of investment fund equivalents. Investment fund equivalents match the investment returns of the funds available in the 401(k) plan. Investment elections may be changed daily subject to securities laws restrictions. Differences in earnings reported in the “Nonqualified
Deferred Compensation” table above are based on the individual participant’s investment elections.
Participants are fully vested in their contributions at all times. Amounts contributed by the Company become vested upon completing three years of service, reaching age 65, death, disability, termination of employment as a result of the permanent closing of the participant’s facility, or eligibility for severance under the Salaried Employee Severance Plan.

98 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Post-Employment Termination Benefits
Participant accounts are divided into contribution accounts for amounts deferred prior to January 1, 2005, and contribution accounts for amounts deferred after January 1, 2005. Distributions of amounts contributed on or after January 1, 2005, may only be made in the event of termination of employment, death, disability or through an in-service distribution at a date elected during the initial enrollment period. Participants must elect their distribution form of payment in an initial deferral election, which may only be changed under a subsequent distribution election that meets the requirements under IRC
Section 409A. In the event no election has been made, the participant will receive a lump-sum form of payment. In-service withdrawals are limited to unforeseeable emergencies.
7/ Post-Employment Termination
Benefits
The disclosure below sets forth potential payments and/or benefits that would be provided to our NEOs (other than
Ms. Roman, who separated from the Company effective June 30, 2025) in various employment termination scenarios assuming that the termination of such NEO occurred on December 31, 2025. The actual payments made to Ms. Roman at her separation effective June 30, 2025, are shown on page 99.
Potential Payments Upon Death or Disability
The Company provides our NEOs the following benefits in the event of death or disability, which are also available to all of our U.S. salaried employees. Upon reaching age 65, a disabled individual is covered under our retirement programs, if eligible, as described above. We provide the following disability benefits:
•Long-term disability income benefit equal to 60 percent of base salary plus the employee’s average AIP during the last three calendar years; and
•Continuation of medical and life insurance coverage.
The Company provides the same benefits to the beneficiary of an NEO upon death as are available to our U.S. salaried employees, with two additional benefits, which presently apply only to Mr. Nicholls:
•Executive supplemental life insurance, which is described earlier in Section 4 under "Perquisites" of this CD&A. This benefit was closed to new participants effective January 1, 2008.
•Unfunded Supplemental Retirement Plan for Senior Managers, which is described earlier in the "Narrative to Pension
Benefits Table" of this CD&A. Upon death, an amount equal to 50% of the NEOs' SERP benefit is payable to the surviving spouse.
In the event of disability or death, performance-based LTIP awards are prorated based upon the number of months the participant worked during the performance period, and are paid at the end of the three-year performance period based on actual Company performance. Time-based restricted stock unit awards fully vest upon death or disability.

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Executive Compensation Tables / Post-Employment Termination Benefits
Potential Payments Upon Retirement
The following table presents the potential payments to our NEOs (other than Ms. Roman who separated from the Company effective June 30, 2025), assuming a retirement date of December 31, 2025.

Name	Retirement Plan Annuity ($)	Pension Restoration Plan Annuity ($)	Total Annuity ($)(1)	Lump Sum Pension Payment ($)(2)	Vesting of Equity ($)(3)
A.K. Silvernail	—	—	—	—	18,027,335
L.T. Loeffler	—	—	—	—	983,459
W.T. Hamic	92,602	107,905	200,507	—	4,930,271
T.S. Nicholls	109,444	54,691	164,135	8,398,072	4,481,814
J.R. Saab	58,675	30,323	88,998	—	2,295,381
(1)Amounts shown in this column are the annual annuity benefits payable from the tax-qualified Retirement Plan and nonqualified Pension Restoration Plan as of December 31, 2025. Messrs. Nicholls, Hamic and Saab are immediately eligible to commence under the plans. Mr. Silvernail and Mr. Loeffler are not eligible for a benefit under the plans.
(2)Lump sum payment calculations are based on the lower of the December 2025 municipal bond rate of 2.96% percent or the locked-in rate elected by the
NEO, if applicable. Additional information regarding the calculation of benefits may be found following the “Pension Benefits” table.
(3)Amounts shown in this column reflect the dollar value, based on the closing price of our common stock on December 31, 2025, of the 2023-2025 LTIP, and prorated portions of the 2024-2026 and 2025-2027 LTIP, including reinvested dividends, that would be paid at the end of the performance period. The
2024 Recognition Award and inducement awards (applies to Messrs. Silvernail, Loeffler and Hamic) are not prorated as they allow for accelerated vesting.
Potential Payments Upon Involuntary Termination Without Cause
The following table represents all amounts that would be payable to our NEOs, (other than Ms. Roman, who separated from the Company effective June 30, 2025), in the event of involuntary termination without cause, including earned pension amounts not payable as a result of the termination, assuming a termination date of December 31, 2025.

Name	Years of Credited Service (#)	Lump Sum Severance Payment ($)(1)	Lump Sum Pension Payment ($)(2)	Total Benefit at Termination ($)(3)	Vesting of Equity ($)(4)	Value of Continued Benefits ($)(5)	Total Pension Annuity ($)(6)
A.K. Silvernail	2	6,518,500	—	6,518,500	18,027,335	97,381	—
L.T. Loeffler	1	2,961,610	—	2,961,610	983,459	62,381	—
W.T. Hamic	28	3,091,558	—	3,091,558	4,930,271	62,381	200,507
T.S. Nicholls	35	3,709,869	8,398,072	12,107,941	4,481,814	62,381	164,135
J.R. Saab	25	2,565,138	—	2,565,138	2,295,381	62,381	88,998
J.N. Roman(7)	1	1,883,589	—	1,883,589	1,410,181	62,381	—
(1)Reflect estimated amounts under the Executive Severance Plan, which is a lump sum cash payment that is a multiple of the sum of the participant's total base salary and target bonus. Mr. Silvernail's multiple is 2 times the sum of his annual base salary and his target bonus under the AIP. The multiple for the remaining NEOs is 1.5 times their total cash compensation. For all NEOs, amounts shown also include the following benefits to which the NEO would be entitled: (i) unused current year vacation pay and (ii) 2025 earned vacation pay. We do not gross-up severance benefits.
(2)Reflects the lump sum benefit payable under the SERP. See footnote 2 in the above table for the calculation methodology.
(3)Amounts shown in this column reflect the sum of the amounts in the previous two columns payable to each NEO upon termination.
(4)Amounts shown in this column reflect the dollar value, based on the closing price of our common stock on December 31, 2025, of the prorated portions of the 2024-2026 LTIP PSUs and RSUs and 2025-2027 LTIP PSUs and RSUs including reinvested dividends, which would be paid at the end of the performance period. The 2024 Recognition Award granted to Mr. Hamic and the 2024 Inducement PSU Award and 2025 Inducement RSU Award granted to Messrs. Silvernail and Loeffler, respectively, were not prorated as vesting is accelerated in certain circumstances including following an involuntary termination for reasons other than for cause. In addition, the NEOs, except for Messrs. Silvernail and Loeffler, received the 2023-2025 LTIP award, which had a performance period ending on December 31, 2025. Ms. Roman's Inducement Grant of 30,113 RSUs was valued and paid on June 30, 2025 at
$46.83 per share.
(5)Reflects the cost of continued medical, dental and Employee Assistance Program coverage (two years for our CEO; 18 months for the other NEOs)
and executive outplacement services (one year valued at $75,000 for our CEO; one year valued at $40,000 for the other NEOs).
(6)Reflects annual annuity benefits payable from the Retirement Plan and the Pension Restoration Plan as of December 31, 2025. Messrs. Hamic, Nicholls,
and Saab are eligible for early retirement as of December 31, 2025. Messrs. Silvernail and Loeffler are not eligible for a benefit under the plans.
(7)Reflects amounts paid following Ms. Roman's separation from the Company on June 30, 2025.

100 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Post-Employment Termination Benefits
Potential Payments Upon Involuntary Termination For Cause
The following table represents all amounts that would be payable to our NEOs (other than Ms. Roman who separated from the Company effective June 30, 2025) in the event of an involuntary termination for cause, including earned pension amounts not payable as a result of the termination, assuming a termination date of December 31, 2025.
An executive officer terminated for cause would not be eligible for the severance benefits included in the Potential
Payments Upon Involuntary Termination Without Cause table, other than vacation pay. Further, the executive officer would lose outstanding equity awards under the LTIP or Recognition Award Program, and not be eligible for payment of an
AIP award.

Name	Years of Credited Service (#)	Unused/Earned Vacation Pay ($)(1)	Lump Sum Pension Payment ($)(2)	Total Benefit at Termination ($)(3)	Pension Annuity ($)(4)
A.K. Silvernail	2	192,308	—	192,308	—
L.T. Loeffler	1	163,462	—	163,462	—
W.T. Hamic	28	176,538	—	176,538	200,507
T.S. Nicholls	35	211,846	8,398,072	8,609,918	164,135
J.R. Saab	25	142,662	—	142,662	88,998
(1)The amounts shown in this column represent unused 2025 vacation pay and 2026 earned vacation pay.
(2)The amounts shown in this column represent the lump sum benefit payable under the SERP.
(3)Amounts shown in this column represent the sum of columns (1) and (2) payable to the NEO upon termination.
(4)Amounts shown in this column are the annual annuity benefits payable from the Retirement Plan and the Pension Restoration Plan as of
December 31, 2025. Messrs. Nicholls, Hamic, and Saab are immediately eligible to commence under the plans. Messrs. Silvernail and Loeffler are ineligible for a benefit under the plans.
Potential Payments Upon Qualifying Termination After
Change in Control
The following table represents amounts that would be payable to our NEOs (other than Ms. Roman who separated from the
Company effective June 30, 2025) upon termination of employment without cause (including by the NEO for “good reason”)
within two years following a change in control of the Company on December 31, 2025.

Name	Lump Sum Severance Payment ($)(1)	Lump Sum Pension Payment ($)(2)	Value of Continued Benefits ($)(3)	Total Cash- Based Award ($)	Accelerated Vesting of Equity ($)(4)	Total Pre-Tax Benefit ($)(5)	Pension Annuity ($)(6)
A.K. Silvernail	7,475,000	697,523	46,774	8,219,297	39,762,491	47,981,788	—
L.T. Loeffler	3,400,000	186,866	31,183	3,618,049	3,957,513	7,575,562	—
W.T. Hamic	3,000,000	2,489,501	31,183	5,520,684	6,163,254	11,683,938	92,602
T.S. Nicholls	5,396,331	9,666,826	46,774	15,109,931	6,587,595	21,697,526	164,135
J.R. Saab	2,520,000	922,122	31,183	3,473,305	3,639,604	7,112,909	58,675
(1)Amounts shown in this column reflect a change in control severance payment of a multiple of the sum of (i) base salary and (ii) target AIP for 2025, which would be paid in the event of termination of employment without cause, including voluntary termination for limited situations that meet the definition of
“good reason,” as described below. For Mr. Silvernail, the severance payment is 2.99 times the sum of the amounts described above. For Mr. Nicholls, the severance payment is three times the sum of the amounts described above. For Mr. Loeffler, Mr. Hamic, and Mr. Saab, the severance payment is two times the sum of the amounts described above. For Mr. Nicholls, this amount has been reduced to reflect application of the “best net” approach described following this table.
(2)For Mr. Nicholls, the amount shown represents the SERP benefit with an additional three years of age and service. For Mr. Hamic and Mr. Saab, the amount shown represents the Pension Restoration Plan formula with an additional two years of age and service. For Mr. Silvernail, the amount shown represents the value of three years of additional RSAc to the Salaried Savings Plan (SSP) and Deferred Compensation Savings Plan (DCSP) in addition to his unvested balance under the SSP and DCSP as of December 31, 2025. For Mr. Loeffler, the amount shown represents the value of two years of additional RSAc to the Salaried Savings Plan (SSP) and Deferred Compensation Savings Plan (DCSP) in addition to his unvested balance under the SSP and DCSP as of December 31, 2025.

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Executive Compensation Tables / Post-Employment Termination Benefits
(3)Amounts shown in this column reflect the cost of continued medical and dental benefits following termination of employment (three years for
Messrs. Silvernail and Nicholls; two years for the other NEOs).
(4)Amounts shown in this column reflect the dollar value, based on the closing price of our common stock on December 31, 2025, of $53.82, of the vesting of
(i) outstanding 2025-2027 LTIP awards, including reinvested dividends, based on actual Company performance through December 31, 2024,
(ii) outstanding 2024-2026 LTIP awards including reinvested dividends, based on target performance, and (iii) outstanding service-based restricted stock awards, if any. The 2024 Recognition Award granted to Mr. Hamic as well as Mr. Silvernail's 2024 Inducement PSU Award and Mr. Loeffler's 2025
Inducement RSU Award were not prorated as vesting is accelerated in certain circumstances including following an involuntary termination for reasons other than for cause. In addition, the NEOs, except Mr. Silvernail, would receive the 2023-2025 LTIP award, which has a performance period ending on
December 31, 2025, but is not included in the amount shown here.
(5)Amounts shown in this column represent the total of the cash amounts payable as well as the value of accelerated vesting of equity.
(6)For Mr. Nicholls, the amount shown represents the annual benefits payable from the Retirement Plan and the Pension Restoration Plan as of
December 31, 2025. For Messrs. Hamic and Saab, the amount shown represents the annual benefit payable from the Retirement Plan as of
December 31, 2025.
Narrative to Potential Payments Upon Qualifying Termination After
Change in Control
The Company has entered into change in control agreements ("CIC agreements") with certain executives, including our
NEOs, that provide severance and other benefits in the event of a change in control of the Company. Our Board believes that maintaining CIC agreements is a sound business practice that protects shareowner value prior to, during and after a change in control, and allows us to recruit and retain top executive talent. Our program is available only to group vice presidents and above, and one vice president legacied in the program.
We believe this program aligns executive and shareowner interests by enabling leaders of the Company to focus on the interests of shareowners and other constituents when considering a potential change in control, without undue concern for their own financial and employment security.
Key components of our CIC agreements include:
•“Best net” calculation
•Double-trigger change in control equity provisions
Under the “best net” approach, the Company will, prior to making any payments, perform a calculation comparing:
•the net benefit after payment of excise tax by the executive that would be applied, and
•the net benefit if the payment had been limited to the extent necessary to avoid the imposition of an excise tax.
This comparison determines the higher net benefit payable under the agreement and reflects a good governance practice in the marketplace. All of our CIC agreements (including with NEOs) include a “best net” provision as set forth above. In no event will the Company pay for excise taxes incurred by any executive in connection with their CIC agreements.
Our CIC agreements provide for double-trigger acceleration of equity-award vesting upon a change in control when the acquiring company provides replacement awards as substitution for outstanding equity awards. The double-trigger requires both a change in control and a qualifying termination of employment (i.e., the executive is terminated without cause or departure for “good reason”) for the vesting of equity awards to accelerate. This treatment is widely recognized as a good governance practice, as it prevents officers from receiving an automatic windfall in the event of a change in control. It also serves as an incentive for the officers to continue with the Company through and after a change in control when the acquiring company provides replacement awards as substitution for outstanding equity awards in order to receive the benefit of unvested equity awards. In addition, benefits are not payable unless an irrevocable release of any employment-related claims is signed.

102 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Post-Employment Termination Benefits
As shown in greater detail in the above table, our CIC agreements provide the following benefits to NEOs only if there has been both a change in control of the Company and a qualifying termination of employment, i.e., they are terminated without cause by the new employer or departs for “good reason” within two years of the change in control
(“double-trigger” benefits):
•For Mr. Silvernail, cash severance payment equal to 2.99 times the sum of base salary plus target AIP (three times for
Mr. Nicholls, who was grandfathered under a legacy program following approval by the Board, upon recommendation from the MDCC).
•For Messrs. Loeffler, Hamic, and Saab, cash severance payment equal to two times the sum of base salary plus target AIP.
•Prorated AIP for the year of termination of employment (based on target achievement if the executive is terminated in the same year as the change in control, or based on actual achievement if the executive is terminated in the year following the change in control and the AIP payment has not yet been made).
•SERP participants will receive their benefit calculated under the SERP that would be paid absent a change in control, but with three additional years of service and age. As of December 31, 2025, Mr. Nicholls is the only participant eligible for the SERP.
•Pension Restoration Plan participants, Messrs. Hamic and Saab, will receive the greater of:
i.the benefit accrued under the Pension Restoration Plan assuming a credit for two years of additional age and two years of additional service; or
ii.the sum of:
A.the amount of Retirement Savings Account contributions the Company would have contributed to the Company's
Salaried Savings Plan and Deferred Compensation Savings Plan had they continued to be employed for an additional two years following the Date of Termination based on annual base salary as of the Date of Termination and target short-term annual incentive compensation amount in effect as of the Date of Termination, and
B.the amount of any unvested Retirement Savings Account contributions under the Company's Salaried Savings
Plan and Deferred Compensation Savings Plan as of the Date of Termination.
•Mr. Silvernail and Mr. Loeffler, as participants who do not have a frozen benefit under the Pension Restoration Plan for
Salaried Employees, will receive the benefit described in (ii) above, assuming an additional three years for Mr. Silvernail and an additional two years for Mr. Loeffler.
•Medical and dental insurance for three years (Messrs. Silvernail and Nicholls) and two years (Messrs. Loeffler, Hamic and Saab).
•Where replacement awards are provided for outstanding equity awards upon the change in control, all such replacement awards vest and become unrestricted.
A “change in control” is defined in our agreements as any of the following events:
•Any person or group becomes the beneficial owner, directly or indirectly, of 30 percent or more of the Company’s voting stock;
•Change in the majority of the Board of Directors within two consecutive years, unless two-thirds of the directors in office at the beginning of the period approved the nomination or election of the new directors;
•The consummation of a consolidation or merger with any other entity unless the Company’s voting stock after giving effect to the transaction represents more than 50% of the voting power of the voting stock of the surviving person or group;
•Sale of substantially all of the Company’s assets; or
•Approval by our shareowners of a complete liquidation or dissolution of the Company.

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Executive Compensation Tables / Post-Employment Termination Benefits
The lump sum cash severance benefit shown above is payable only in the event of termination of employment without cause within two years following a change in control. This includes voluntary resignation only in limited situations that meet the definition of “good reason,” listed below. Under no circumstance will an executive receive a cash severance benefit under the agreement if he or she leaves voluntarily other than for “good reason,” which is defined as:
•The assignment to the executive of duties inconsistent with his or her position or a substantial decrease in responsibilities;
•Reduced annual base salary;
•Elimination of a material compensation plan (including the AIP, LTIP or SERP) or a change in the executive’s participation on substantially the same basis;
•Elimination of substantially similar pension or welfare plans (except for across-the-board reductions of such benefits for executives), or a material reduction of any fringe benefit, or failure to provide the same number of vacation days;
•Failure by the Company to secure an agreement by the successor to assume the change in control agreement;
•Any other termination without sufficient notice; or
•Relocation more than 50 miles from place of work.
Currently, the following benefits are payable upon a change in control and do not require termination of employment:
•Where awards are not assumed or substituted by the surviving entity upon the change in control, all equity awards vest and become unrestricted, as follows:
i.For performance-based shares outstanding, performance goals shall be deemed to have been satisfied and all other vesting restrictions lapse as of the date of the change in control with the level of performance achievement based on
(a) target Company performance if the change in control occurs during the first year of the performance period, and
(b) actual Company performance measured through the date of the change in control if it occurs on or after the first year of the performance period; and
ii.RSUs and PSUs lapse as of the date of the change in control.
•Where awards are assumed or substituted by the surviving entity, and within two years the executive's position is terminated without cause or the executive resigns for good reason, then:
i.The performance-based shares outstanding prior to the effective time of the change in control, the number of units issued as a replacement is based on (a) target Company performance if the change in control occurs during the first year of the performance period, and (b) actual Company performance measured through the date of the change in control if it occurs on or after the first year of the performance period; and
ii.Time-based restricted unit awards lapse as of the employment termination date.
We have offered these limited single-trigger benefits for the purpose of:
•Maintaining our competitiveness in attracting and retaining executive talent;
•Ensuring that our executives receive the benefit of their efforts prior to a change in control and are not penalized with a loss of equity compensation; and
•Further aligning the interests of our executives with our shareowners, since the risk of losing equity compensation could create a conflict of interest for our executives if the Company were pursuing a change-in-control transaction.
In light of the difficulty in determining relative performance achievement in our performance-based awards following a change in control of the Company, we provide for payment of performance-based awards as described above. Further, in light of the seniority of certain NEOs, and their proximity to retirement age, we believe that increasing their pension protection provides appropriate retirement security in their employment following a change in control.

104 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Post-Employment Termination Benefits
Pay Versus Performance
As outlined in the CD&A above, our MDCC has established an executive compensation program aimed at aligning pay with performance, retaining talent, and enhancing shareowner value through the adoption of sound policies and best practices.
The following table shows the total compensation for our CEO (Mark S. Sutton through April 30, 2024), identified below as
"Former CEO," and Andrew K. Silvernail (May 1, 2024 to present), identified below as "Current CEO") and, on an average basis, our other NEOs for the past four fiscal years as set forth in the Summary Compensation Table (the “SCT”) and the prior year’s proxy statement, the “compensation actually paid” or “CAP” to our CEOs and, on an average basis, our other
NEOs (in each case, as determined under SEC rules), our TSR, our peer group TSR over the same period, our net income/
(loss), and our Company-Selected Measure, Adjusted EBITDA. We have designated Adjusted EBITDA (non-GAAP) as our
Company-Selected Measure based on our determination that Adjusted EBITDA is the most important performance measure used by the Company to link compensation actually paid to our NEOs for our fiscal year ended December 31, 2025, to our performance in accordance with Item 402(v) of Regulation S-K. See page 68 for non-GAAP financial measure definitions and Appendix A for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
For information concerning how we seek to align executive compensation with our performance, see Section 4, "How and
Why We Choose our Performance Metrics" in the CD&A.

	SCT Total for Former CEO ($)(a)	SCT Total for Current CEO ($)(b)	CAP to Former CEO ($)(c)	CAP to Current CEO ($)(c)	Average SCT Total for Other Named Executive Officers (NEOs) ($)(d)	Average CAP to Other Named Officers (NEOs) ($)(c)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($)(g)	Company Selected Measure
Fiscal Year							Company Total Shareholder Return ($)(e)	2024 Peer Group Shareholder Return ($)(f)		Adjusted EBITDA #(h)
2025	—	14,838,324	—	(8,657,205)	5,558,196	2,740,319	104	127	(3,516)	2,976
2024	15,293,363	20,732,570	5,255,432	47,741,451	4,467,453	9,418,104	136	114	557	1,986
2023	12,845,526		6,482,688		2,975,016	1,332,603	88	103	288	2,234
2022	13,654,752		14,622,299		2,611,637	1,443,810	80	85	1,504	2,859
2021	15,228,707		12,582,246		3,102,918	2,287,800	104	101	1,752	3,108
(a)Represents the total compensation reported for Mr. Sutton (our "Former CEO") for each corresponding year. For fiscal years 2025, 2024, 2023, 2022 and
2021, Mr. Sutton was the Chief Executive Officer (CEO) for the Company. Mr. Sutton retired as CEO effective April 30, 2025. Our CEO is our PEO.
(b)Represents the total compensation reported for Mr. Silvernail (our "Current CEO"). Mr. Silvernail assumed the role of CEO effective May 1, 2024.
(c)To calculate CAP, adjustments were made to the amounts reported in SCT. A reconciliation of the adjustments for our Former CEO, Current CEO and the average of the other NEOs in 2025 can be found in the following supplemental tables.
CEO SCT Total to CAP Reconciliation:

	Deductions from SCT Total			Additions to SCT Total
Year	SCT Current CEO Total ($)(i)	Stock Awards ($)(ii)		Equity Value ($)(iii)	Pension Value ($)	CAP ($)
2025	14,838,324	(12,174,818)	—	(11,320,711)	—	(8,657,205)
(i)Reflects the Total Compensation for our Current CEO reported in the SCT for each year shown.
(ii)Represents the grant date fair value of equity-based awards.
(iii)Represents the fair value of equity awards, adjusted for year-over-year change in values, including dividends. The additions to the SCT Total reflect the value of equity calculated in accordance with the SEC methodology for determining CAP. The equity component of CAP for fiscal year 2025 is further detailed in the supplemental table below. In addition, the payout percentages match the Company’s financial accounting for compensation expense purposes. There is no pension service cost or prior service cost for the CEO; therefore, an addition to the SCT Total related to pension is not needed.
See Supplemental table below.

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Executive Compensation Tables / Post-Employment Termination Benefits
Supplemental
CEO Equity Component of CAP for FY 2025:

Year	Equity Type	Fair Value of Current Year Equity Awards at Year End Current CEO ($)(1)	Year-Over-Year Change in Value of Prior Years’ Awards Unvested at Year End ($)(2)	Fair Value as of Vesting Date of Equity Awards Granted and Vested During the Year ($)(3)	Year-Over-Year Change in Value of Prior Years’ Awards That Vested During the Year ($)(4)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions During the Year ($)(5)
2025	PSUs	7,448,525	(18,769,236)	—	—	—	(11,320,711)
Equity awards granted to our Current CEO during the applicable periods include PSUs granted in 2024 and 2025. PSU awards have a three-year performance period and are earned, in full or part, based upon the Company’s achievement of specified performance objectives. RSU awards are earned and vest ratably, in three equal installments over a three-year period, regardless of Company performance. Unvested awards remain subject to significant risk of forfeiture conditions and possible future declines in value based on changes in our stock price. See Section 4, “Elements of Our Compensation
Program-Long-Term Incentive Plan.”
(d)Each of the four fiscal years presented include the average SCT totals of the other NEOs as applicable in each reporting year. The Company's other
NEOs for the applicable reporting years were as follows:
(i)2025: Messrs. Loeffler, Hamic, Nicholls, Roman, and Saab.
(ii)2024: Messrs. Nicholls, Hamic, Saab, Gregory T. Wanta, and Thomas J. Plath. Mr. Wanta, a former senior vice president, retired effective
September 30, 2024. Mr. Plath, a former senior vice president, left the Company on December 31, 2024.
(iii)2023: Messrs. Nicholls, Wanta, Plath, Hamic and Ms. Sharon Ryan, a former senior vice president, who retired effective June 30, 2022.
(iv)2021: Ms. Ryan and Messrs. Nicholls, Wanta, Plath, Jean-Michel Ribieras and Mr. W. Michael Amick, Jr., each a former senior vice president, separated from the Company in 2022 following completion of the spinoff of our paper business.
(v)2021: Ms. Ryan, Messrs. Nicholls, Ribieras, and Wanta.

106 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Post-Employment Termination Benefits
Average Other NEOs SCT Total to CAP Reconciliation:

		Deductions to SCT Total		Additions to SCT Total
Year	SCT Total ($)(i)	Stock Awards ($)(ii)	Change in Pension Value ($)	Equity Value ($)(iii)	Pension Value ($)	CAP ($)
2025	5,558,196	(3,489,238)	—	671,361	—	2,740,319
(i)Reflects the average of the other NEOs’ Total Compensation reported in the SCT.
(ii)Represents the average of the other NEOs’ grant date fair value of equity-based awards granted each year.
(iii)Represents the average fair value of equity, adjusted for year-over-year changes in values, including dividends. The additions to the SCT Total reflect the average of the other NEOs value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The average equity component of CAP for fiscal year 2025 is further detailed in the supplemental table below. In addition, the payout percentages match the
Company’s financial accounting for compensation expense purposes. There is no pension service cost or prior service cost for the other NEOs; therefore, an addition to the SCT Total related to pension is not needed. See Supplemental table below.
Supplemental
Average Other NEOs Equity Component of CAP for FY 2025:

Year	Equity Type	Fair Value of Current Year Equity Awards at Year End ($)(1)	Year-Over-Year Change in Value of Prior Years’ Awards Unvested at Year End ($)(2)	Fair Value as of Vesting Date of Equity Awards Granted and Vested During the Year ($)(3)	Year-Over-Year Change in Value of Prior Years’ Awards That Vested During the Year ($)(4)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions During the Year ($)(5)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)(6)
2025	PSUs	1,540,543	(658,652)	—	(588,189)	—	—	293,702
2025	RSUs	256,125	(186,095)	297,815	9,814	—	—	377,659
Equity awards granted to our other NEOs during the applicable periods included RSUs granted in 2025 which are subject to time-based vesting conditions, as well as PSUs granted in 2021, 2022, 2023, 2024, and 2025. PSU awards have a three-year performance period and are earned, in full or part, based upon the Company’s achievement of specified performance objectives. Generally, RSU awards are earned and vest ratably, in three equal installments over a three-year period, regardless of Company performance. See Section 4, "Elements of Our Compensation Program-Long-Term
Incentive Plan.”
(e)The amount represents the value of an initial fixed $100 Investment in International Paper common stock on December 31, 2019, assuming reinvestment of all dividends.
(f)Peer group companies reflect the same peer group used for purposes of the performance graph under Regulation S-K Item 201(e)(1)(ii) as set forth in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2025. For the year ended December 31, 2025, the peer group companies were
Klabin S.A., Mondi Group, Packaging Corporation of America, and Stora Enso Group. We removed DS Smith Ltd. from the peer group due to our acquisition, which we completed on January 31, 2025. The amount represents an initial fixed December 31, 2019, assuming reinvestment of all dividends.
(g)Represents the Company’s Net Earnings (Loss) Attributable to International Paper (in millions) for each applicable fiscal year-end 2025, 2024, 2023, 2022 and 2021.
(h)Adjusted EBITDA, a non-GAAP measure, is defined as Earnings Before Interest, Taxes, Depreciation and Amortization. Adjusted EBITDA means
(i) earnings from continuing operations before interest, income taxes and equity earnings, cumulative effect of accounting changes, before the impact of special items and non-operating pension expense plus interest expense, net and depreciation and amortization, and cost of timber harvested. The
Adjusted EBITDA metric excludes the impact of non-operating pension expense and special items. Adjusted EBITDA may be adjusted, in the MDCC’s sole discretion, for any impact of acquisitions, divestitures, and/or the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, and/or to reflect the impact of any significant, one-time event, including, but not limited to, epidemics/pandemics, wars/invasions/
hostilities (whether war is declared or not), natural disasters with significant impact on our operations, the imposition of new or increased tariffs as well as the potential impact of retaliatory tariffs and other penalties including retaliatory policies against the United States and global trade tensions, or any other significant, one-time events the MDCC deems appropriate for an adjustment. For additional information on Adjusted EBITDA, see Appendix A.

www.internationalpaper.com	/ 107

Executive Compensation Tables / Post-Employment Termination Benefits
Most Important Performance Measures
In the Company’s assessment, the three items listed below represent the most important financial performance measures used by the Company to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to
Company performance. Please see Appendix A for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures.

Relative Total Shareholder Return (TSR)
Net Income
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

Pay Versus TSR 2021 - December 31, 2025

¢	CEO 1 CAP	¢	CEO 2 CAP	¢	Other NEOs' Avg. CAP	IP TSR	Peer TSR

108 \	International Paper 2026 Proxy Statement

Executive Compensation Tables / Post-Employment Termination Benefits

Pay Versus Net Income 2021 - December 31, 2025

¢	CEO 1 CAP	¢	CEO 2 CAP	¢	Other NEOs' Avg. CAP	IP Net Income

Pay Versus Adjusted EBITDA 2021 - December 31, 2025

¢	CEO 1 CAP	¢	CEO 2 CAP	¢	Other NEOs Avg. CAP	IP Adjusted EBITDA

www.internationalpaper.com	/ 109

CEO Pay Ratio
International Paper is one of the world’s leading suppliers of renewable fiber-based products. We produce corrugated packaging products that protect and promote goods, and enable world commerce. We employ approximately 62,600 employees globally. As expected in a manufacturing business, a significant majority — approximately 70% — of our employees are hourly-based employees.
To determine the pay ratio required by Item 402(u) of Regulation S-K, the Company first identified the median employee using our global employee population as of October 1, 2025 (the "Determination Date"), which included all global full-time, part-time, temporary, and seasonal employees who were employed (and not on a leave of absence) on that date. However, as permitted by the transition periods exception within the SEC rules, we elected to omit approximately 27,600 employees of DS Smith, which we acquired in early 2025. We did not exclude any employees from any countries, and we did not make any cost-of-living adjustments in identifying our median employee. We used a consistently applied compensation measure across our global employee population to calculate the median employee compensation. The consistently applied compensation measure we used was “base salary/wages paid,” which we measured from January 1 through
September 30, 2025. As noted above, most of our employees work on an hourly basis. Our median employee is located in the United States and works at one of our North American containerboard facilities.
Once the median employee was identified, we then determined the median employee’s annual total compensation using the Summary Compensation Table methodology as detailed in Item 402(c)(2)(x) of Regulation S-K, and compared it to the total compensation of Mr. Silvernail, our Chairman and CEO as detailed in the Summary Compensation Table for 2025, to arrive at the pay ratio disclosed below.
•Our CEO’s 2025 compensation was $14,838,324.
•Our median employee’s 2025 compensation was $90,506, including the change in pension value.

Our CEO to Median Employee Pay Ratio is 164:1

Since our pension plans closed for salaried new hires as of July 1, 2004, Mr. Silvernail is not eligible to participate.
Therefore, the Change in Pension Value disclosed for Mr. Silvernail in the Summary Compensation Table is zero.
This ratio may not be comparable to that reported by other companies due to differences in industries, scope of international operations, business models and scale, as well as the differences in estimates, assumptions, methodologies, and companies not having two CEOs during the year.

110 \	International Paper 2026 Proxy Statement

CEO Pay Ratio / Equity Compensation Plan Information
Equity Compensation Plan Information
The following table provides information, as of December 31, 2025, regarding compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(1) (#)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(2) (#)
Equity compensation plans approved by security owners	—	—	12,587,862	7,057,078
Equity compensation plans not approved by security owners	—	—	—	—
Total	—	—	12,587,862	7,057,078
(1)Represents shares remaining available for issuance as of December 31, 2025, under our Amended and Restated 2009 Incentive Compensation Plan
(the "2009 Plan") of 5,530,784 and under the 2024 Long-Term Incentive Compensation Plan (the "2024 Plan"), which replaced the 2009 Plan following adoption by shareowners in 2024.
(2)Represents shares remaining available for issuance as of December 31, 2025, under our 2024 Plan.

www.internationalpaper.com	/ 111

Ownership of Company Stock
Security Ownership of Certain Beneficial Owners
The following table contains information concerning beneficial ownership of our common stock by persons known to us to own more than 5 percent of our common stock outstanding as of March 12, 2026, the record date for our 2026 annual meeting. The information in the table and related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to sections 13(d), 13(f) and 13(g) of the Exchange Act.

Name and Address of Beneficial Owner	Shares of Stock Beneficially Owned (#)	Percentage of Common Stock Outstanding (%)
Capital Research & Management Co. (International Investors)(1)	63,413,335	12.01
T Rowe Price Associates, Inc. (IM)(2)	62,188,499	11.78
The Vanguard Group, Inc.(3)	59,061,703	11.19
Capital Research & Management (Global Investors)(4)	54,535,444	10.33
BlackRock Fund Advisors(5)	31,435,772	5.95
SSgA Funds Management, Inc.(6)	30,009,733	5.68
(1)The address of Capital Research (International Investors) ("Capital Research") is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071. We have relied upon information supplied by Capital Research in a Schedule 13F filed with the SEC on February 11, 2026. According to a Schedule 13G filed with the
SEC on November 5, 2025, Capital Research had sole voting power over 61,416,597 shares and sole dispositive power over 62,016,638 shares.
(2)The address of T. Rowe Price Associates, Inc. ("T. Rowe") is 1307 Point Street, Baltimore, MD 21231. We have relied upon information supplied by
T. Rowe in a Schedule 13G/A filed with the SEC on November 14, 2025. According to the Schedule 13G/A, T. Rowe had sole voting power over
64,469,842 shares and sole dispositive power over 66,340,521 shares.
(3)The address of The Vanguard Group (“Vanguard”) is 100 Vanguard Blvd., Malvern, PA 19355. We have relied upon information supplied by Vanguard in a
Form 13F filed with the SEC on January 29, 2026. According to a Schedule 13G/A filed with the SEC on February 13, 2024, Vanguard had shared voting power over 455,474 shares, sole dispositive power over 39,290,045 shares and shared dispositive power over 1,542,670 shares.
(4)The address of Capital Research Global Investors ("Capital Research") is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071. We have relied upon information supplied by Capital Research in a Schedule 13F filed with the SEC on February 11, 2026. According to a Schedule 13G filed with the SEC on
November 5, 2025, Capital Research had sole voting power over 49,243,013 shares and sole dispositive power over 49,809,026 shares.
(5)The address of BlackRock, Inc. (“BlackRock”) is 50 Hudson Yards, New York, NY 10001. We have relied upon information supplied by BlackRock in a
Schedule 13F filed with the SEC on February 12, 2026. According to a Schedule 13G/A filed with the SEC on April 17, 2025, BlackRock had sole voting power over 38,232,389 shares and sole dispositive power over 41,011,898 shares.
(6)The address of State Street Corporation is 1 Congress Street, Suite 1, Boston, MA 02114. We have relied upon information supplied by State Street in a Schedule 13F filed with the SEC on February 13, 2026. According to a Schedule 13G filed with the SEC on May 9, 2025, State Street had shared power to vote 19,949,171 shares and shared power to dispose or direct the disposition of 28,483,875 shares.

112 \	International Paper 2026 Proxy Statement

Ownership of Company Stock / Security Ownership of Certain Beneficial Owners
Security Ownership of Directors and Management
The following table shows the number of shares of our common stock beneficially owned by each of our directors and
NEOs, and by all our directors and executive officers as a group, as of March 12, 2026, the record date for our 2026 annual meeting. No amounts are included for outstanding PSU, RSU or restricted stock awards that have not yet been paid. Share and unit numbers are rounded.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares of Common Stock Held (#)(1)	Stock Units Owned (#)(2)	Percentage of Class (%)
Non-Employee Directors
Jamie A. Beggs	—	16,357	0.31%
Christopher M. Connor(3)	25,000	83,335	0.02%
Ahmet C. Dorduncu	40,095	—	0.01%
Anders Gustafsson(4)	81,726	—	0.02%
Jacqueline C. Hinman	72,214	—	0.01%
Clinton A. Lewis, Jr.	—	76,870	0.01%
David. A. Robbie	8,704	—	—%
Kathryn D. Sullivan	45,876	—	0.01%
Scott A. Tozier	25	16,357	—%
Anton V. Vincent	—	43,810	0.01%
Named Executive Officers
Andrew K. Silvernail(5)	50,000	—	0.01%
Lance T. Loeffler	10,966	—	0.002%
W. Thomas Hamic	139,075	14,933	0.03%
Timothy S. Nicholls	278,303	39,701	0.06%
Joseph R. Saab	41,068	12,477	0.01%
Joy N. Roman(6)	30,113	—	—%
All directors and executive officers as a group (17 persons)(7)	823,165	303,840	0.21%
(1)Includes securities over which the individual has, or, with another shares, directly or indirectly, voting or investment power, including ownership by certain relatives and ownership by trusts for the benefit of such relatives.
(2)Represents stock equivalent units owned by our NEOs under the International Paper Company Deferred Compensation Savings Plan or by our directors under the Restricted Stock and Deferred Compensation Plan for Non-Employee Directors. These units will be paid out in cash and are not convertible into shares of common stock. Accordingly, these units are not included as shares of common stock beneficially owned.
(3)Mr. Connor holds 25,000 shares directly through the Christopher M. Connor Trust, a revocable trust for which Mr. Connor serves as trustee and retains the power to revoke.
(4)Mr. Gustafsson holds 26,092 shares directly in a joint brokerage account with his spouse.
(5)Mr. Silvernail holds 50,000 shares directly through the Andrew K. Silvernail 2014 Declaration of Trust, a revocable trust for which the reporting person serves as trustee and retains the power to revoke.
(6)Security ownership information is presented as of June 30, 2025, which represents the most recent date for which the Company had confirmed ownership information. Subsequent changes in ownership, if any, are not known to the Company.
(7)Includes Melissa S. Flores, who joined the Company as chief human resources officer on January 5, 2026.

www.internationalpaper.com	/ 113

Ownership of Company Stock / Security Ownership of Certain Beneficial Owners
Delinquent Section 16(a) Reports
Our executive officers, directors, and persons who beneficially own more than 10% of our common stock (the “Reporting
Persons”) must file reports with the SEC under Section 16(a) of the Securities Exchange Act of 1934, as amended, about their ownership of and transactions in our common stock and other securities related to our common stock.
Based solely on our review of those reports and related written representations by our executive officers and directors that no other reports were required to be filed during fiscal year 2025, we believe that all Section 16(a) filing requirements applicable to the reporting persons were timely met during the year ended December 31, 2025, except for one Form 4 covering one transaction filed late for Clay R. Ellis reporting a disposition of 18,819 units of shares held in the Company stock fund of the International Paper Company Salaried Savings Plan. The shares were liquidated in connection with the
Company's planned divestiture of its Global Cellulose Fibers business and the resulting cash value transitioned for reinvestment in a new savings plan. The transition was an administrative step carried out as part of the broader divestment process and followed established procedures with no discretionary action by Mr. Ellis.

114 \	International Paper 2026 Proxy Statement

Information About the Annual Meeting

How do I attend the annual meeting?
All shareowners of record and owners of shares held in a bank, brokerage, or institutional account (known as holding in
“street name”) as of the record date, March 12, 2026, or their duly authorized proxy owners, are welcome to attend the annual meeting. If you are voting by mail, by telephone or via the Internet, but still wish to attend the meeting, follow the instructions on the Notice of Internet Availability or proxy card or online at www.proxyvote.com to tell us you plan to attend.
The annual meeting will be held virtually on May 11, 2026, starting at 11:00 a.m., Central Time, unless adjourned or postponed to a later date, to consider and vote on each of the proposals described below. This Proxy Statement for the annual meeting is first being mailed to International Paper shareowners on or about March 27, 2026.
Why am I receiving these proxy materials?
We have made these materials available to you online or delivered paper copies to you by mail because you are an
International Paper shareowner of record as of March 12, 2026. International Paper’s Board of Directors is soliciting your proxy to vote your shares at the 2026 annual meeting. This Proxy Statement includes information that will help you in voting your shares.
What is a proxy?
A proxy is your legal designation of another person (your “proxy”) to vote the stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By submitting your proxy (either by voting online or by telephone or by signing and returning a proxy card), you authorize three International Paper executive officers (Andrew K. Silvernail, chairman of the Board and chief executive officer; Lance T. Loeffler, senior vice president and chief financial officer; and Joseph R. Saab, senior vice president, general counsel and corporate secretary) to represent you and vote your shares at the meeting in accordance with your instructions. These designated individuals also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.
What is included in the proxy materials?
The proxy materials for our 2026 annual meeting include the Notice of Annual Meeting of Shareowners (the “Annual
Meeting Notice”), this Proxy Statement and International Paper’s Annual Report (the “Annual Report”). If you receive a paper copy of the proxy materials, you will also get a proxy card or voting instruction form and pre-paid return envelope.
The Annual Meeting Notice (which is included in the Proxy Statement), Proxy Statement and Annual Report are being made available for viewing and printing at materials.proxyvote.com/460146 and are being mailed, along with the accompanying proxy card or voting instruction form, to applicable shareowners beginning on or about March 27, 2026.

www.internationalpaper.com	/ 115

Information About the Annual Meeting
Why did I receive a Notice of the Internet Availability of Proxy
Materials instead of paper documents?
We furnish proxy materials to our shareowners primarily through so-called “notice-and-access” delivery. That means that, beginning on or about March 27, 2026, we are mailing to many of our shareowners a Notice of the Internet Availability of
Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access the proxy materials on the
Internet and how to vote. shareowners who have affirmatively requested electronic delivery of our proxy materials will receive instructions via email regarding how to access proxy materials electronically. Using notice-and-access delivery enables shareowners to receive our proxy materials quickly and easily and avoids the cost of producing and mailing paper documents. If you receive a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials.
If you would like to receive paper copies of our proxy materials in the mail, follow the instructions in the Notice of Internet
Availability to make this request. shareowners who have previously requested to receive a paper copy of our proxy materials will receive a full set of documents by postal mail.
How many votes must be present to hold the annual meeting?
As of March 12, 2026, there were 529,486,211 shares of International Paper common stock issued and outstanding. Each share of International Paper common stock entitles its owner to one vote on each director nominee and one vote on each other matter. Holders of International Paper common stock, present in person or represented by proxy, representing one-
third of the number of votes entitled to be cast upon any proposal to be considered at the meeting (at least 176,495,404 votes) are required to hold the 2026 annual meeting. If you properly vote on any proposal, your shares will be included in the number of shares to establish a quorum for the annual meeting. Shares held of record and represented by proxy cards marked “abstain,” or returned without voting instructions, will be counted as present for the purpose of determining whether the quorum for the annual meeting is satisfied. If you hold shares in street name and do not provide voting instructions to your bank or brokerage firm, your shares will still be counted as present for the purpose of determining whether the quorum for the annual meeting is satisfied if your bank or brokerage firm votes your shares for Item 2 utilizing its discretionary authority.
We urge you to vote by proxy even if you plan to attend the virtual meeting. That will help us know as soon as possible that we have enough votes to hold the meeting. Returning your proxy will not affect your right to revoke your proxy or to attend and vote at the 2026 annual meeting.
How do I vote my shares?
If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you have several options. You may vote in advance of the meeting on the Internet at www.proxyvote.com, by telephone or by mail using a written proxy card. You also may vote in person at the virtual annual meeting.
If you hold your shares in street name, you have the right to direct your bank or broker how to vote your shares. Please follow the instructions provided by your bank or broker to ensure your vote can be counted. If you do not give voting instructions, your bank or brokerage firm will still be entitled to vote your shares with respect to Item 2, the auditor ratification proposal, but it will not be permitted to vote your shares with respect to any other matter. Your shares will be considered “broker non-votes” on every other proposal.
If you hold your shares in street name and wish to vote in person at the virtual annual meeting, you must bring a power of attorney or proxy from your broker, bank or other holder of record authorizing you to vote.

116 \	International Paper 2026 Proxy Statement

Information About the Annual Meeting
What business will be conducted at the annual meeting?
The following table shows the proposals to be presented for a vote, the applicable voting requirements, and the
Board's recommendations:

Proposal	The Board's recommendation	Votes required	Effect of abstentions and broker non-votes
ITEM 1 Election of 11 Directors	FOR	Each nominee must receive an affirmative majority of votes cast.	No effect.
ITEM 2 Ratification of Deloitte & Touche LLP as the Company's Independent Auditor for 2026	FOR	Affirmative vote of a majority of a quorum	We do not expect broker non-votes. Abstentions have the same effect as votes against.
ITEM 3 Non-Binding Resolution to Approve the Compensation of our Named Executive Officers	FOR	Affirmative vote of a majority of a quorum	Same effect as votes against.
If I hold shares in the International Paper Company Salaried Savings
Plan, how do I vote?
If you hold shares in the International Paper Company Salaried Savings Plan, you may instruct the trustee, State Street
Bank and Trust Company, to vote your shares in the Company Stock Fund by returning the proxy/voting instruction card that you received in the mail or by providing voting instructions on the Internet or by telephone as directed on the Notice of Internet Availability or proxy/voting instruction card that you received. If you do not return the proxy/voting instruction card or provide voting instructions, or if your instructions are unclear or incomplete, the trustee will vote your shares at its discretion.
If I hold shares as Depositary Interests ("DI") in the UK, how do
I vote?
DI holders may direct Computershare Investor Service PLC ("Computershare UK") to vote the shares represented by their
UK DIs in three ways:
Internet: Complete a Form of Instruction accessible via the internet on Computershare UK's website by visiting
www.eproxyappointment.com. You will need your Control Number, your shareowner Reference Number and your unique
PIN, which are available on the Form of Instruction that all DI holders will have received in the mail. Instructions must be received by 11 a.m. BST time on May 6, 2026.
CREST: Issue an instruction through the CREST electronic voting appointment service using the procedures described in the CREST manual (available from euroclear.com). CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider, should refer to their CREST sponsor or voting services provider, who will be able to take the appropriate action on their behalf.
For instructions made using the CREST service to be valid, the appropriate CREST message (a CREST Voting Instruction)
must be properly authenticated in accordance with the specifications of Euroclear UK & International Limited ("EUI") and
must contain the information required for such instructions, as described in the CREST manual. The message, regardless of whether it relates to the voting instruction or to an amendment to the instruction given to Computershare UK, must be transmitted so as to be received by the Company's agent (ID 3RA50) no later than 11 a.m. BST on May 6, 2026. The time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST Voting Instruction by the
CREST applications host) from which the Company's agent is able to retrieve the CREST Voting Instruction by inquiry to
CREST in the manner prescribed by CREST. EUI does not make available special procedures in CREST for any particular messages. Normal system timings and limitations apply to the transmission of a CREST Voting Instruction. It is the responsibility of the CREST member to take (or to procure that the CREST sponsor or voting service provider takes) such action necessary to ensure that service providers, are referred to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35 of the Uncertificated Securities Regulations 2001 (S.I. No. 3755).

www.internationalpaper.com	/ 117

Information About the Annual Meeting
Mail: Complete and return a Form of Instruction to Computershare UK using the reply-paid envelope that accompanied the
Form of Instruction or by mailing it to Computershare Investor Services PLC, The Pavilions, Bridgewater Road, Bristol,
BS99 6ZY, United Kingdom. To be effective, all Forms of Instruction must be received by Computershare UK by 11 a.m.
BST time on May 6, 2026. Computershare PLC, as your depositary, will then make arrangements to vote your underlying shares according to your instructions.
Can I change or revoke my vote or proxy?
Yes, you may change your vote or revoke your proxy at any time at or before the annual meeting. If you are a holder of record, you may change your vote or revoke your proxy through any of the following means:
•casting a new vote by telephone or on the Internet prior to the annual meeting, or properly completing and signing another proxy card with a later date and returning the proxy card prior to the annual meeting;
•giving written revocation to our corporate secretary prior to the annual meeting either by mail to International Paper
Company, 6400 Poplar Avenue, Memphis, TN 38197 or
•voting in person at the annual meeting.
If you hold your shares in street name, you may change your voting instructions by contacting your broker, bank or other holder of record prior to the annual meeting.
What happens if the annual meeting is postponed or adjourned?
Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
What if I am a record holder and I do not indicate my vote for one or more of the matters on my proxy card?
If you are a holder of record and you return a signed proxy card without indicating your voting preferences, your shares will be voted as follows:
FOR the Company’s proposal to elect the 11 nominees named in this Proxy Statement to the Company’s Board of Directors in Item 1;
FOR the Company’s proposal to ratify the appointment of the Company’s independent auditor for 2026 in Item 2; and
FOR the Company’s proposal to approve the compensation of our named executive officers in Item 3.
If you are a holder of record and you do not return a proxy card or vote at the annual meeting, your shares will not be voted.
What if I am a street name holder and I do not indicate my vote for one or more of the matters on my proxy card?
If your shares are held in street name and you do not give your bank or broker instructions on how to vote, your shares will still be counted toward the quorum requirement for the annual meeting provided that your bank or broker votes your shares utilizing its discretionary authority for Item 2. The failure to instruct your bank or broker how to vote will have one of three effects on the proposals for consideration at the annual meeting, depending upon the type of proposal. For all voting items, other than Item 2 to ratify our independent auditor for 2026, absent instructions from you, the bank or broker may not vote your shares at all and your shares will be considered broker non-votes. For Item 2, however, the broker may vote your shares at its discretion. For Item 1, a broker non-vote will have no effect on the outcome of the proposal. For Item 3, a broker non-vote will have the same effect as a vote against the proposal.

118 \	International Paper 2026 Proxy Statement

Information About the Annual Meeting
If you hold shares in the International Paper Company Salaried Savings Plan and you do not provide voting instructions, the trustee will vote your shares at its discretion.
Will my vote be confidential?
Yes. Your vote is confidential and will not be disclosed to our directors or employees, unless in accordance with law.
Will our directors attend the annual meeting?
Yes. The Company’s Corporate Governance Guidelines state that directors are expected to attend our annual meeting.
Who will be soliciting proxies on our behalf?
The Company pays the cost of preparing proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers or employees by telephone, email or fax transmission or in person, without compensation. We have hired Alliance Advisors, LLC to solicit proxies for an estimated fee of $30,000, plus expenses.
There are two International Paper shareowners at my address. Why did we only receive one set of proxy materials?
We have adopted “householding,” a method of delivery by which shareowners of record with the same address and last name who do not participate in electronic delivery receive only one copy of the Notice of Internet Availability or the proxy materials unless one or more of these shareowners notifies us that they wish to continue receiving multiple individual copies. This practice ensures that shareowner households do not receive multiple copies of the same document and saves printing and mailing costs. Even with householding, everyone will receive a separate proxy card.
We will deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability or the proxy materials to a shareowner at a shared address to which a single copy of the documents was delivered. To make such a request, please write to Investor Relations, International Paper Company, 6400 Poplar Avenue, Memphis, TN 38197, or call
(866) 540-7095. You may also submit your request on our website, www.internationalpaper.com, under the
“Contact Us” link.
How do I change future proxy delivery options?
If you hold your shares in street name and wish to receive separate copies of future Notices of Internet Availability or sets of proxy materials or if you currently receive multiple copies of the Notice of Internet Availability or multiple sets of proxy materials, and would like to receive a single copy or set, please send your written request to:
Broadridge Financial Solutions, Inc.
Householding Dept. 51
Mercedes Way
Edgewood, NY 11717
or call 1-866-540-7095
What is the address for submitting a shareowner proposal or a director nomination?
Proposals and other items of business should be submitted in writing to our Corporate Secretary at our principle executive offices: International Paper Company, Attn: Corporate Secretary, 6400 Poplar Avenue, Memphis, TN 38917.

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Information About the Annual Meeting
What is the deadline for consideration of Rule 14a-8 shareowner proposals for the 2027 annual meeting?
If you wish to submit a shareowner proposal to be included in our proxy statement for the 2027 annual meeting of
Shareowners, you must send the proposal to our corporate secretary International Paper Company, 6400 Poplar Avenue,
Memphis, TN 38917. We must receive the proposal in writing on or before November 27, 2026, and the proposal must comply with SEC rules, including Rule 14a-8.
Can I nominate a director in connection with the 2027 annual meeting of shareowners?
Yes. If you would like to make a director nomination, you must comply with the advance notice provisions set forth in our By-Laws. Any such nomination must be received by our Corporate Secretary between January 11, 2027, and
February 10, 2027 (assuming we do not change the date of our 2027 annual meeting by more than 30 days before or
70 days after the anniversary date of our 2026 annual meeting), must include the information required by our By-Laws for shareowner nominations (including with respect to both the shareowner proponent and the nominee), and must otherwise comply with our By-Laws. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareowners who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act. To the extent any information required by Rule 14a-19 is not required under our By-laws, it must be received no later than March 12, 2027
(60 days before the first anniversary of the 2026 annual meeting of shareowners).
You also have the ability to include a director nominee in the Company’s Proxy Statement under our “proxy access” By-Law as explained below.
Is there a way for shareowners to include their director nominees in the Company’s Proxy Statement?
Yes. Our “proxy access” By-Law permits a shareowner, or a group of up to 20 shareowners, owning 3 percent or more of the Company’s outstanding common stock continuously for three years, to nominate and include in the Company’s proxy materials director nominees constituting up to two individuals or 20 percent of the Board (whichever is greater) if these shareowners and nominees meet the additional requirements set forth in the By-Laws. If you wish to include one or more director nominee(s) in the Company’s proxy materials, we must receive notice between October 28, 2026, and
November 27, 2026. The notice must contain the information required by our By-Laws, and the shareowner(s) and nominee(s) must comply with the additional requirements in our By-Laws.
Can I raise other business at the 2027 annual meeting
of shareowners?
Yes. If you would like to raise any business (other than director nominations) that is not already the subject of a proposal submitted for inclusion in our proxy statement for the 2027 annual meeting, you may raise such business if you comply with the advance notice provisions set forth in our By-Laws. Any such notice must be received by our Corporate
Secretary between January 11, 2027, and February 10, 2027 (assuming we do not change the date of our 2027 annual meeting by more than 30 days before or 70 days after the anniversary date of our 2026 annual meeting), must include the information required by our By-Laws in connection with the proposal of any such business, and must otherwise comply with our By-Laws.

www.internationalpaper.com	/ A-1

Appendix A—Reconciliations of Non-GAAP Financial Measures

The tables below present reconciliations of the non-GAAP financial measures presented in this Proxy Statement to the most directly comparable previously reported measures calculated in accordance with U.S. generally accepted accounting principles (“US GAAP”). For additional information regarding the special items included in the calculation of Adjusted
EBITDA as set forth below, see page 41 of our Annual Report on Form 10-K for our fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on February 27, 2026. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for an analysis of our results calculated in accordance with GAAP. In addition, because not all companies use identical calculations, the Company’s presentation of non-GAAP financial measures may not be comparable to similarly titled measures disclosed by other companies, including companies in the same industry as International Paper. Management believes certain non-U.S. GAAP financial measures, when used in conjunction with information presented in accordance with U.S. GAAP, can facilitate a better understanding of the impact of various factors and trends on the Company’s financial results. Management also uses these non-U.S. GAAP financial measures in making financial, operating and planning decisions and in evaluating the
Company’s performance.

In millions, for the fiscal years ended December 31	2025	2024
Calculation of Packaging Solutions North America Adjusted EBITDA Margin before Special Items
Business segment operating profit	$572	$891
Depreciation and amortization	1,724	786
EBITDA before special items	2,296	1,677
Less: Recycling business EBITDA	12	11
EBITDA before special items after exclusions	$2,284	$1,666

Net sales	$15,175	$14,293
Less: Trade sales	384	380
Less: Recycling business net sales	251	315
Net sales after exclusions	$14,540	$13,598

Packaging Solutions North America Adjusted EBITDA Margin before Special Items	15.7%	12.3%
Business Segment Operating Profit is defined as earnings (loss) before income taxes and equity earnings, but including the impact of less than wholly owned subsidiaries, and excluding interest expense, net, corporate expenses, net, net special items and non-operating pension expense. Business Segment Operating Profit at a segment level is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments and is presented in our financial statement footnotes in accordance with ASC 280.
Adjusted EBITDA and Adjusted EBITDA margin at a segment level, along with other factors, are used to evaluate the
Company's segment performance against our peers.

A-2 \	International Paper 2026 Proxy Statement

Appendix A—Reconciliations of Non-GAAP Financial Measures

In millions, for the fiscal year ended December 31	2025
Calculation of Adjusted EBITDA
Net earnings (loss)	$(3,516)
Continuing operations - Equity earnings (loss), net of taxes	(3)
Continuing operations - Income tax provision (benefit)	(533)
Discontinued operations - Income tax provision (benefit)	(235)
Continuing operations - Interest expense, net	372
Discontinued operations - Interest expense, net	(2)
Continuing operations - Special items	3,237
Discontinued operations - Special items	1,114
Continuing operations - Non-operating pension expense (income)	(12)
Discontinued operations - Non-operating pension expense (income)	4
Continuing operations - Depreciation and amortization	2,747
Discontinued operations - Depreciation and amortization	135
Other	(3)
Adjusted EBITDA	$3,311
Adjusted EBITDA is a non-GAAP financial measure defined as net earnings (loss) before continuing and discontinued
operations income taxes, equity earnings (loss), interest expense, net, net special items, non-operating pension expense
(income) and depreciation and amortization. Net earnings (loss) is the most directly comparable GAAP measure.
Management uses this non-GAAP financial measure to assess total Company performance and believes it provides additional useful information in evaluating the Company’s performance.

In millions, for the fiscal year ended December 31	2025
Calculation of Free Cash Flow
Cash provided by (used for) operating activities	$1,698
(Less)/Add:
Capital expenditures	(1,857)
Free Cash Flow	$(159)
Free cash flow is a non-GAAP financial measure which equals cash provided by (used for) operating activities less capital expenditures. The most directly comparable GAAP measure is cash provided by (used for) operating activities.
Management uses this measure in connection with managing our business and believes that free cash flow is useful to investors as a liquidity measure because it measures the amount of cash generated that is available, after reinvesting in the business, to maintain a strong balance sheet, pay dividends, repurchase stock, service debt and make investments for future growth. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures.

www.internationalpaper.com	/ A-3

Appendix A—Reconciliations of Non-GAAP Financial Measures

In millions, for the fiscal year ended December 31	2025
Reconciliation of Adjusted Operating Earnings Before Net Interest Expense to Net Earnings (Loss) from Continuing Operations Before Income Taxes and Equity Earnings
Earnings (loss) from continuing operations before income taxes and equity earnings	$(3,368)
Add back: Interest expense, net	372
Add back: Special items, net before taxes	3,237
Add back: Accelerated depreciation expense	958
Add back: Non-operating pension expense (income) before taxes	(12)
Add back: Global Cellulose Fibers business segment operating profit	200
Adjusted operating earnings before net interest expense, income taxes and equity earnings	1,387
Tax rate	22.9%
Adjusted operating earnings before net interest expense and equity earnings	1,069
Equity earnings (loss), net of taxes	(3)
Adjusted Operating Earnings Before Net Interest Expense	$1,066
Adjusted operating earnings before net interest expense is a non-GAAP financial measure, and the most directly comparable GAAP measure is earnings (loss) from continuing operations before income taxes and equity earnings. The
Company calculates adjusted operating earnings before net interest expense by excluding interest expense, net, accelerated depreciation expense, the after-tax effect of non-operating pension expense and special items, net from the earnings reported under GAAP. Management uses this measure to focus on on-going operations and believes that it is useful to investors because it enables them to perform meaningful comparisons of past and present operating results.
The Company considers adjusted return on invested capital (“Adjusted ROIC”), a non-GAAP financial measure, to be a meaningful indicator of our operating performance, and we evaluate this metric because it measures how effectively and efficiently we use the capital invested in our business. The Company defines and calculates adjusted ROIC using adjusted operating earnings before net interest expense, a non-GAAP financial measure, in the numerator.
Adjusted ROIC = adjusted operating earnings before net interest expense / average invested capital
Average invested capital = equity (adjusted to remove pension-related amounts in OCI, net of tax) + interest-bearing debt

World Headquarters
International Paper
6400 Poplar Avenue
Memphis, TN 38197
United States of America

EMEA Headquarters
Level 3
1 Paddington Square
London W2 1DL
United Kingdom

© 2026 International Paper Company.
All rights reserved. The International Paper logo is a trademark of International Paper Company or its affiliates.

International Paper

internationalpaper.com

INTERNATIONAL PAPER COMPANY
C/O COMPUTERSHARE
P.O. BOX 43004
PROVIDENCE, RI 02940-3004

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

You may use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT May 10, 2026. Participants in the International Paper Company Salaried Savings Plan or International Paper Company Hourly Savings Plan must provide voting instructions on or before 11:59 P.M. EDT May 6, 2026. Holders of depositary interests must provide voting instructions on or before 11 a.m. BST May 6, 2026. Have your proxy card in hand when you access the website and follow the instructions on that site.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IP2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
You may use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT May 10, 2026. Participants in the International Paper Company Salaried Savings Plan or International Paper Company Hourly Savings Plan must provide voting instructions on or before 11:59 P.M. EDT May 6, 2026. Holders of depositary interests must provide voting instructions on or before 11 a.m. BST May 6, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to International Paper Company, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717 so that it is received by May 10, 2026. Voting instructions provided by participants in the International Paper Company Salaried Savings Plan or International Paper Company Hourly Savings Plan or holders of depositary interests must be received by May 6, 2026.

If you or your duly appointed proxy holder are planning to attend the Annual Meeting of Shareowners on May 11, 2026, you may attend the meeting via the Internet and vote during the meeting by going to www.virtualshareholdermeeting.com/IP2026. Have the information that is printed in the box marked by the arrow available and follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90169-P44514

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL PAPER COMPANY

The Board of Directors recommends a vote **"FOR"** each of the nominees listed under Item 1.

Item 1 — Election of Directors (one-year term)

Nominees:	For	Against	Abstain
1a. Jamie A. Beggs	☐	☐	☐
1b. Christopher M. Connor	☐	☐	☐
1c. Ahmet C. Dorduncu	☐	☐	☐
1d. Anders Gustafsson	☐	☐	☐
1e. Jacqueline C. Hinman	☐	☐	☐
1f. Clinton A. Lewis, Jr.	☐	☐	☐
1g. David A. Robbie	☐	☐	☐
1h. Andrew K. Silvernail	☐	☐	☐
1i. Kathryn D. Sullivan	☐	☐	☐
1j. Scott A. Tozier	☐	☐	☐
1k. Anton V. Vincent	☐	☐	☐

The Board of Directors recommends a vote **"FOR"** Items 2 & 3.	For	Against	Abstain
Item 2 — Ratification of Deloitte & Touche LLP as the Company's Independent Auditor for 2026	☐	☐	☐
Item 3 — A Non-Binding Resolution to Approve the Compensation of the Company's Named Executive Officers	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy/voting instruction card, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. **If no direction is made, this proxy/voting instruction card will be voted FOR all of the nominees in Item 1, FOR the Proposals in Items 2 and 3. If you are a participant in one or more of the plans shown on the reverse side of this proxy/voting instruction card, the shares will be voted by the Trustee in its discretion.**

	Yes	No
Please indicate if you plan to attend this virtual Annual Meeting.	☐	☐

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership or LLC, please sign in firm name by authorized partner or member.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V90170-P44514

INTERNATIONAL PAPER COMPANY

SHAREOWNER PROXY AND CONFIDENTIAL VOTING INSTRUCTION CARD
ANNUAL MEETING OF SHAREOWNERS – MONDAY, MAY 11, 2026

THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL PAPER COMPANY AND BY THE TRUSTEES OF THE PLANS LISTED BELOW. THIS MAY ONLY BE USED AT THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON MAY 11, 2026, AT 11:00 A.M. CDT, LIVE VIA THE INTERNET AT WWW.VIRTUALSHAREHOLDERMEETING.COM/IP2026, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

If you are a registered shareowner or depositary interest holder, by submitting this proxy you are appointing Andrew K. Silvernail, Lance T. Loeffler and Joseph R. Saab, jointly or individually, as proxies with power of substitution, to vote all shares or depositary interests you are entitled to vote at the Annual Meeting of Shareowners on May 11, 2026, and any adjournment or postponement thereof. If no direction is made on the reverse side, this proxy will be voted FOR all nominees in Item 1, FOR Items 2 and 3. The proxies are authorized to vote upon such other business as may properly come before the meeting.

If you are a participant in either the International Paper Company Salaried Savings Plan or the International Paper Company Hourly Savings Plan, by signing this proxy/voting instruction card, you are instructing the Trustee to vote the shares of common stock in accordance with your voting instructions. The Company has authorized Broadridge as the agent to tabulate the votes under each of the plans. Any shares held by the Trustee for which it has not received voting instructions by Internet, phone or mail by 11:59 P.M. EDT May 6, 2026, will be voted by the Trustee in its discretion. Plan participants may attend the meeting but may only vote these shares by submitting voting instructions by Internet, phone or mail by 11:59 P.M. EDT May 6, 2026.

The proxies are instructed to vote as indicated on the reverse side. This proxy revokes all prior proxies given by you. Please sign on the reverse side exactly as your name or names appear(s) there. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership or LLC, please sign in firm name by authorized partner or member.